UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07899 and 811-07885

Name of Fund: BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund (Formerly BlackRock International Index Fund)

iShares Russell 2000 Small-Cap Index Fund (Formerly BlackRock Small Cap Index Fund)

                           Quantitative Master Series LLC

Master Small Cap Index Series

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Funds, Inc. and Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 06/30/2017

Item 1 –	Report to Stockholders

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Index Funds, Inc.

➢	iShares MSCI EAFE International Index Fund
➢	iShares Russell 2000 Small-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.92	12.69
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	3

Fund Summary as of June 30, 2017	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

On February 24, 2017, the Board approved a proposal to change the name of BlackRock International Index Fund to iShares MSCI EAFE International Index Fund, which was effective on June 19, 2017.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund’s Institutional Shares returned 14.66%, Investor A Shares returned 14.47% and Class K Shares returned 14.64%. The benchmark MSCI EAFE Index returned 13.81% for the same period. The MSCI EAFE Index is a free-float adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Describe the market environment.

•

The year started with the reflation trade spreading beyond the United States into developed markets in the first quarter of the year. Notable beneficiaries included countries such as Japan and parts of the Eurozone that tend to have a higher correlation to global growth.

•

Japanese equities, which make up 23% of the MSCI EAFE Index, posted solid gains of 4.61% in the first quarter. Some success can be attributed to Japanese companies having a higher exposure to global growth, which has been trending upward over the past few quarters. Fourth-quarter earnings reports were among the strongest in Japan in nearly a decade. Continued yield curve management from the central bank, better corporate governance and domestic investor buying have also been supportive of Japanese stocks.

•

In the case of Europe, economic data has been improving, particularly in large export-driven economies like Germany, where stocks climbed 8.44% during the first quarter. Additionally, inflation in the region has started to stabilize, although not a major reversal, with headline Consumer Price Index hitting 1.8% year-over-year and core inflation firming to 0.9% year-over-year in January. Political anxiety over elections in the Netherlands and France in the first half of the year, as well as fears over the European Central Bank (“ECB”) tapering its asset purchase program too soon, have weighed on investor sentiment to some extent.

•

In the U.K., Prime Minster Theresa May triggered article 50 at the end of March, marking the start of the two-year period in which the U.K. must leave the European Union. While the initial impact of Brexit appeared to be inconsequential, recent economic data has shown the first signs of stress. January retail sales and average earnings missed expectations. Furthermore, a continued weakening of the pound sterling could continue to squeeze consumers further through increasing costs of imports. In such an environment, large-cap multinationals listed on the London Stock Exchange would likely remain better positioned than domestically focused small caps. The FTSE 100 Index hit a new record high against currency weakness.

•	Australia also experienced a positive first quarter, rising 10.99%, as the country benefited from global reflation, rising metal prices, and strong domestic and Chinese economic indicators.

•

Although underperforming the broader EAFE index, Japan’s 5.1% quarterly return contributed the most to the index’s second quarter total return, given the country’s high weighting. The Japanese yen was relatively volatile throughout the period, as the Bank of Japan made no changes to their policy, but revised upward their assessment of economic prospects. Japan’s strengthening economy translated into strong corporate earnings growth and positive earnings revisions.

•

Investor interest accelerated in European equities, leading to solid, broad-based returns across the region. The defeat of anti-European Union populists in France and the Netherlands diminished political risk for the region overall. This allowed investors to focus on the strongest European earnings season in seven years amid both a strengthening regional economy and global economy. French President Emmanuel Macron’s victory was positively felt across the continent and unsurprisingly had the largest impact within France, which returned 10.2%, making it the second largest contributor to the index. Other European nations that outperformed the EAFE index and contributed at least 25 basis points to the EAFE indexes’ total return were Switzerland, Germany, Spain, Denmark and Sweden. Gains in Eurozone equities were capped, as some investors looked cautiously at ECB developments for signs of monetary tightening. The U.K. did experience some volatility ahead and in the immediate wake of the snap election in June, but the country returned a respectable 6.1% in the second quarter.

•	The largest detractor from the index’s total return was Australia, which moved roughly 2% lower in the second quarter.

•

From a sector perspective, consumer staples (+7.87%) had the strongest return in the second quarter of the MSCI EAFE Index (in USD). Increases were seen across most sectors, with notable results in utilities (+7.44%) and financials (+7.40%). In contrast, energy (-0.47%) posted the only negative returns for the quarter.

Describe recent portfolio activity.

•

During the six-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the future direction of international markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

iShares MSCI EAFE International Index Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantative Master Series, LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index.

[3]	A free-float adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Performance Summary for the Period Ended June 30, 2017

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	5 Years	10 Years
Institutional	14.66%	19.85%	8.39%	0.75%
Investor A	14.47	19.54	8.10	0.49
Class K	14.64	19.88	8.42	0.79
MSCI EAFE Index	13.81	20.27	8.69	1.03

[4]	See “About Fund Performance” on page 9 for a detailed description of share classes, including any related fees.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,146.60	$0.37	$1,000.00	$1,024.45	$0.35	0.07%
Investor A	$1,000.00	$1,144.70	$1.81	$1,000.00	$1,023.11	$1.71	0.34%
Class K	$1,000.00	$1,146.40	$0.27	$1,000.00	$1,024.55	$0.25	0.05%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	5

iShares MSCI EAFE International Index Fund

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
iShares MSCI EAFE ETF	2%
Nestlé SA, Registered Shares	2
Novartis AG, Registered Shares	1
HSBC Holdings PLC	1
Roche Holding AG	1
Toyota Motor Corp.	1
British American Tobacco PLC	1
Royal Dutch Shell PLC, Class A	1
TOTAL SA	1
BP PLC	1

Geographic Allocation	Percent of Net Assets
Japan	23%
United Kingdom	15
France	10
Germany	9
Switzerland	9
Australia	7
United States	7
Netherlands	5
Hong Kong	3
Spain	3
Sweden	3
Italy	2
Denmark	2
Other[1]	5
Liabilities in Excess of Other Assets	(3)

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Fund Summary as of June 30, 2017	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

On February 24, 2017, the Board approved a proposal to change the name of BlackRock Small Cap Index Fund to iShares Russell 2000 Small-Cap Index Fund, which was effective on June 19, 2017.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund’s Institutional Shares returned 4.95%, Investor A Shares returned 4.84% and Class K Shares returned 5.00%. The benchmark Russell 2000® Index returned 4.99% for the same period.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

•	The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

•

The reflation trade in the United States continued to gain steam in the first quarter of the year. Macro data highlighted continued economic growth and a strengthening labor market, which supported the Fed’s decision to increase the federal funds rate by 25 basis points (0.25%) in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

•

Expectations of the new administration’s policies also boosted market sentiment, sending several U.S. equity indices to record highs. The inauguration of President Trump in late January stoked risk-on appetite, as pledges of tax relief and increased fiscal spending were supportive of cyclical stocks. However, the final weeks of the quarter saw some profit taking as investor optimism waned after the failed attempt to repeal the Affordable Care Act called into question whether the new administration will be able to push through further reforms in 2017. Despite these setbacks, U.S. equities finished the quarter strong and the 10-year Treasury yield added 31 basis points in the first quarter.

•

The health care sector contributed to the Russell 2000® Index’s return in the second quarter. The sector benefited from positive investor sentiment on industry prospects following the House passing the Republican’s healthcare reform bill, as well as a leaked draft of an executive order relaxing drug price regulations being made public. Comparatively, the energy sector was the largest detractor. Surging U.S. production levels and swelling inventories overshadowed efforts made by the Organization of Petroleum Exporting Countries (“OPEC”) to stabilize crude oil. OPEC’s agreement in late May to extend the duration of their crude output cut was unable to support the market – the price of a barrel of West Texas Intermediate crude oil fell 8.9% in the quarter, which weighed particularly heavily on upstream energy companies.

•

Political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment.

•

Although the Fed continued their monetary policy normalization, the yield on the 10-year U.S. Treasury compressed by nine basis points to 2.31% in the second quarter. The Fed increased the federal funds rate by 25 basis points at the June meeting to between 1% - 1.25%, citing strength in the labor market and business spending, despite relatively weak inflation trends throughout the second quarter.

•

The strongest returns in the Russell 2000® Index as of the second quarter came from telecommunication services (+15.28%). Increases were seen across most sectors, with notable results in health care (+8.93%) and information technology (+4.19%). In contrast, negative results came from energy (-20.05%) and consumer staples (-4.48%).

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	7

iShares Russell 2000 Small-Cap Index Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Russell 2000® Index and in derivative instruments linked to the Russell 2000® Index.

[3]

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended June 30, 2017

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	5 Years	10 Years
Institutional	4.95%	24.50%	13.70%	6.75%
Investor A	4.84	24.22	13.41	6.48
Class K	5.00	24.55	13.74	6.81
Russell 2000® Index	4.99	24.60	13.70	6.92

[4]	See “About Fund Performance” on page 9 for a detailed description of share classes, including related fees, if any.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,049.50	$0.76	$1,000.00	$1,024.05	$0.75	0.10%
Investor A	$1,000.00	$1,048.40	$2.18	$1,000.00	$1,022.66	$2.16	0.37%
Class K	$1,000.00	$1,050.00	$0.61	$1,000.00	$1,024.20	$0.60	0.07%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Series, the expense example reflects the net expenses of both the Fund and the Series.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

8	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 31, 2011, Class K Shares’ performance results are those of Institutional Shares restated to reflect Class K Shares’ fees.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Manager and/or Administrator”), each Fund’s investment adviser and/or administrator, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager and/or Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

International Index and the Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument.

International Index’s and the Series’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation International Index or the Series can realize on an investment and/or may result in lower distributions paid to shareholders. International Index’s and the Series’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	9

Schedule of Investments June 30, 2017 (Unaudited)	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 6.8%
AGL Energy Ltd.	410,999	$8,054,132
Alumina Ltd.	1,314,863	1,936,675
Amcor Ltd.	702,067	8,746,164
AMP Ltd.	1,840,787	7,345,164
APA Group (a)	650,553	4,583,936
Aristocrat Leisure Ltd.	332,193	5,759,211
ASX Ltd.	110,254	4,542,577
Aurizon Holdings Ltd.	1,242,881	5,119,323
AusNet Services	1,047,249	1,396,334
Australia & New Zealand Banking Group Ltd.	1,755,270	38,741,745
Bank of Queensland Ltd.	245,465	2,159,650
Bendigo & Adelaide Bank Ltd.	285,496	2,430,307
BGP Holdings PLC (b)	783,183	9
BHP Billiton Ltd.	1,926,426	34,336,430
BlueScope Steel Ltd.	339,031	3,432,368
Boral Ltd.	656,091	3,503,015
Brambles Ltd.	957,122	7,156,963
Caltex Australia Ltd.	169,356	4,112,518
Challenger Ltd.	311,538	3,194,972
CIMIC Group Ltd.	52,162	1,556,402
Coca-Cola Amatil Ltd.	292,360	2,074,632
Cochlear Ltd.	32,998	3,941,191
Commonwealth Bank of Australia	1,027,950	65,394,328
Computershare Ltd.	250,018	2,717,126
Crown Resorts Ltd.	217,122	2,049,198
CSL Ltd.	269,666	28,619,582
Dexus	630,677	4,591,698
Domino’s Pizza Enterprises Ltd.	32,528	1,301,630
Flight Centre Travel Group Ltd.	32,208	948,047
Fortescue Metals Group Ltd.	893,564	3,577,019
Goodman Group	1,093,661	6,609,848
GPT Group	1,162,201	4,274,605
Harvey Norman Holdings Ltd.	286,891	842,452
Healthscope Ltd.	1,359,653	2,310,721
Incitec Pivot Ltd.	894,971	2,347,482
Insurance Australia Group Ltd.	1,438,380	7,496,324
Lend Lease Group (a)	321,125	4,109,949
Macquarie Group Ltd.	191,582	13,028,307
Medibank Pvt Ltd.	1,672,789	3,601,721
Mirvac Group	2,111,147	3,452,236
National Australia Bank Ltd.	1,598,510	36,363,614
Newcrest Mining Ltd.	472,697	7,336,139
Oil Search Ltd.	789,444	4,133,989
Orica Ltd.	219,675	3,490,846
Origin Energy Ltd. (c)	1,028,805	5,424,586
Qantas Airways Ltd.	264,089	1,160,815
QBE Insurance Group Ltd.	830,466	7,537,704
Ramsay Health Care Ltd.	87,723	4,963,525
REA Group Ltd.	27,325	1,394,138
Rio Tinto Ltd.	259,330	12,603,071
Santos Ltd. (c)	998,044	2,321,283
Scentre Group	3,219,835	10,010,781
Seek Ltd.	180,428	2,344,753
Sonic Healthcare Ltd.	223,611	4,163,365
South32 Ltd.	3,204,109	6,598,881
Stockland	1,477,443	4,968,496
Suncorp Group Ltd.	772,186	8,795,200
Sydney Airport (a)	721,816	3,931,942
Tabcorp Holdings Ltd.	441,458	1,482,624
Tatts Group Ltd.	756,649	2,430,696
Telstra Corp. Ltd.	2,487,436	8,218,811

Common Stocks	Shares	Value
Australia (continued)
TPG Telecom Ltd.	196,036	$858,838
Transurban Group (a)	1,209,460	11,015,034
Treasury Wine Estates Ltd.	419,412	4,241,070
Vicinity Centres	2,109,613	4,162,717
Wesfarmers Ltd.	679,539	20,953,582
Westfield Corp.	1,219,459	7,521,269
Westpac Banking Corp.	2,005,228	46,950,290
Woodside Petroleum Ltd.	449,156	10,303,211
Woolworths Ltd.	756,252	14,844,486

		571,921,747
Austria — 0.2%
Andritz AG	40,888	2,466,888
Erste Group Bank AG (c)	184,963	7,084,959
IMMOFINANZ AG (c)	2,702	6,181
OMV AG	86,273	4,481,245
Raiffeisen Bank International AG (c)	77,905	1,966,445
Voestalpine AG	71,852	3,349,005

		19,354,723
Belgium — 1.1%
Ageas	117,836	4,745,391
Anheuser-Busch InBev SA	454,055	50,149,674
Colruyt SA	39,052	2,056,818
Groupe Bruxelles Lambert SA	46,474	4,473,267
KBC Group NV	149,084	11,303,398
Proximus	88,550	3,099,194
Solvay SA	45,412	6,094,798
Telenet Group Holding NV (c)	28,644	1,804,426
UCB SA	79,200	5,447,080
Umicore SA	55,846	3,884,705

		93,058,751
Denmark — 1.7%
A.P. Moeller — Maersk A/S, Class A	2,262	4,316,112
A.P. Moeller — Maersk A/S, Class B	4,006	8,066,128
Carlsberg A/S, Class B	65,351	6,983,758
Chr Hansen Holding A/S	55,680	4,049,427
Coloplast A/S, Class B	68,271	5,706,454
Danske Bank A/S	440,404	16,943,692
DONG Energy A/S (d)	100,809	4,550,120
DSV A/S	108,734	6,678,888
Genmab A/S (c)	34,310	7,315,567
H Lundbeck A/S	37,521	2,106,323
ISS A/S	94,541	3,713,679
Novo Nordisk A/S, Class B	1,080,845	46,440,969
Novozymes A/S, Class B	144,182	6,307,832
Pandora A/S	69,194	6,457,504
TDC A/S	498,608	2,899,600
Tryg A/S	69,538	1,520,729
Vestas Wind Systems A/S	129,251	11,938,560
William Demant Holding A/S (c)	67,038	1,734,538

		147,729,880
Finland — 1.0%
Elisa OYJ	87,522	3,395,164
Fortum OYJ	257,260	4,037,344
Kone OYJ, Class B	198,833	10,115,641
Metso OYJ	80,623	2,797,445
Neste OYJ	82,649	3,261,406
Nokia OYJ	3,481,018	21,344,634
Nokian Renkaat OYJ	63,398	2,624,264

Portfolio Abbreviations

ADR	American Depositary Receipts	ETF	Exchange-Traded Fund	NOK	Norwegian Krone
CLP	Chilean Peso	FTSE	Financial Times Stock Exchange	OTC	Over-the-Counter
CVA	Certificaten Van Aandelen (Dutch Certificate)	MSCI	Morgan Stanley Capital International	REIT	Real Estate Investment Trust

See Notes to Financial Statements.

10	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	iShares MSCI EAFE International Index Fund

Common Stocks	Shares	Value
Finland (continued)
Orion OYJ, Class B	63,173	$4,035,540
Sampo OYJ, Class A	266,565	13,676,278
Stora Enso OYJ, Class R	357,592	4,620,823
UPM-Kymmene OYJ	316,838	9,034,540
Wartsila OYJ	89,962	5,320,118

		84,263,197
France — 9.8%
Accor SA	110,159	5,167,466
Aeroports de Paris	17,877	2,881,642
Air Liquide SA	233,048	28,803,781
Airbus SE	347,040	28,639,641
Alstom SA (c)	86,391	3,017,246
Arkema SA	40,097	4,282,027
AtoS SE	56,819	7,972,304
AXA SA	1,150,294	31,498,895
BNP Paribas SA	666,799	48,004,659
Bollore SA	612,124	2,783,209
Bouygues SA	132,219	5,570,415
Bureau Veritas SA	173,294	3,835,934
Capgemini SE	96,672	9,986,453
Carrefour SA	334,051	8,445,450
Casino Guichard-Perrachon SA	28,823	1,707,020
Christian Dior SE	6,811	1,947,518
Cie Generale des Etablissements Michelin	101,193	13,468,173
CNP Assurances	102,677	2,304,707
Compagnie de Saint-Gobain	297,405	15,882,921
Credit Agricole SA	673,043	10,841,611
Danone SA	352,506	26,458,231
Dassault Aviation SA	1,383	1,932,744
Dassault Systemes SA	80,334	7,205,221
Edenred	122,564	3,197,098
Eiffage SA	43,122	3,917,245
Electricite de France SA	332,815	3,606,035
Engie SA	1,029,772	15,543,105
Essilor International SA	122,037	15,524,656
Eurazeo	22,606	1,696,079
Eutelsat Communications SA	95,107	2,426,645
Fonciere Des Regions	16,684	1,547,586
Gecina SA	24,523	3,849,086
Groupe Eurotunnel SE	290,043	3,094,617
Hermes International	12,518	6,183,587
ICADE	24,757	2,076,892
Iliad SA	15,996	3,780,306
Imerys SA	26,700	2,324,075
Ingenico Group SA	36,254	3,287,779
Ipsen SA	22,824	3,123,185
JCDecaux SA	40,659	1,333,069
Kering	45,121	15,364,229
Klepierre	121,108	4,963,703
L’Oreal SA	148,933	31,054,667
Lagardere SCA	73,983	2,334,474
Legrand SA	158,628	11,085,146
LVMH Moet Hennessy Louis Vuitton SE	165,754	41,447,671
Natixis SA	528,392	3,546,941
Orange SA	1,174,515	18,692,298
Pernod Ricard SA	127,404	17,060,305
Peugeot SA	290,055	5,780,695
Publicis Groupe SA	114,819	8,557,804
Remy Cointreau SA	12,275	1,430,817
Renault SA	105,741	9,566,945
Rexel SA	172,029	2,811,349
Safran SA	187,220	17,169,236
Sanofi	692,011	66,308,428
Schneider Electric SE	335,324	25,769,469
SCOR SE	99,218	3,941,711
SEB SA	12,202	2,190,118

Common Stocks	Shares	Value
France (continued)
SES SA	234,018	$5,482,314
Societe BIC SA	15,967	1,895,944
Societe Generale SA	455,590	24,567,981
Sodexo SA	53,006	6,850,619
Suez	224,884	4,164,051
Thales SA	64,948	6,989,979
TOTAL SA	1,400,777	69,544,335
Unibail-Rodamco SE	58,152	14,653,218
Valeo SA	142,968	9,618,724
Veolia Environnement SA	286,064	6,052,131
Vinci SA	299,442	25,542,840
Vivendi SA	610,183	13,587,228
Wendel SA	19,452	2,877,136
Zodiac Aerospace	126,026	3,423,921

		833,474,740
Germany — 9.0%
adidas AG	112,404	21,553,320
Allianz SE, Registered Shares	271,490	53,576,369
Axel Springer SE	26,641	1,602,483
BASF SE	547,466	50,809,774
Bayer AG, Registered Shares	492,728	63,862,498
Bayerische Motoren Werke AG	199,732	18,576,523
Bayerische Motoren Werke AG, Preference Shares	28,815	2,377,968
Beiersdorf AG	62,032	6,524,618
Brenntag AG	98,502	5,712,537
Commerzbank AG (c)	645,518	7,708,082
Continental AG	65,661	14,204,425
Covestro AG (d)	67,165	4,869,061
Daimler AG, Registered Shares	572,440	41,518,296
Deutsche Bank AG, Registered Shares	1,221,685	21,721,296
Deutsche Boerse AG	113,569	11,996,304
Deutsche Lufthansa AG, Registered Shares	142,858	3,255,667
Deutsche Post AG, Registered Shares	588,588	22,094,560
Deutsche Telekom AG, Registered Shares	1,937,522	34,923,749
Deutsche Wohnen AG, Bearer Shares	216,647	8,301,345
E.ON SE	1,323,784	12,496,467
Evonik Industries AG	101,277	3,241,444
Fraport AG Frankfurt Airport Services Worldwide	23,700	2,097,274
Fresenius Medical Care AG & Co. KGaA	129,394	12,486,079
Fresenius SE & Co. KGaA	248,610	21,343,880
Fuchs Petrolub SE, Preference Shares	40,879	2,228,026
GEA Group AG	117,232	4,813,669
Hannover Rueck SE	34,306	4,120,614
HeidelbergCement AG	90,776	8,799,716
Henkel AG & Co. KGaA	63,007	7,632,305
Henkel AG & Co. KGaA, Preference Shares	106,834	14,731,735
Hochtief AG	10,622	1,949,973
HUGO BOSS AG	35,346	2,477,837
Infineon Technologies AG	679,449	14,431,875
Innogy SE (d)	89,131	3,507,878
K+S AG, Registered Shares	107,232	2,754,226
Lanxess AG	51,129	3,877,635
Linde AG	110,964	21,122,324
MAN SE	21,551	2,311,225
Merck KGaA	77,628	9,392,883
Metro AG	99,145	3,349,329
Muenchener Rueckversicherungs AG, Registered Shares	94,004	19,021,962
OSRAM Licht AG	48,384	3,862,109
Porsche Automobil Holding SE, Preference Shares	93,485	5,260,515
ProSiebenSat.1 Media SE, Registered Shares	147,507	6,187,834
RWE AG (c)	317,915	6,350,609
SAP SE	584,859	61,217,971
Schaeffler AG	91,531	1,313,154

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	11

Schedule of Investments (continued)	iShares MSCI EAFE International Index Fund

Common Stocks	Shares	Value
Germany (continued)
Siemens AG, Registered Shares	455,830	$62,701,209
Symrise AG	75,135	5,330,846
Telefonica Deutschland Holding AG	395,628	1,978,533
ThyssenKrupp AG	212,722	6,062,568
TUI AG	264,529	3,856,257
United Internet AG, Registered Shares	81,003	4,457,919
Volkswagen AG	17,872	2,775,799
Vonovia SE	279,585	11,123,615
Zalando SE (c)(d)	68,553	3,134,721

		758,990,890
Hong Kong — 3.3%
AIA Group Ltd.	7,206,000	52,721,687
ASM Pacific Technology Ltd.	149,604	2,018,565
Bank of East Asia Ltd.	698,532	3,002,268
BOC Hong Kong Holdings Ltd.	2,169,400	10,382,120
Cheung Kong Property Holdings Ltd.	1,590,439	12,445,625
CK Hutchison Holdings Ltd.	1,604,939	20,141,247
CK Infrastructure Holdings Ltd.	405,500	3,406,307
CLP Holdings Ltd.	1,002,687	10,602,751
First Pacific Co. Ltd.	1,337,250	986,172
Galaxy Entertainment Group Ltd.	1,405,000	8,527,371
Hang Lung Group Ltd.	479,000	1,981,908
Hang Lung Properties Ltd.	1,065,000	2,661,590
Hang Seng Bank Ltd.	476,953	9,977,946
Henderson Land Development Co. Ltd.	676,216	3,770,522
HK Electric Investments & HK Electric Investments Ltd. (a)(d)	1,698,000	1,561,164
HKT Trust & HKT Ltd. (a)	2,275,560	2,984,551
Hong Kong & China Gas Co. Ltd.	4,995,779	9,395,454
Hong Kong Exchanges & Clearing Ltd.	678,802	17,536,436
Hongkong Land Holdings Ltd.	748,600	5,509,111
Hysan Development Co. Ltd.	375,791	1,793,422
Jardine Matheson Holdings Ltd.	130,200	8,358,313
Jardine Strategic Holdings Ltd.	139,600	5,819,557
Kerry Properties Ltd.	348,000	1,181,594
Li & Fung Ltd.	2,983,980	1,085,271
Link REIT	1,299,414	9,884,691
Melco Resorts & Entertainment Ltd. — ADR	137,061	3,077,019
MGM China Holdings Ltd.	440,000	978,479
MTR Corp. Ltd.	934,000	5,255,926
New World Development Co. Ltd.	3,629,359	4,600,546
NWS Holdings Ltd.	722,220	1,420,379
PCCW Ltd.	2,265,000	1,287,230
Power Assets Holdings Ltd.	851,500	7,516,174
Sands China Ltd.	1,459,800	6,682,287
Shangri-La Asia Ltd.	729,905	1,237,785
Sino Land Co. Ltd.	1,748,349	2,864,465
SJM Holdings Ltd.	1,230,000	1,296,016
Sun Hung Kai Properties Ltd.	845,324	12,417,954
Swire Pacific Ltd., Class A	306,077	2,987,818
Swire Properties Ltd.	663,400	2,186,843
Techtronic Industries Co. Ltd.	845,000	3,882,771
WH Group Ltd. (d)	4,921,000	4,969,082
Wharf Holdings Ltd.	709,357	5,869,705
Wheelock & Co. Ltd.	460,000	3,469,595
Wynn Macau Ltd.	811,600	1,895,140
Yue Yuen Industrial Holdings Ltd.	444,285	1,842,668

		283,473,525
Ireland — 0.7%
Bank of Ireland (c)	16,314,856	4,285,896
CRH PLC	490,463	17,383,621
DCC PLC	56,332	5,130,099
Experian PLC	556,414	11,419,192
James Hardie Industries PLC	267,360	4,213,556
Kerry Group PLC, Class A	91,581	7,879,458

Common Stocks	Shares	Value
Ireland (continued)
Paddy Power Betfair PLC	52,302	$5,583,590
Ryanair Holdings PLC (c)	9,354	191,320

		56,086,732
Israel — 0.7%
Azrieli Group Ltd.	34,725	1,928,943
Bank Hapoalim BM	611,984	4,126,711
Bank Leumi Le-Israel BM	796,377	3,869,204
Bezeq The Israeli Telecommunication Corp. Ltd.	1,192,994	1,978,927
Check Point Software Technologies Ltd. (c)	79,039	8,621,574
Elbit Systems Ltd.	14,481	1,786,297
Frutarom Industries Ltd.	20,196	1,409,934
Israel Chemicals Ltd.	425,593	2,007,621
Mizrahi Tefahot Bank Ltd.	64,901	1,180,042
Mobileye NV (c)	119,791	7,522,875
NICE Ltd.	35,209	2,773,983
Taro Pharmaceutical Industries Ltd. (c)(e)	6,231	698,246
Teva Pharmaceutical Industries Ltd. — ADR	543,644	18,059,854

		55,964,211
Italy — 2.0%
Assicurazioni Generali SpA	751,925	12,411,403
Atlantia SpA	273,030	7,680,169
Enel SpA	4,909,162	26,330,248
Eni SpA	1,517,559	22,805,668
Ferrari NV	75,923	6,533,256
Intesa Sanpaolo SpA	8,095,290	25,646,363
Leonardo SpA	185,823	3,093,907
Luxottica Group SpA	103,710	6,036,749
Mediobanca SpA	311,365	3,080,343
Poste Italiane SpA (d)	301,581	2,067,936
Prysmian SpA	121,697	3,589,274
Recordati SpA	60,712	2,463,034
Saipem SpA (c)	297,520	1,101,773
Snam SpA	1,405,688	6,134,642
Telecom Italia SpA (c)	7,029,718	6,503,691
Telecom Italia SpA, Non-Convertible Savings Shares	3,485,427	2,579,295
Tenaris SA	274,670	4,288,623
Terna — Rete Elettrica Nazionale SpA	877,391	4,738,902
UniCredit SpA (c)	1,192,845	22,343,457
UnipolSai SpA	560,158	1,228,905

		170,657,638
Japan — 22.6%
ABC-Mart, Inc.	20,800	1,225,789
Acom Co. Ltd. (c)	204,600	936,510
Aeon Co. Ltd.	346,800	5,274,687
AEON Financial Service Co. Ltd.	56,600	1,201,171
Aeon Mall Co. Ltd.	64,050	1,265,432
Air Water, Inc.	77,300	1,426,624
Aisin Seiki Co. Ltd.	99,500	5,114,958
Ajinomoto Co., Inc.	338,400	7,317,618
Alfresa Holdings Corp.	110,100	2,128,575
Alps Electric Co. Ltd.	111,500	3,238,887
Amada Holdings Co. Ltd.	209,400	2,428,971
ANA Holdings, Inc.	643,000	2,238,917
Aozora Bank Ltd.	694,000	2,649,610
Asahi Glass Co. Ltd.	114,420	4,832,278
Asahi Group Holdings Ltd.	233,300	8,786,141
Asahi Kasei Corp.	771,000	8,317,790
Asics Corp.	81,800	1,520,220
Astellas Pharma, Inc.	1,310,600	16,063,619
Bandai Namco Holdings, Inc.	130,200	4,448,588
Bank of Kyoto Ltd.	175,000	1,658,310
Benesse Holdings, Inc.	37,400	1,413,875
Bridgestone Corp.	395,700	17,106,720

See Notes to Financial Statements.

12	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	iShares MSCI EAFE International Index Fund

Common Stocks	Shares	Value
Japan (continued)
Brother Industries Ltd.	128,300	$2,971,814
Calbee, Inc.	41,400	1,628,385
Canon, Inc.	636,000	21,633,737
Casio Computer Co. Ltd.	106,200	1,636,775
Central Japan Railway Co.	85,800	14,012,576
Chiba Bank Ltd.	379,000	2,758,141
Chubu Electric Power Co., Inc.	424,000	5,638,627
Chugai Pharmaceutical Co. Ltd.	128,200	4,803,129
Chugoku Bank Ltd.	101,600	1,525,361
Chugoku Electric Power Co., Inc.	163,800	1,808,578
Coca-Cola Bottlers Japan, Inc.	71,000	2,055,847
Concordia Financial Group Ltd.	698,400	3,539,759
Credit Saison Co. Ltd.	78,800	1,542,978
CYBERDYNE, Inc. (c)(e)	64,800	863,493
Dai Nippon Printing Co. Ltd.	311,000	3,464,524
Dai-ichi Life Holdings, Inc.	636,400	11,551,554
Daicel Corp.	147,700	1,846,067
Daiichi Sankyo Co. Ltd.	326,200	7,699,269
Daikin Industries Ltd.	146,000	14,978,436
Daito Trust Construction Co. Ltd.	43,700	6,808,269
Daiwa House Industry Co. Ltd.	331,200	11,335,511
Daiwa House REIT Investment Corp.	757	1,796,826
Daiwa Securities Group, Inc.	1,042,000	6,204,803
DeNA Co. Ltd.	55,800	1,254,130
Denso Corp.	284,500	12,073,641
Dentsu, Inc.	136,413	6,544,137
Disco Corp.	16,600	2,662,495
Don Quijote Holdings Co. Ltd.	68,600	2,606,444
East Japan Railway Co.	204,549	19,595,017
Eisai Co. Ltd.	164,100	9,079,247
Electric Power Development Co. Ltd.	96,300	2,385,180
FamilyMart UNY Holdings Co. Ltd.	45,900	2,628,502
FANUC Corp.	115,600	22,373,887
Fast Retailing Co. Ltd.	31,300	10,467,487
Fuji Electric Co. Ltd.	302,800	1,601,588
FUJIFILM Holdings Corp.	252,200	9,093,690
Fujitsu Ltd.	1,179,000	8,720,199
Fukuoka Financial Group, Inc.	401,000	1,913,255
Hachijuni Bank Ltd.	249,300	1,588,432
Hakuhodo DY Holdings, Inc.	118,500	1,578,147
Hamamatsu Photonics KK	85,700	2,641,030
Hankyu Hanshin Holdings, Inc.	135,800	4,892,232
Hikari Tsushin, Inc.	12,900	1,359,090
Hino Motors Ltd.	133,600	1,491,720
Hirose Electric Co. Ltd.	19,000	2,718,983
Hiroshima Bank Ltd.	307,000	1,366,584
Hisamitsu Pharmaceutical Co., Inc.	36,300	1,740,354
Hitachi Chemical Co. Ltd.	56,300	1,687,907
Hitachi Construction Machinery Co. Ltd.	55,100	1,386,103
Hitachi High-Technologies Corp.	35,400	1,378,579
Hitachi Ltd.	2,914,000	17,966,823
Hitachi Metals Ltd.	112,100	1,564,061
Honda Motor Co. Ltd.	1,018,700	27,910,401
Hoshizaki Corp.	37,400	3,393,332
Hoya Corp.	230,800	12,015,765
Hulic Co. Ltd.	152,300	1,559,675
Idemitsu Kosan Co. Ltd.	49,200	1,399,675
IHI Corp. (c)	955,000	3,263,599
Iida Group Holdings Co. Ltd.	87,500	1,460,506
Inpex Corp.	601,200	5,804,860
Isetan Mitsukoshi Holdings Ltd.	170,905	1,719,338
Isuzu Motors Ltd.	308,200	3,827,032
ITOCHU Corp.	896,300	13,344,938
J. Front Retailing Co. Ltd.	132,600	2,043,426
Japan Airlines Co. Ltd.	72,580	2,248,214
Japan Airport Terminal Co. Ltd.	31,500	1,209,273
Japan Exchange Group, Inc.	320,600	5,829,410

Common Stocks	Shares	Value
Japan (continued)
Japan Post Bank Co. Ltd.	238,000	$3,055,239
Japan Post Holdings Co. Ltd.	248,800	3,094,917
Japan Prime Realty Investment Corp.	438	1,516,790
Japan Real Estate Investment Corp.	806	4,005,815
Japan Retail Fund Investment Corp.	1,590	2,934,157
Japan Tobacco, Inc.	655,300	23,032,533
JFE Holdings, Inc.	323,900	5,639,613
JGC Corp.	106,800	1,739,699
JSR Corp.	102,000	1,765,747
JTEKT Corp.	133,200	1,960,084
JXTG Holdings, Inc.	1,880,210	8,226,874
Kajima Corp.	508,800	4,300,183
Kakaku.com, Inc.	86,900	1,249,181
Kamigumi Co. Ltd.	141,000	1,482,167
Kaneka Corp.	148,000	1,132,711
Kansai Electric Power Co., Inc.	441,200	6,083,892
Kansai Paint Co. Ltd.	124,800	2,881,157
Kao Corp.	301,300	17,914,786
Kawasaki Heavy Industries Ltd.	855,000	2,545,011
KDDI Corp.	1,107,500	29,290,744
Keihan Holdings Co. Ltd.	248,000	1,578,174
Keikyu Corp.	255,000	3,075,383
Keio Corp.	335,000	2,808,054
Keisei Electric Railway Co. Ltd.	72,600	1,943,026
Keyence Corp.	57,484	25,306,051
Kikkoman Corp.	87,400	2,795,766
Kintetsu Group Holdings Co. Ltd.	1,049,000	4,047,121
Kirin Holdings Co. Ltd.	526,900	10,748,016
Kobe Steel Ltd. (c)	179,800	1,853,960
Koito Manufacturing Co. Ltd.	63,900	3,304,303
Komatsu Ltd.	561,700	14,417,396
Konami Holdings Corp.	52,700	2,933,581
Konica Minolta, Inc.	337,200	2,813,208
Kose Corp.	19,200	2,105,678
Kubota Corp.	643,700	10,880,324
Kuraray Co. Ltd.	206,500	3,760,166
Kurita Water Industries Ltd.	62,600	1,712,365
Kyocera Corp.	191,700	11,141,736
Kyowa Hakko Kirin Co. Ltd.	144,800	2,693,136
Kyushu Electric Power Co., Inc.	257,900	3,134,445
Kyushu Financial Group, Inc.	168,300	1,066,439
Kyushu Railway Co.	91,800	2,977,450
Lawson, Inc.	27,900	1,952,527
LINE Corp. (c)	23,300	808,882
Lion Corp.	125,000	2,592,733
LIXIL Group Corp.	154,200	3,865,038
M3, Inc.	132,100	3,644,160
Mabuchi Motor Co. Ltd.	25,800	1,289,557
Makita Corp.	124,800	4,621,844
Marubeni Corp.	942,100	6,103,539
Marui Group Co. Ltd.	108,300	1,600,224
Maruichi Steel Tube Ltd.	25,100	730,268
Mazda Motor Corp.	359,480	5,050,295
McDonald’s Holdings Co. Japan Ltd.	37,300	1,430,883
Mebuki Financial Group, Inc.	543,300	2,028,541
Medipal Holdings Corp.	97,000	1,798,580
MEIJI Holdings Co. Ltd.	75,600	6,130,322
Minebea Mitsumi, Inc.	236,200	3,819,814
Miraca Holdings, Inc.	30,400	1,369,187
MISUMI Group, Inc.	171,500	3,930,717
Mitsubishi Chemical Holdings Corp.	864,900	7,206,133
Mitsubishi Corp.	916,200	19,259,448
Mitsubishi Electric Corp.	1,177,900	17,035,496
Mitsubishi Estate Co. Ltd.	769,000	14,374,764
Mitsubishi Gas Chemical Co., Inc.	98,200	2,085,709
Mitsubishi Heavy Industries Ltd.	1,939,200	7,983,987
Mitsubishi Materials Corp.	67,200	2,039,279

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	13

Schedule of Investments (continued)	iShares MSCI EAFE International Index Fund

Common Stocks	Shares	Value
Japan (continued)
Mitsubishi Motors Corp.	372,800	$2,465,384
Mitsubishi Tanabe Pharma Corp.	135,800	3,141,337
Mitsubishi UFJ Financial Group, Inc.	7,202,474	48,580,998
Mitsubishi UFJ Lease & Finance Co. Ltd.	216,800	1,189,482
Mitsui & Co. Ltd.	1,053,900	15,087,459
Mitsui Chemicals, Inc.	498,000	2,652,034
Mitsui Fudosan Co. Ltd.	529,200	12,678,831
Mitsui OSK Lines Ltd.	611,000	1,804,222
Mixi, Inc.	25,000	1,391,231
Mizuho Financial Group, Inc.	14,605,364	26,778,551
MS&AD Insurance Group Holdings, Inc.	287,170	9,685,863
Murata Manufacturing Co. Ltd.	114,900	17,541,321
Nabtesco Corp.	58,200	1,697,348
Nagoya Railroad Co. Ltd.	628,000	2,930,313
NEC Corp.	1,583,000	4,208,249
Nexon Co. Ltd. (c)	137,600	2,729,414
NGK Insulators Ltd.	167,500	3,358,064
NGK Spark Plug Co. Ltd.	88,300	1,891,430
NH Foods Ltd.	118,000	3,589,570
Nidec Corp.	140,600	14,445,232
Nikon Corp.	228,500	3,662,657
Nintendo Co. Ltd.	67,700	22,665,375
Nippon Building Fund, Inc.	786	4,011,238
Nippon Electric Glass Co. Ltd.	41,100	1,499,228
Nippon Express Co. Ltd.	446,000	2,798,724
Nippon Paint Holdings Co. Ltd.	91,500	3,481,094
Nippon Prologis REIT, Inc.	823	1,751,779
Nippon Steel & Sumitomo Metal Corp.	462,300	10,476,058
Nippon Telegraph & Telephone Corp.	417,100	19,688,818
Nippon Yusen KK (c)	793,000	1,482,503
Nissan Chemical Industries Ltd.	67,700	2,243,366
Nissan Motor Co. Ltd.	1,380,000	13,779,197
Nisshin Seifun Group, Inc.	107,040	1,759,693
Nissin Foods Holdings Co. Ltd.	35,100	2,194,788
Nitori Holdings Co. Ltd.	48,900	6,545,908
Nitto Denko Corp.	99,010	8,176,377
NOK Corp.	60,700	1,288,640
Nomura Holdings, Inc.	2,209,000	13,321,248
Nomura Real Estate Holdings, Inc.	68,100	1,340,185
Nomura Real Estate Master Fund, Inc.	2,372	3,241,399
Nomura Research Institute Ltd.	77,870	3,076,370
NSK Ltd.	219,900	2,767,170
NTT Data Corp.	362,500	4,044,280
NTT DOCOMO, Inc.	836,400	19,781,426
Obayashi Corp.	375,700	4,426,543
Obic Co. Ltd.	33,600	2,068,951
Odakyu Electric Railway Co. Ltd.	168,200	3,399,451
Oji Holdings Corp.	490,000	2,536,972
Olympus Corp.	177,800	6,514,304
Omron Corp.	111,500	4,853,526
Ono Pharmaceutical Co. Ltd.	261,300	5,699,314
Oracle Corp. Japan	20,600	1,339,982
Oriental Land Co. Ltd.	129,800	8,797,198
ORIX Corp.	793,600	12,348,294
Osaka Gas Co. Ltd.	1,250,000	5,118,553
Otsuka Corp.	27,100	1,685,729
Otsuka Holdings Co. Ltd.	233,200	9,956,531
Panasonic Corp.	1,327,500	18,087,530
Park24 Co. Ltd.	60,800	1,547,138
Pola Orbis Holdings, Inc.	48,500	1,283,145
Rakuten, Inc.	577,000	6,809,128
Recruit Holdings Co. Ltd.	650,900	11,201,908
Resona Holdings, Inc.	1,368,456	7,559,093
Ricoh Co. Ltd.	402,400	3,564,710
Rinnai Corp.	17,800	1,662,988
Rohm Co. Ltd.	53,000	4,086,372
Ryohin Keikaku Co. Ltd.	13,200	3,303,704

Common Stocks	Shares	Value
Japan (continued)
Sankyo Co. Ltd.	20,900	$709,979
Santen Pharmaceutical Co. Ltd.	200,500	2,723,415
SBI Holdings, Inc.	108,240	1,471,915
Secom Co. Ltd.	123,800	9,419,322
Sega Sammy Holdings, Inc.	107,632	1,451,118
Seibu Holdings, Inc.	112,000	2,075,192
Seiko Epson Corp.	165,200	3,686,006
Sekisui Chemical Co. Ltd.	225,500	4,046,248
Sekisui House Ltd.	384,700	6,799,032
Seven & i Holdings Co. Ltd.	456,500	18,837,216
Seven Bank Ltd.	312,200	1,119,379
Sharp Corp. (c)	933,000	3,458,362
Shimadzu Corp.	169,500	3,229,853
Shimamura Co. Ltd.	13,100	1,605,954
Shimano, Inc.	45,800	7,272,053
Shimizu Corp.	326,000	3,463,951
Shin-Etsu Chemical Co. Ltd.	231,800	21,096,775
Shinsei Bank Ltd.	884,000	1,548,557
Shionogi & Co. Ltd.	175,300	9,774,357
Shiseido Co. Ltd.	230,400	8,213,217
Shizuoka Bank Ltd.	357,000	3,237,751
Showa Shell Sekiyu KK	92,300	857,315
SMC Corp.	34,000	10,393,535
Softbank Group Corp.	494,000	40,157,308
Sohgo Security Services Co. Ltd.	36,900	1,665,668
Sompo Holdings, Inc.	219,175	8,507,249
Sony Corp.	759,000	28,951,100
Sony Financial Holdings, Inc.	95,100	1,626,398
Stanley Electric Co. Ltd.	86,300	2,615,310
Start Today Co. Ltd.	104,700	2,580,297
Subaru Corp.	360,600	12,227,244
Sumitomo Chemical Co. Ltd.	984,000	5,687,321
Sumitomo Corp.	725,600	9,461,947
Sumitomo Dainippon Pharma Co. Ltd.	86,200	1,176,620
Sumitomo Electric Industries Ltd.	458,300	7,090,087
Sumitomo Heavy Industries Ltd.	306,000	2,030,501
Sumitomo Metal Mining Co. Ltd.	285,000	3,809,332
Sumitomo Mitsui Financial Group, Inc.	808,750	31,577,195
Sumitomo Mitsui Trust Holdings, Inc.	204,782	7,355,619
Sumitomo Realty & Development Co. Ltd.	205,000	6,348,490
Sumitomo Rubber Industries Ltd.	92,200	1,561,454
Sundrug Co. Ltd.	38,000	1,417,488
Suntory Beverage & Food Ltd.	82,400	3,830,019
Suruga Bank Ltd.	93,300	2,269,099
Suzuken Co. Ltd.	35,700	1,188,385
Suzuki Motor Corp.	205,800	9,803,890
Sysmex Corp.	96,800	5,793,836
T&D Holdings, Inc.	338,200	5,171,799
Taiheiyo Cement Corp.	661,000	2,417,299
Taisei Corp.	632,000	5,780,612
Taisho Pharmaceutical Holdings Co. Ltd.	21,000	1,600,082
Taiyo Nippon Sanso Corp.	58,900	664,347
Takashimaya Co. Ltd.	159,000	1,516,873
Takeda Pharmaceutical Co. Ltd.	431,100	21,886,499
TDK Corp.	83,100	5,493,069
Teijin Ltd.	134,500	2,595,457
Terumo Corp.	200,900	7,927,305
THK Co. Ltd.	62,700	1,786,901
Tobu Railway Co. Ltd.	588,000	3,212,520
Toho Co. Ltd.	59,700	1,841,145
Toho Gas Co. Ltd.	236,000	1,719,029
Tohoku Electric Power Co., Inc.	268,600	3,722,554
Tokio Marine Holdings, Inc.	412,600	17,169,626
Tokyo Electric Power Co. Holdings, Inc. (c)	815,700	3,367,495
Tokyo Electron Ltd.	94,800	12,816,293
Tokyo Gas Co. Ltd.	1,253,000	6,526,493
Tokyo Tatemono Co. Ltd.	124,900	1,641,780

See Notes to Financial Statements.

14	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	iShares MSCI EAFE International Index Fund

Common Stocks	Shares	Value
Japan (continued)
Tokyu Corp.	605,000	$4,623,158
Tokyu Fudosan Holdings Corp.	267,700	1,587,594
Toppan Printing Co. Ltd.	297,000	3,265,816
Toray Industries, Inc.	886,600	7,438,278
Toshiba Corp. (c)	2,488,000	6,026,954
Tosoh Corp.	341,000	3,514,420
Toto Ltd.	80,200	3,072,846
Toyo Seikan Kaisha Ltd.	84,200	1,425,404
Toyo Suisan Kaisha Ltd.	52,200	2,002,733
Toyoda Gosei Co. Ltd.	28,900	692,486
Toyota Industries Corp.	104,300	5,516,457
Toyota Motor Corp.	1,564,588	82,240,165
Toyota Tsusho Corp.	123,800	3,722,141
Trend Micro, Inc.	78,700	4,067,451
Tsuruha Holdings, Inc.	24,000	2,550,326
Unicharm Corp.	250,800	6,314,129
United Urban Investment Corp.	1,781	2,540,881
USS Co. Ltd.	118,800	2,367,813
West Japan Railway Co.	100,100	7,082,629
Yahoo! Japan Corp.	797,300	3,466,042
Yakult Honsha Co. Ltd.	49,400	3,367,255
Yamada Denki Co. Ltd.	327,200	1,626,854
Yamaguchi Financial Group, Inc.	99,000	1,199,090
Yamaha Corp.	103,300	3,576,137
Yamaha Motor Co. Ltd.	180,300	4,678,669
Yamato Holdings Co. Ltd.	199,500	4,052,956
Yamazaki Baking Co. Ltd.	65,500	1,305,869
Yaskawa Electric Corp.	157,300	3,349,241
Yokogawa Electric Corp.	126,800	2,040,632
Yokohama Rubber Co. Ltd.	94,600	1,907,057

		1,915,263,080
Luxembourg — 0.2%
ArcelorMittal (c)	397,739	9,021,951
Eurofins Scientific SE	6,317	3,564,081
RTL Group SA (c)	20,693	1,563,336

		14,149,368
Mexico — 0.0%
Fresnillo PLC	134,464	2,606,548
Netherlands — 4.9%
ABN AMRO Group NV (d)	218,031	5,776,039
Aegon NV	1,007,004	5,153,753
AerCap Holdings NV (c)	84,852	3,939,678
Akzo Nobel NV	149,801	13,027,978
Altice NV Class A (c)	242,066	5,577,050
Altice NV Class B (c)	50,125	1,156,160
ASML Holding NV	221,611	28,887,578
CNH Industrial NV	622,207	7,056,290
EXOR NV	64,879	3,520,524
Gemalto NV	45,844	2,749,690
Heineken Holding NV	62,832	5,759,180
Heineken NV	138,766	13,492,857
ING Groep NV	2,303,347	39,762,120
Koninklijke Ahold Delhaize NV	757,375	14,456,180
Koninklijke Boskalis Westminster NV	48,303	1,568,686
Koninklijke DSM NV	110,674	8,049,595
Koninklijke KPN NV	2,120,415	6,786,519
Koninklijke Philips NV	552,838	19,680,300
Koninklijke Vopak NV	56,102	2,599,700
NN Group NV	186,119	6,604,065
NXP Semiconductor NV (c)	206,357	22,585,774
QIAGEN NV (c)	126,962	4,224,499
Randstad Holding NV	73,431	4,281,108
Royal Dutch Shell PLC, Class A	2,639,375	70,124,763
Royal Dutch Shell PLC, Class B	2,237,635	60,072,434
Unilever NV CVA	970,253	53,559,664

Common Stocks	Shares	Value
Netherlands (continued)
Wolters Kluwer NV	183,741	$7,770,944

		418,223,128
New Zealand — 0.2%
Auckland International Airport Ltd.	541,836	2,831,200
Contact Energy Ltd.	424,162	1,619,375
Fletcher Building Ltd.	353,163	2,068,088
Mercury NZ Ltd.	454,486	1,105,717
Meridian Energy Ltd.	769,498	1,640,767
Ryman Healthcare Ltd.	236,638	1,437,555
Spark New Zealand Ltd.	1,208,885	3,349,629

		14,052,331
Norway — 0.6%
DNB ASA	581,581	9,901,287
Gjensidige Forsikring ASA	112,526	1,920,807
Marine Harvest ASA (c)	232,053	3,970,241
Norsk Hydro ASA	740,392	4,097,332
Orkla ASA	518,275	5,267,753
Schibsted ASA, Class A	45,450	1,097,747
Schibsted ASA, Class B	61,787	1,366,700
Statoil ASA	697,347	11,563,505
Telenor ASA	461,981	7,664,375
Yara International ASA	97,691	3,673,401

		50,523,148
Portugal — 0.1%
EDP — Energias de Portugal SA	1,417,829	4,638,030
Galp Energia SGPS SA	225,543	3,417,824
Jeronimo Martins SGPS SA	175,617	3,428,705

		11,484,559
Singapore — 1.3%
Ascendas Real Estate Investment Trust	1,514,446	2,869,501
CapitaLand Commercial Trust Ltd.	1,214,700	1,463,970
CapitaLand Ltd.	1,468,249	3,730,849
CapitaLand Mall Trust	1,654,900	2,373,342
City Developments Ltd.	233,835	1,821,483
ComfortDelGro Corp. Ltd.	1,250,316	2,088,409
DBS Group Holdings Ltd.	1,041,407	15,673,977
Genting Singapore PLC	4,224,427	3,328,281
Global Logistic Properties Ltd.	1,512,100	3,141,329
Golden Agri-Resources Ltd.	4,730,351	1,288,435
Hutchison Port Holdings Trust	2,969,600	1,275,874
Jardine Cycle & Carriage Ltd.	76,156	2,451,964
Keppel Corp. Ltd.	830,477	3,792,522
Oversea-Chinese Banking Corp. Ltd.	1,835,798	14,380,430
SATS Ltd.	348,200	1,291,708
SembCorp Industries Ltd.	550,790	1,231,314
Singapore Airlines Ltd.	344,709	2,533,352
Singapore Exchange Ltd.	438,900	2,339,107
Singapore Press Holdings Ltd.	496,185	1,164,184
Singapore Technologies Engineering Ltd.	962,013	2,570,068
Singapore Telecommunications Ltd.	4,981,232	14,067,394
StarHub Ltd.	296,557	585,904
Suntec Real Estate Investment Trust	1,305,700	1,772,034
United Overseas Bank Ltd.	785,947	13,194,979
UOL Group Ltd.	388,899	2,157,772
Wilmar International Ltd.	980,970	2,386,062
Yangzijiang Shipbuilding Holdings Ltd.	1,357,383	1,172,953

		106,147,197
Spain — 3.3%
Abertis Infraestructuras SA	463,032	8,582,978
ACS Actividades de Construccion y Servicios SA	156,993	6,069,954
Aena SA (d)	43,873	8,567,266
Amadeus IT Group SA	267,508	15,990,475
Banco Bilbao Vizcaya Argentaria SA	4,042,195	33,671,263

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	15

Schedule of Investments (continued)	iShares MSCI EAFE International Index Fund

Common Stocks	Shares	Value
Spain (continued)
Banco de Sabadell SA	3,506,590	$7,134,345
Banco Santander SA	8,739,614	58,029,930
Bankia SA	608,020	2,940,840
Bankinter SA	469,890	4,334,712
CaixaBank SA	2,228,455	10,652,845
Distribuidora Internacional de Alimentacion SA	381,220	2,378,956
Enagas SA	32,261	905,383
Endesa SA	189,476	4,370,942
Ferrovial SA	315,849	7,016,008
Gamesa Corp. Technologica SA	145,468	3,112,366
Gas Natural SDG SA	208,933	4,890,798
Grifols SA	189,944	5,295,846
Iberdrola SA	3,175,583	25,164,637
Industria de Diseno Textil SA	663,402	25,477,929
International Consolidated Airlines Group SA	384,071	3,051,552
Mapfre SA	788,268	2,759,103
Red Electrica Corp. SA	100,333	2,099,008
Repsol SA	735,137	11,270,435
Telefonica SA	2,714,261	28,096,973

		281,864,544
Sweden — 2.8%
Alfa Laval AB	181,667	3,718,270
Assa Abloy AB, Class B	594,017	13,093,002
Atlas Copco AB, A Shares	394,192	15,157,372
Atlas Copco AB, B Shares	236,275	8,166,783
Boliden AB	155,487	4,250,225
Electrolux AB, Class B	150,907	4,948,426
Essity AB (c)	363,054	9,933,166
Getinge AB, Class B	138,248	2,707,761
Hennes & Mauritz AB, Class B	566,332	14,119,804
Hexagon AB, Class B	155,243	7,375,540
Husqvarna AB, Class B	252,197	2,506,888
ICA Gruppen AB	42,504	1,583,355
Industrivarden AB, Class C	101,875	2,443,946
Investor AB, Class B	268,752	12,966,348
Kinnevik AB	137,584	4,217,929
L E Lundbergforetagen AB, B Shares	19,085	1,507,525
Lundin Petroleum AB (c)	103,283	1,990,673
Millicom International Cellular SA	46,585	2,755,409
Nordea Bank AB	1,803,503	22,970,179
Sandvik AB	678,966	10,689,800
Securitas AB, Class B	186,878	3,151,973
Skandinaviska Enskilda Banken AB, Class A	924,168	11,188,565
Skanska AB, Class B	215,385	5,114,517
SKF AB, Class B	210,848	4,281,561
Svenska Handelsbanken AB, Class A	914,777	13,101,547
Swedbank AB, Class A	540,862	13,200,189
Swedish Match AB	108,800	3,833,111
Tele2 AB, Class B	210,479	2,205,751
Telefonaktiebolaget LM Ericsson, Class B	1,832,365	13,174,942
Telia Co. AB	1,541,670	7,104,927
Volvo AB, Class B	915,958	15,620,418

		239,079,902
Switzerland — 8.6%
ABB Ltd., Registered Shares	1,185,869	29,434,578
Adecco SA, Registered Shares	99,702	7,595,511
Baloise Holding AG, Registered Shares	31,268	4,843,403
Barry Callebaut AG, Registered Shares (c)	1,487	2,046,884
Cie Financiere Richemont SA, Registered Shares	308,022	25,488,455
Coca-Cola HBC AG (c)	121,801	3,582,044
Credit Suisse Group AG, Registered Shares (c)	1,405,116	20,445,830
Dufry AG (c)	20,256	3,324,218
EMS-Chemie Holding AG, Registered Shares	4,689	3,462,404
Geberit AG, Registered Shares	21,918	10,234,829
Givaudan SA, Registered Shares	5,500	11,020,894

Common Stocks	Shares	Value
Switzerland (continued)
Glencore PLC (c)	7,324,219	$27,445,502
Julius Baer Group Ltd. (c)	136,687	7,222,026
Kuehne & Nagel International AG, Registered Shares	32,309	5,401,528
LafargeHolcim Ltd. (c)	269,220	15,472,899
Lindt & Spruengli AG	559	3,241,256
Lindt & Spruengli AG, Registered Shares	60	4,183,721
Lonza Group AG, Registered Shares (c)	45,355	9,824,622
Nestle SA, Registered Shares	1,851,633	161,495,080
Novartis AG, Registered Shares	1,327,765	110,903,706
Pargesa Holding SA, Bearer Shares	23,534	1,793,182
Partners Group Holding AG	10,904	6,770,409
Roche Holding AG	418,450	106,920,187
Schindler Holding AG, Participation Certificates	23,145	4,907,037
Schindler Holding AG, Registered Shares	12,364	2,569,970
SGS SA, Registered Shares	3,340	8,098,447
Sika AG, Bearer Shares	1,314	8,436,048
Sonova Holding AG, Registered Shares	29,770	4,842,789
STMicroelectronics NV	406,170	5,840,529
Straumann Holding AG, Registered Shares	5,167	2,942,453
Swatch Group AG, Bearer Shares	18,819	6,960,472
Swatch Group AG, Registered Shares	32,388	2,366,023
Swiss Life Holding AG, Registered Shares (c)	20,245	6,848,314
Swiss Prime Site AG, Registered Shares (c)	38,360	3,487,701
Swiss Re AG	194,747	17,847,149
Swisscom AG, Registered Shares	15,528	7,504,679
UBS Group AG, Registered Shares (c)	2,184,804	37,154,521
Vifor Pharma AG	30,133	3,328,421
Zurich Insurance Group AG	90,669	26,461,642

		731,749,363
United Arab Emirates — 0.0%
Mediclinic International PLC	186,944	1,808,316
United Kingdom — 15.1%
3i Group PLC	591,229	6,951,402
Aberdeen Asset Management PLC	499,644	1,967,147
Admiral Group PLC	127,365	3,323,567
Anglo American PLC (c)	801,558	10,708,588
Antofagasta PLC	211,311	2,204,602
Ashtead Group PLC	309,713	6,408,771
Associated British Foods PLC	214,543	8,209,965
AstraZeneca PLC	752,661	50,415,881
Auto Trader Group PLC (d)	557,883	2,762,275
Aviva PLC	2,413,368	16,554,173
Babcock International Group PLC	145,353	1,666,835
BAE Systems PLC	1,878,445	15,507,080
Barclays PLC	10,130,696	26,793,386
Barratt Developments PLC	569,633	4,183,536
Berkeley Group Holdings PLC	81,471	3,425,816
BHP Billiton PLC	1,250,996	19,166,132
BP PLC	11,680,360	67,421,042
British American Tobacco PLC	1,109,769	75,622,853
British Land Co. PLC	551,566	4,354,361
BT Group PLC	5,036,141	19,365,166
Bunzl PLC	199,128	5,936,469
Burberry Group PLC	274,725	5,944,694
Capita PLC	433,266	3,904,377
Carnival PLC	113,383	7,497,279
Centrica PLC	3,261,199	8,502,762
Cobham PLC	1,502,622	2,536,388
Coca-Cola European Partners PLC	121,913	4,939,571
Compass Group PLC	942,771	19,899,570
ConvaTec Group PLC (c)(d)	705,617	2,933,546
Croda International PLC	79,019	4,001,717
Diageo PLC	1,494,034	44,151,308
Direct Line Insurance Group PLC	737,916	3,416,936
Dixons Carphone PLC	510,987	1,888,948

See Notes to Financial Statements.

16	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	iShares MSCI EAFE International Index Fund

Common Stocks	Shares	Value
United Kingdom (continued)
easyJet PLC	99,665	$1,765,574
Fiat Chrysler Automobiles NV (c)	649,885	6,865,755
G4S PLC	941,335	4,003,424
GKN PLC	982,813	4,174,570
GlaxoSmithKline PLC	2,913,974	62,030,489
Hammerson PLC	436,597	3,266,572
Hargreaves Lansdown PLC	151,819	2,574,446
Hikma Pharmaceuticals PLC	73,381	1,405,356
HSBC Holdings PLC	11,809,839	109,618,494
IMI PLC	175,672	2,736,121
Imperial Brands PLC	572,581	25,730,141
Inmarsat PLC	257,590	2,583,407
InterContinental Hotels Group PLC	110,418	6,131,911
Intertek Group PLC	93,046	5,111,503
Intu Properties PLC	474,114	1,662,667
Investec PLC	409,535	3,060,033
ITV PLC	2,176,260	5,151,350
J. Sainsbury PLC	918,131	3,011,526
Johnson Matthey PLC	109,182	4,086,312
Kingfisher PLC	1,331,150	5,213,997
Land Securities Group PLC	466,169	6,154,668
Legal & General Group PLC	3,574,032	12,026,608
Lloyds Banking Group PLC	42,486,632	36,613,969
London Stock Exchange Group PLC	188,341	8,958,905
Marks & Spencer Group PLC	939,826	4,078,956
Meggitt PLC	430,250	2,673,468
Merlin Entertainments PLC (d)	436,142	2,730,190
Mondi PLC	218,787	5,736,980
National Grid PLC	2,057,275	25,490,624
Next PLC	94,903	4,766,391
Old Mutual PLC	2,960,834	7,469,818
Pearson PLC	502,342	4,523,045
Persimmon PLC	183,648	5,363,715
Petrofac Ltd.	116,652	670,746
Provident Financial PLC	86,339	2,738,381
Prudential PLC	1,541,724	35,388,351
Randgold Resources Ltd.	59,259	5,258,387
Reckitt Benckiser Group PLC	394,812	40,023,296
RELX NV	594,699	12,260,786
RELX PLC	638,228	13,796,567
Rio Tinto PLC	732,334	31,015,662
Rolls-Royce Holdings PLC (c)	1,005,111	11,657,898
Royal Bank of Scotland Group PLC (c)	2,185,227	7,051,050
Royal Mail PLC	524,516	2,877,319
RSA Insurance Group PLC	647,753	5,196,148
Sage Group PLC	668,891	5,993,900
Schroders PLC	67,312	2,721,823
Segro PLC	586,498	3,738,199
Severn Trent PLC	150,226	4,270,681
Shire PLC	538,530	29,693,962
Sky PLC	624,126	8,083,134
Smith & Nephew PLC	513,159	8,861,478
Smiths Group PLC	225,963	4,698,201
SSE PLC	605,563	11,458,028
St. James’s Place PLC	303,720	4,681,394
Standard Chartered PLC (c)	1,952,975	19,780,132
Standard Life PLC	1,176,942	6,120,097
Tate & Lyle PLC	275,689	2,375,990
Taylor Wimpey PLC	2,107,397	4,839,525
Tesco PLC (c)	4,972,579	10,947,777
Travis Perkins PLC	153,254	2,905,220
Unilever PLC	763,907	41,341,016
United Utilities Group PLC	411,255	4,648,735
Vodafone Group PLC	15,758,595	44,753,659
Weir Group PLC	127,961	2,888,057
Whitbread PLC	108,631	5,613,973
WM Morrison Supermarkets PLC	1,317,041	4,136,614

Common Stocks	Shares	Value
United Kingdom (continued)
Wolseley PLC	149,930	$9,202,358
Worldpay Group PLC (d)	1,200,047	4,920,684
WPP PLC	769,866	16,210,809

		1,282,157,165
Total Common Stocks — 96.0%		8,144,084,683

Investment Companies — 2.4%
United States — 2.4%
iShares MSCI EAFE ETF (f)	3,131,052	204,144,590

Preferred Securities
Preferred Stock — 0.2%
Germany — 0.2%
Volkswagen AG, Preference Shares, 0.00%	111,885	17,091,074
Total Preferred Securities — 0.2%		17,091,074

Rights
Spain — 0.0%
ACS Actividades de Construccion y Servicios SA (Expires 07/17/17) (c)	136,607	109,218
Repsol SA (Expires 06/30/17) (c)	653,865	298,725
Total Rights — 0.0%		407,943
Total Long-Term Investments (Cost — $7,669,341,514) — 98.6%		8,365,728,290

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.83% (f)(g)	348,589,345	348,589,345
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.29% (f)(g)(h)	1,468,181	1,468,622
Total Short-Term Securities (Cost — $350,058,086) — 4.1%		350,057,967
Total Investments (Cost — $8,019,399,600) — 102.7%		8,715,786,257
Liabilities in Excess of Other Assets — (2.7)%		(231,903,163)

Net Assets — 100.0%		$8,483,883,094

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	17

Schedule of Investments (continued)	iShares MSCI EAFE International Index Fund

Notes to Schedule of Investments

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Non-income producing security.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security, or a portion of the security, is on loan.

(f)	During the period ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Investment Value Held at December 31, 2016	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	25,377,782	323,211,563	[1]	—	348,589,345	$348,589,345	$135,513		—	—
BlackRock Cash Funds: Institutional, SL Agency Shares	—	1,468,181	[1]	—	1,468,181	1,468,622	210,878	[2]	$(5)	$(119)
iShares MSCI EAFE ETF	—	18,849,827		(15,718,775)	3,131,052	204,144,590	—		(844,778)	(36,640)
SL Liquidity Series, LLC, Money Market Series	$1,766,823	—		$(1,766,823)[3]	—	—	—		98	(12)
Total						$554,202,557	$346,391		$(844,685)	$(36,771)

[1] Represents net shares/investment value purchased.

[2]    Represents all or a portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrower of securities.

[3] Represents net shares/investment value sold.

(g)	Current yield as of period end.

(h)	All or a portion of security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
747	Euro Stoxx 50 Index	September 2017	$29,272,805	$(812,868)
209	FTSE 100 Index	September 2017	$19,714,952	(330,401)
215	Nikkei 225	September 2017	$19,115,359	(36,426)
89	SPI 200 Index	September 2017	$9,660,552	5,425
Total				$(1,174,270)

Derivative Financial Instruments Catergorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$5,425	—	—	—	$5,425
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$1,179,695	—	—	—	$1,179,695

See Notes to Financial Statements.

18	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	iShares MSCI EAFE International Index Fund

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$7,976,162	—		—	$7,976,162
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(2,688,893)	—	—	—	$(2,688,893)

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$121,416,541

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	—	$571,921,738	$9	$571,921,747
Austria	—	19,354,723	—	19,354,723
Belgium	—	93,058,751	—	93,058,751
Denmark	—	147,729,880	—	147,729,880
Finland	—	84,263,197	—	84,263,197
France	$3,643,597	829,831,143	—	833,474,740
Germany	—	758,990,890	—	758,990,890
Hong Kong	7,299,355	276,174,170	—	283,473,525
Ireland	13,463,048	42,623,684	—	56,086,732
Israel	34,902,549	21,061,662	—	55,964,211
Italy	2,463,034	168,194,604	—	170,657,638
Japan	12,775,242	1,902,487,838	—	1,915,263,080
Luxembourg	9,021,951	5,127,417	—	14,149,368
Mexico	—	2,606,548	—	2,606,548
Netherlands	26,525,452	391,697,676	—	418,223,128
New Zealand	2,543,272	11,509,059	—	14,052,331
Norway	—	50,523,148	—	50,523,148
Portugal	—	11,484,559	—	11,484,559
Singapore	—	106,147,197	—	106,147,197
Spain	—	281,864,544	—	281,864,544
Sweden	9,933,166	229,146,736	—	239,079,902
Switzerland	5,607,279	726,142,084	—	731,749,363
United Arab Emirates	—	1,808,316	—	1,808,316
United Kingdom	5,469,934	1,276,687,231	—	1,282,157,165
Investment Companies	204,144,590	—	—	204,144,590
Preferred Stock	—	17,091,074	—	17,091,074
Rights	407,943	—	—	407,943
Short-Term Securities	350,057,967	—	—	350,057,967

Total	$688,258,379	$8,027,527,869	$9	$8,715,786,257

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	19

Schedule of Investments (concluded)	iShares MSCI EAFE International Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$5,425	—	—	$5,425
Liabilities:
Equity contracts	(1,179,695)	—	—	(1,179,695)

Total	$(1,174,270)	—	—	$(1,174,270)

[1] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

20	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

Assets
Investments at value — unaffiliated including securities loaned at value of $1,413,413)[1]	$8,161,583,700	—
Investments at value — from the Master Small Cap Index Series (the “Series”)[2]	—	$589,445,852
Investments at value — affiliated[3]	554,202,557	—
Cash pledged for futures contracts	4,148,512	—
Foreign currency at value[4]	74,577,449	—
Receivables:
Capital shares sold	241,839,545	23,557,147
Dividends — unaffiliated	24,554,164	—
Dividends — affiliated	33,110	—
Investments sold	332,666,167	—
Receivable from the Manager	—	6,986
Securities lending income — affiliated	3,417	—
Prepaid expenses	186,948	40,716

Total assets	9,393,795,569	613,050,701

Liabilities
Cash collateral on securities loaned at value	1,468,745	—
Payables:
Contributions to the Master Small Cap Index Series	—	22,152,930
Capital shares redeemed	12,399,219	1,404,342
Investment advisory fees	61,981	—
Investments purchased	894,158,915	—
Officer’s and Directors’ fees	23,662	—
Professional fees	103,195	—
Variation margin on futures contracts	802,022	—
Service fees	62,914	27,732
Other affiliates	26,747	—
Other accrued expenses	805,075	66,733

Total liabilities	909,912,475	23,651,737

Net Assets	$8,483,883,094	$589,398,964

Net Assets Consist of
Paid-in capital	$7,887,917,838	$492,992,687
Undistributed net investment income	119,547,728	2,880,997
Undistributed net realized gain (accumulated net realized loss)	(219,677,213)	41,400,355
Net unrealized appreciation (depreciation)	696,094,741	52,124,925

Net Assets	$8,483,883,094	$589,398,964

Institutional:
Net assets	$565,423,146	$149,925,173

Shares outstanding, $0.0001 par value	42,500,207	8,044,506

Net asset value	$13.30	$18.64

Shares authorized	1.208 billion	208 million

Investor A:
Net assets	$310,032,164	$134,960,844

Shares outstanding, $0.0001 par value	23,468,250	7,241,567

Net asset value	$13.21	$18.64

Shares authorized	208 million	208 million

Class K:
Net assets	$7,608,427,784	$304,512,947

Shares outstanding, $0.0001 par value	571,585,111	16,303,398

Net asset value	$13.31	$18.68

Shares authorized	1.208 billion	1.208 billion

[1] Investments at cost — unaffiliated	$7,465,160,284	—
[2] Investments at cost — from the Series	—	$537,097,227
[3] Investments at cost — affiliated	$554,239,316
[4] Foreign currency at cost	$74,405,070	—

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	21

Statements of Operations

Six Months Ended June 30, 2017 (Unaudited)	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

Investment Income
Dividends — unaffiliated	$139,042,562	—
Securities lending income — affiliated — net	210,878	—
Dividends — affiliated	135,513	—
Foreign taxes withheld	(12,010,906)	—
Net investment income allocated from the Series::
Dividends — unaffiliated	—	$2,587,828
Securities lending income — affiliated — net	—	290,573
Dividends — affiliated	—	29,737
Interest — unaffiliated	—	351
Expenses	—	(122,567)
Fees waived	—	4,163
Foreign taxes withheld	—	(368)

Total investment income	127,378,047	2,789,717

Expenses
Investment advisory	312,469	—
Administration	—	96,623
Service and distribution — class specific	339,907	157,800
Transfer agent — class specific	434,958	72,912
Accounting services	304,844	—
Custodian	259,941	—
Officer and Directors	62,094	92
Printing	22,381	6,908
Professional	89,254	30,817
Registration	113,907	36,978
Miscellaneous	66,788	5,959

Total expenses	2,006,543	408,089
Less:
Fees waived by the Manager	(15,461)	—
Fees waived by the Administrator	—	(96,155)
Fees reimbursed by the Administrator	—	(29,987)
Transfer agent fees waived and/or reimbursed — class specific	(17,375)	(10,494)

Total expenses after fees waived and/or reimbursed and paid indirectly	1,973,707	271,453

Net investment income	125,404,340	2,518,264

Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from the Series from investments and futures contracts	—	13,998,106
Net realized gain (loss) from:
Investments — unaffiliated	(3,456,906)	—
Investments — affiliated	(844,685)	—
Futures contracts	7,976,162	—
Foreign currency transactions	7,707,892	—

	11,382,463	13,998,106

Net change in unrealized appreciation (depreciation) allocated from the Series on investment and future contracts	—	7,387,651
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	681,734,396	—
Investments — affiliated	(36,771)	—
Futures contracts	(2,688,893)	—
Foreign currency translations	1,031,833	—

	680,040,565	7,387,651

Net realized and unrealized gain	691,423,028	21,385,757

Net Increase in Net Assets Resulting from Operations	$816,827,368	$23,904,021

See Notes to Financial Statements.

22	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Statements of Changes in Net Assets

	iShares MSCI EAFE International Index Fund		iShares Russell 2000 Small-Cap Index Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$125,404,340	$119,045,030	$2,518,264	$4,010,895
Net realized gain (loss)	11,382,463	(155,993,697)	13,998,106	3,092,483
Net change in unrealized appreciation (depreciation)	680,040,565	157,381,963	7,387,651	58,844,843

Net increase in net assets resulting from operations	816,827,368	120,433,296	23,904,021	65,948,221

Distributions to Shareholders[1]
From net investment income:
Institutional	—	(17,200,955)	—	(2,573,983)
Investor A	—	(5,855,782)	—	(1,110,447)
Class K	—	(109,944,264)	—	(571,127)
From net realized gain:
Institutional	—	—	—	(7,238,603)
Investor A	—	—	—	(3,836,781)
Class K	—	—	—	(1,583,983)

Decrease in net assets resulting from distributions to shareholders	—	(133,001,001)	—	(16,914,924)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,736,769,682	1,958,596,053	159,195,171	112,849,771

Net Assets
Total increase in net assets	3,553,597,050	1,946,028,348	183,099,192	161,883,068
Beginning of period	4,930,286,044	2,984,257,696	406,299,772	244,416,704

End of period	$8,483,883,094	$4,930,286,044	$589,398,964	$406,299,772

Undistributed (distributions in excess of) net investment income, end of period	$119,547,728	$(5,856,612)	$2,880,997	$362,733

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	23

Financial Highlights	iShares MSCI EAFE International Index Fund

	Institutional
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$11.60		$11.81		$12.21		$13.11		$11.06		$9.63

Net investment income[1]	0.24		0.28		0.34		0.24		0.32		0.33
Net realized and unrealized gain (loss)	1.46		(0.16)		(0.46)		(1.04)		2.04		1.45

Net increase (decrease) from investment operations	1.70		0.12		(0.12)		(0.80)		2.36		1.78

Distributions from net investment income[2]	—		(0.33)		(0.28)		(0.10)		(0.31)		(0.35)

Net asset value, end of period	$13.30		$11.60		$11.81		$12.21		$13.11		$11.06

Total Return[3]
Based on net asset value	14.66%	[4]	0.99%		(0.91)%		(6.13)%		21.52%		18.58%

Ratios to Average Net Assets
Total expenses	0.07%	[5]	0.15%	[6,7]	0.12%	[6,7]	0.16%	[6,7]	0.40%	[6,7]	0.42%	[6,7]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.07%	[5]	0.11%	[6,7]	0.09%	[6,7]	0.11%	[6,7]	0.35%	[6,7]	0.34%	[6,7]

Net investment income	3.86%	[5]	2.44%	[6,7]	2.68%	[6,7]	1.91%	[6,7]	2.64%	[6,7]	3.22%	[6,7]

Supplemental Data
Net assets, end of period (000)	$565,423		$649,763		$2,702,936		$1,764,794		$71,826		$52,589

Portfolio turnover rate	18%		42%	[8]	9%	[9]	6%	[9]	8%	[9]	21%	[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of Master International Index’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of Master International Index’s allocated fees waived of less than 0.01%.

[8]	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.

[9]	Portfolio turnover rate of Master International Index.

See Notes to Financial Statements.

24	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Financial Highlights (continued)	iShares MSCI EAFE International Index Fund

	Investor A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$11.54		$11.75		$12.12		$13.02		$10.99		$9.57

Net investment income[1]	0.23		0.32		0.32		0.41		0.29		0.30
Net realized and unrealized gain (loss)	1.44		(0.23)		(0.46)		(1.25)		2.02		1.45

Net increase (decrease) from investment operations	1.67		0.09		(0.14)		(0.84)		2.31		1.75

Distributions from net investment income[2]	—		(0.30)		(0.23)		(0.06)		(0.28)		(0.33)

Net asset value, end of period	$13.21		$11.54		$11.75		$12.12		$13.02		$10.99

Total Return[3]
Based on net asset value	14.47%	[4]	0.78%		(1.14)%		(6.45)%		21.20%		18.33%

Ratios to Average Net Assets
Total expenses	0.34%	[5]	0.38%	[6,7]	0.42%	[6,7]	0.52%	[6,7]	0.69%	[6,7]	0.69%	[6,7]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.34%	[5]	0.37%	[6,7]	0.37%	[6,7]	0.43%	[6,7]	0.60%	[6,7]	0.60%	[6,7]

Net investment income	3.69%	[5]	2.78%	[6,7]	2.54%	[6,7]	3.13%	[6,7]	2.41%	[6,7]	2.90%	[6,7]

Supplemental Data
Net assets, end of period (000)	$310,032		$238,053		$168,008		$332,475		$308,624		$223,754

Portfolio turnover rate	18%		42%	[8]	9%	[9]	6%	[9]	8%	[9]	21%	[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of Master International Index’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of Master International Index’s allocated fees waived of less than 0.01%.

[8]	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.

[9]	Portfolio turnover rate of Master International Index.

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	25

Financial Highlights (concluded)	iShares MSCI EAFE International Index Fund

	Class K
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$11.61		$11.82		$12.21		$13.11		$11.06		$9.63

Net investment income[1]	0.25		0.38		0.28		0.34		0.28		0.22
Net realized and unrealized gain (loss)	1.45		(0.26)		(0.38)		(1.14)		2.09		1.57

Net increase (decrease) from investment operations	1.70		0.12		(0.10)		(0.80)		2.37		1.79

Distributions from net investment income[2]	—		(0.33)		(0.29)		(0.10)		(0.32)		(0.36)

Net asset value, end of period	$13.31		$11.61		$11.82		$12.21		$13.11		$11.06

Total Return[3]
Based on net asset value	14.64%	[4]	1.03%		(0.81)%		(6.12)%		21.57%		18.65%

Ratios to Average Net Assets
Total expenses	0.05%	[5]	0.07%	[6,7]	0.12%	[6,7]	0.15%	[6,7]	0.36%	[6,7]	0.33%	[6,7]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.05%	[5]	0.07%	[6,7]	0.07%	[6,7]	0.11%	[6,7]	0.30%	[6,7]	0.29%	[6,7]

Net investment income	4.05%	[5]	3.25%	[6,7]	2.25%	[6,7]	2.65%	[6,7]	2.29%	[6,7]	2.11%	[6,7]

Supplemental Data
Net assets, end of period (000)	$7,608,428		$4,042,470		$113,314		$16,014		$2,336		$710

Portfolio turnover rate	18%		42%	[8]	9%	[9]	6%	[9]	8%	[9]	21%	[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of Master International Index’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of Master International Index’s allocated fees waived of less than 0.01%.

[8]	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.

[9]	Portfolio turnover rate of Master International Index.

See Notes to Financial Statements.

26	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Financial Highlights	iShares Russell 2000 Small-Cap Index Fund

	Institutional
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$17.76		$15.32		$16.60	$17.51	$12.99	$11.51

Net investment income[1]	0.11		0.23		0.24	0.20	0.22	0.24
Net realized and unrealized gain (loss)	0.77		3.03		(0.97)	0.56	4.83	1.61

Net increase (decrease) from investment operations	0.88		3.26		(0.73)	0.76	5.05	1.85

Distributions:[2]
From net investment income	—		(0.22)		(0.14)	(0.26)	(0.19)	(0.37)
From net realized gain	—		(0.60)		(0.41)	(1.41)	(0.34)	—

Total distributions	—		(0.82)		(0.55)	(1.67)	(0.53)	(0.37)

Net asset value, end of period	$18.64		$17.76		$15.32	$16.60	$17.51	$12.99

Total Return[3]
Based on net asset value	4.95%	[4]	21.33%		(4.43)%	4.81%	39.14%	16.10%

Ratios to Average Net Assets[5,6]
Total expenses	0.16%	[7]	0.19%	[8]	0.22%	0.35%	0.51%	0.60%

Total expenses after fees waived and/or reimbursed	0.10%	[7]	0.14%	[8]	0.16%	0.23%	0.29%	0.28%

Net investment income	1.24%	[7]	1.44%	[8]	1.47%	1.17%	1.45%	1.88%

Supplemental Data
Net assets, end of period (000)	$149,925		$229,491		$148,148	$46,988	$60,707	$44,328

Portfolio turnover rate of the Series	21%		39%		37%	21%	22%	68%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.

[7]	Annualized.

[8]	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	27

Financial Highlights (continued)	iShares Russell 2000 Small-Cap Index Fund

	Investor A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$17.78		$15.34		$16.61	$17.52	$13.01	$11.51

Net investment income[1]	0.08		0.18		0.18	0.16	0.19	0.21
Net realized and unrealized gain (loss)	0.78		3.03		(0.95)	0.56	4.82	1.62

Net increase (decrease) from investment operations	0.86		3.21		(0.77)	0.72	5.01	1.83

Distributions:[2]
From net investment income	—		(0.17)		(0.09)	(0.22)	(0.16)	(0.33)
From net realized gain	—		(0.60)		(0.41)	(1.41)	(0.34)	—

Total distributions	—		(0.77)		(0.50)	(1.63)	(0.50)	(0.33)

Net asset value, end of period	$18.64		$17.78		$15.34	$16.61	$17.52	$13.01

Total Return[3]
Based on net asset value	4.84%	[4]	21.04%		(4.66)%	4.54%	38.72%	15.96%

Ratios to Average Net Assets[5,6]
Total expenses	0.44%	[7]	0.49%	[8]	0.53%	0.63%	0.77%	0.88%

Total expenses after fees waived and/or reimbursed	0.37%	[7]	0.41%	[8]	0.43%	0.48%	0.55%	0.55%

Net investment income	0.85%	[7]	1.14%	[8]	1.09%	0.95%	1.20%	1.64%

Supplemental Data
Net assets, end of period (000)	$134,961		$116,722		$87,930	$83,859	$83,118	$49,303

Portfolio turnover rate of the Series	21%		39%		37%	21%	22%	68%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.

[7]	Annualized.

[8]	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See Notes to Financial Statements.

28	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Financial Highlights (concluded)	iShares Russell 2000 Small-Cap Index Fund

	Class K
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$17.79		$15.35		$16.62	$17.53	$13.01	$11.51

Net investment income[1]	0.09		0.24		0.25	0.23	0.25	0.25
Net realized and unrealized gain (loss)	0.80		3.02		(0.97)	0.54	4.81	1.62

Net increase (decrease) from investment operations	0.89		3.26		(0.72)	0.77	5.06	1.87

Distributions:[2]
From net investment income	—		(0.22)		(0.14)	(0.27)	(0.20)	(0.37)
From net realized gain	—		(0.60)		(0.41)	(1.41)	(0.34)	—

Total distributions	—		(0.82)		(0.55)	(1.68)	(0.54)	(0.37)

Net asset value, end of period	$18.68		$17.79		$15.35	$16.62	$17.53	$13.01

Total Return[3]
Based on net asset value	5.00%	[4]	21.32%		(4.41)%	4.87%	39.14%	16.30%

Ratios to Average Net Assets[5,6]
Total expenses	0.12%	[7]	0.17%	[8]	0.21%	0.32%	0.49%	0.68%

Total expenses after fees waived and/or reimbursed	0.07%	[7]	0.10%	[8]	0.13%	0.18%	0.25%	0.25%

Net investment income	0.95%	[7]	1.48%	[8]	1.50%	1.35%	1.57%	1.99%

Supplemental Data
Net assets, end of period (000)	$304,513		$60,086		$8,338	$2,617	$1,196	$40

Portfolio turnover rate of the Series	21%		39%		37%	21%	22%	68%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.

[7]	Annualized.

[8]	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	29

Notes to Financial Statements	BlackRock Index Funds, Inc.

1. Organization:

iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund are each a series of BlackRock Index Funds, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares MSCI EAFE International Index Fund	International Index	Diversified
iShares Russell 2000 Small-Cap Index Fund	Small-Cap Index	Diversified

Small-Cap Index seeks to achieve its investment objectives by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), an affiliate of Small-Cap Index, which has the same investment objectives and strategies as Small-Cap Index. The value of Small-Cap Index’s investment in the Series reflects Small-Cap Index’s proportionate interest in the net assets of the Series. The performance of Small-Cap Index is directly affected by the performance of the Series. At June 30, 2017, the percentage of Series owned by the Small-Cap Index was 65.0%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Small-Cap Index’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge and are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	No	No	None
Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Manager” and/or the “Administrator”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when International Index is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. For Small-Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small-Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis.

Foreign Currency Translation: International Index’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

International Index does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. International Index reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

30	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

Segregation and Collateralization: In cases where International Index enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, International Index may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, International Index may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager and/or Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. International Index’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. International Index determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Small-Cap Index’s policy is to value its financial instruments at fair value. Small-Cap Index records its investment in the Series at fair value based on Small-Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of International Index’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the International Index’s net assets. Each business day, International Index uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	31

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that International Index might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of International Index’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by International Index. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date International Index is calculating its NAV. This factor may result in a difference between the value of the investment and the price International Index could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that International Index has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

32	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including International Index own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with International Index’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: International Index may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with International Index collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by International Index is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of International Index and any additional required collateral is delivered to International Index, or excess collateral returned by International Index, on the next business day. During the term of the loan, International Index is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in International Index’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by International Index under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, International Index, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and International Index can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	33

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

As of period end, the following table is a summary of International Index’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC.	$1,413,413	$(1,413,413)	—

Total	$1,413,413	$(1,413,413)	—

[1]

Cash collateral with a value of $ 1,468,745 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, International Index benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. International Index could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

International Index engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between International Index and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, International Index is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, International Index agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory and Administration Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Investment Advisory and Administration: The Corporation, on behalf of International Index, entered into an Investment Advisory Agreement with the Manager, International Index’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of International Index’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of International Index. For such services, International Index pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of the Fund’s net assets.

With respect to the International Index, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

The Corporation, on behalf of Small-Cap Index, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small-Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small-Cap Index. Small-Cap Index does not pay an investment advisory fee or investment management fee.

34	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

Service Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager and/or Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	International Index	Small-Cap Index
Investor A	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2017, the following table shows the class specific service fees borne directly by each share class of each Fund:

	International Index	Small-Cap Index
Investor A	$339,907	$157,800

Transfer Agent: The Manager and/or Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the six months ended June 30, 2017, each Fund reimbursed the Manager and/or Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Total
International Index	—	—	$2,876	$2,876
Small-Cap Index	$291	$1,054	$92	$1,437

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Class K	Total
International Index	$101,737	$67,609	$265,612	$434,958
Small-Cap Index	$31,938	$39,140	$1,834	$72,912

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager and/or Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of each Fund’s average daily net assets are as follows:

Institutional	0.12%
Investor A	0.37%
Class K	0.07%

The Manager and/or Administrator has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2018, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2017, the Manager and/or Administrator waived and/or reimbursed the following amounts, which are shown as fees waived by the Manager, fees waived by the Administrator and fees reimbursed by the Administrator in the Statements of Operations.

	Institutional	Investor A	Class K	Total
International Index	$1,475	$657	$13,329	$15,461
Small-Cap Index	$54,438	$33,142	$38,562	$126,142

With respect to International Index, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $15,115.

The Manager has voluntarily agreed to waive its investment advisory fee with respect to any portion of the International Index’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective April 28, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of International Index. This amount is included in fees waived by the Manager in the Statements of Operations. For the six months ended June 30, 2017, there were $346 fees waived by the Manager.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	35

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

For the six months ended June 30, 2017, the amounts shown as transfer agent fees waived and/or reimbursed-class specific were as follows:

	Institutional	Investor A	Class K	Total
International Index	—	—	$17,375	$17,375
Small-Cap Index	$924	$7,737	$1,833	$10,494

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for International Index, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. International Index is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BTC has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by International Index. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. International Index retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, International Index retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, International Index, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

Prior to June 12, 2017, BlackRock Investment Management, LLC (“BIM”) was International Index’s securities lending agent.

The share of securities lending income earned by International Index is shown as securities lending income – affiliated – net in the Statements of Operations. For the six months ended June 30, 2017, International index paid BIM $51,872 and BTC $847 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager and/or Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statements of Operations.

7. Purchases and Sales:

For International Index, for the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities were $4,034,627,603 and $1,112,924,577, respectively.

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

36	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2016, International Index had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	International Index
No expiration date[1]	$160,069,480
2017	6,596,186
2018	—

Total	$166,665,666

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2017, International Index’s gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$8,084,645,905

Gross unrealized appreciation	$837,711,810
Gross unrealized depreciation	(206,571,458)

Net unrealized appreciation	$631,140,352

9. Bank Borrowings:

The Corporation, on behalf of International Index, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, International Index may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including International Index, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, International Index did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, International Index invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by International Index may decline in response to certain events, including those directly involving the issuers of securities owned by International Index. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. International Index may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause International Index’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of International Index may lose value, regardless of the individual results of the securities and other instruments in which International Index invests.

The price International Index could receive upon the sale of any particular portfolio investment may differ from International Index’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore International Index’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by International Index, and International Index could realize a

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	37

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

greater than expected loss or lesser than expected gain upon the sale of the investment. International Index’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, International Index may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. International Index manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose International Index to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of International Index’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by International Index.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to International Index since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, International Index does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to International Index.

Concentration Risk: International Index invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Index’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

International Index invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of International Index’s investments.

As of period end, International Index’s investments had the following industry classifications:

Industry	Percent of Net Assets
Bank	12%
Pharmaceuticals	8
Insurance	5
Oil, Gas & Consumable Fuels	5
Other[1]	70

[1]	All other industries held was less than 5% of net assets.

38	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (concluded)	BlackRock Index Funds, Inc.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
International Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	18,387,015	$227,403,731	46,940,980	$539,320,569
Shares issued in reinvestment of distributions	—	—	1,417,534	16,387,510
Shares redeemed	(31,882,142)	(398,606,182)	(221,253,679)	(2,359,024,651)

Net decrease	(13,495,127)	$(171,202,451)	(172,895,165)	$(1,803,316,572)

Investor A
Shares sold	7,167,831	$89,583,969	12,259,774	$140,963,736
Shares issued in reinvestment of distributions	—	—	506,036	5,814,683
Shares redeemed	(4,328,885)	(53,777,151)	(6,435,224)	(74,118,861)

Net increase	2,838,946	$35,806,818	6,330,586	$72,659,558

Class K
Shares sold	259,861,807	$3,334,243,399	470,599,166	$5,227,329,648
Shares issued in reinvestment of distributions	—	—	7,791,229	90,071,735
Shares redeemed	(36,450,054)	(462,078,084)	(139,807,306)	(1,628,148,316)

Net increase	223,411,753	$2,872,165,315	338,583,089	$3,689,253,067

Total Net Increase	212,755,572	$2,736,769,682	172,018,510	$1,958,596,053

Small-Cap Index
Institutional
Shares sold	3,029,342	$54,863,777	9,719,997	$152,952,403
Shares issued in reinvestment of distributions			548,537	9,697,642
Shares redeemed	(7,906,048)	(142,550,889)	(7,016,158)	(110,173,690)

Net increase (decrease)	(4,876,706)	$(87,687,112)	3,252,376	$52,476,355

Investor A
Shares sold	1,966,381	$35,601,027	2,332,975	$36,799,680
Shares issued in reinvestment of distributions	—	—	269,661	4,760,921
Shares redeemed	(1,290,937)	(23,499,795)	(1,768,237)	(28,054,830)

Net increase	675,444	$12,101,232	834,399	$13,505,771

Class K
Shares sold	14,068,977	$255,575,515	3,338,773	$54,919,479
Shares issued in reinvestment of distributions	—	—	121,360	2,155,111
Shares redeemed	(1,142,550)	(20,794,464)	(626,556)	(10,206,945)

Net increase	12,926,427	$234,781,051	2,833,577	$46,867,645

Total Net Increase	8,725,165	$159,195,171	6,920,352	$112,849,771

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	39

Series Portfolio Information as of June 30, 2017	Quantitative Master Series LLC

Master Small Cap Index Series

Ten Largest Holdings	Percent of Net Assets
iShares Russell 2000 ETF	0.4%
Kite Pharma, Inc.	0.3
Bluebird Bio, Inc.	0.2
Gramercy Property Trust	0.2
Catalent, Inc.	0.2
HealthSouth Corp.	0.2
Medidata Solutions, Inc.	0.2
PAREXEL International Corp.	0.2
IDACORP, Inc.	0.2
Fair Isaac Corp.	0.2

Sector Allocation	Percent of Net Assets
Financials	18%
Information Technology	16
Health Care	15
Industrials	14
Consumer Discretionary	12
Real Estate	7
Materials	4
Utilities	4
Energy	4
Consumer Staples	3
Telecommunication Services	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	(1)

For Series compliance purposes, the Series’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

40	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Advertising Agencies — 0.2%
Clear Channel Outdoor Holdings, Inc., Class A	16,265	$78,885
Cogint, Inc. (a)	8,934	45,117
Emerald Expositions Events, Inc.	7,439	162,914
MDC Partners, Inc., Class A	25,686	254,291
National CineMedia, Inc.	28,609	212,279
QuinStreet, Inc. (a)	17,411	72,604
Trade Desk, Inc., Class A (a)	7,934	397,573
Viad Corp.	9,345	441,551

		1,665,214
Aerospace — 1.1%
AAR Corp.	14,611	507,878
Aerojet Rocketdyne Holdings, Inc. (a)	31,757	660,546
Aerovironment, Inc. (a)	9,550	364,810
Astronics Corp. (a)	9,733	296,565
Axon Enterprise, Inc. (a)	23,584	592,902
Cubic Corp.	11,558	535,135
Curtiss-Wright Corp.	19,630	1,801,641
Ducommun, Inc. (a)	4,840	152,847
Esterline Technologies Corp. (a)	11,447	1,085,176
Kaman Corp.	12,212	609,012
KLX, Inc. (a)	23,758	1,187,900
Kratos Defense & Security Solutions, Inc. (a)	32,588	386,820
Moog, Inc., Class A (a)	14,512	1,040,801
Triumph Group, Inc.	22,689	716,972

		9,939,005
Agriculture, Fishing & Ranching — 0.4%
Alico, Inc.	1,574	49,266
Andersons, Inc.	12,619	430,939
Cadiz, Inc. (a)	9,150	123,525
Cal-Maine Foods, Inc. (a)(b)	13,226	523,750
Calavo Growers, Inc.	7,306	504,479
Fresh Del Monte Produce, Inc.	15,106	769,047
Limoneira Co.	5,348	126,373
Sanderson Farms, Inc.	9,079	1,049,986

		3,577,365
Air Transport — 0.5%
Air Transport Services Group, Inc. (a)	23,770	517,711
Allegiant Travel Co.	5,892	798,955
Atlas Air Worldwide Holdings, Inc. (a)	10,686	557,275
Bristow Group, Inc.	14,966	114,490
Era Group, Inc. (a)	8,780	83,059
Hawaiian Holdings, Inc. (a)	24,049	1,129,100
PHI, Inc. (a)	5,893	57,516
SkyWest, Inc.	23,023	808,107

		4,066,213
Alternative Energy — 0.2%
Ameresco, Inc., Class A (a)	9,001	69,308
EnerNOC, Inc. (a)	13,267	102,819
EP Energy Corp., Class A (a)	16,244	59,453
Green Brick Partners, Inc. (a)	9,651	110,504
Green Plains, Inc.	17,903	367,907
REX American Resources Corp. (a)	2,709	261,581
TerraForm Global, Inc., Class A (a)	40,427	204,156
TerraForm Power, Inc., Class A (a)	37,302	447,624
Vivint Solar, Inc. (a)	11,452	66,994

		1,690,346
Aluminum — 0.1%
Century Aluminum Co. (a)	23,120	360,210
Kaiser Aluminum Corp.	7,724	683,728

		1,043,938
Asset Management & Custodian — 0.7%
Arlington Asset Investment Corp., Class A	4,608	62,991

Common Stocks	Shares	Value
Asset Management & Custodian (continued)
Artisan Partners Asset Management, Inc., Class A	20,839	$639,757
B. Riley Financial, Inc.	6,171	114,472
Cohen & Steers, Inc.	10,237	415,008
Cowen, Inc., Class A (a)	12,648	205,530
Diamond Hill Investment Group, Inc.	1,521	303,287
Fifth Street Asset Management, Inc.	6,582	31,923
Financial Engines, Inc.	26,912	984,979
GAMCO Investors, Inc., Class A	2,292	67,843
Hamilton Lane, Inc., Class A	6,512	143,199
KCG Holdings, Inc., Class A (a)	21,008	418,900
Medley Management, Inc.	4,375	28,438
OM Asset Management PLC	26,113	388,039
Oppenheimer Holdings, Inc., Class A	4,802	78,753
PJT Partners, Inc., Class A	8,446	339,698
Pzena Investment Management, Inc., Class A	8,388	85,222
Silvercrest Asset Management Group, Inc., Class A	4,064	54,661
Virtus Investment Partners, Inc.	3,165	351,157
Waddell & Reed Financial, Inc., Class A	31,126	587,659
Westwood Holdings Group, Inc.	3,822	216,669
Wins Finance Holdings, Inc. (a)	514	107,940
WisdomTree Investments, Inc.	45,735	465,125

		6,091,250
Auto Parts — 0.8%
American Axle & Manufacturing Holdings, Inc. (a)	38,050	593,580
Dana, Inc.	64,305	1,435,931
Dorman Products, Inc. (a)	12,451	1,030,569
Fox Factory Holding Corp. (a)	16,013	570,063
Gentherm, Inc. (a)	16,639	645,593
Horizon Global Corp. (a)	11,642	167,179
Meritor, Inc. (a)	38,509	639,634
Standard Motor Products, Inc.	9,669	504,915
Stoneridge, Inc. (a)	12,805	197,325
Superior Industries International, Inc.	10,901	224,016
Tenneco, Inc.	24,312	1,405,963
Tower International, Inc.	9,109	204,497

		7,619,265
Auto Services — 0.1%
Cooper Tire & Rubber Co.	24,325	878,132
Back Office Support, HR & Consulting — 1.8%
Advisory Board Co. (a)	18,615	958,672
Angie’s List, Inc. (a)	18,576	237,587
Barrett Business Services, Inc.	3,124	178,974
BG Staffing, Inc.	2,994	52,036
CBIZ, Inc. (a)	23,832	357,480
Convergys Corp.	43,265	1,028,842
CRA International, Inc.	3,956	143,682
DHI Group, Inc. (a)	20,767	59,186
ExlService Holdings, Inc. (a)	14,934	830,032
Forrester Research, Inc.	4,583	179,424
FTI Consulting, Inc. (a)	19,013	664,694
GP Strategies Corp. (a)	5,927	156,473
Hackett Group, Inc.	10,943	169,617
Heidrick & Struggles International, Inc.	8,786	191,095
Huron Consulting Group, Inc. (a)	10,222	441,590
ICF International, Inc. (a)	8,451	398,042
Insperity, Inc.	8,357	593,347
Kelly Services, Inc., Class A	14,299	321,013
Kforce, Inc.	11,021	216,012
Korn/Ferry International	23,471	810,454
Liquidity Services, Inc. (a)	11,774	74,765
MAXIMUS, Inc.	28,847	1,806,688
Navigant Consulting, Inc. (a)	21,708	428,950
NV5 Global Inc. (a)	3,633	154,403
On Assignment, Inc. (a)	23,155	1,253,843
Paylocity Holding Corp. (a)	11,854	535,564

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	41

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Back Office Support, HR & Consulting (continued)
Resources Connection, Inc.	13,166	$180,374
RPX Corp. (a)	21,305	297,205
ServiceSource International, Inc. (a)	33,005	128,059
StarTek, Inc. (a)	4,727	57,858
Sykes Enterprises, Inc. (a)	18,148	608,502
TeleTech Holdings, Inc.	6,622	270,178
TriNet Group, Inc. (a)	18,780	614,857
TrueBlue, Inc. (a)	19,105	506,282
WageWorks, Inc. (a)	17,120	1,150,464

		16,056,244
Banks: Diversified — 9.5%
1st Source Corp.	7,335	351,640
Access National Corp.	6,768	179,487
ACNB Corp.	2,848	86,864
Allegiance Bancshares, Inc. (a)	5,092	195,024
Ambac Financial Group, Inc. (a)	11,687	202,769
American National Bankshares, Inc.	3,902	144,179
Ameris Bancorp	15,957	769,127
Ames National Corp.	3,923	120,044
Arrow Financial Corp.	5,238	165,783
ASB Bancorp, Inc. (a)	1,204	52,916
Atlantic Capital Bancshares, Inc. (a)	9,394	178,486
Bancfirst Corp.	3,837	370,654
Banco Latinoamericano de Comercio Exterior SA	14,191	388,550
Bancorp, Inc. (a)	23,931	181,397
BancorpSouth, Inc.	39,570	1,206,885
Bank of Commerce Holdings	6,365	70,333
Bank of Marin Bancorp	2,784	171,355
Bank of NT Butterfield & Son Ltd.	24,441	833,438
Bankwell Financial Group, Inc.	2,617	81,729
Banner Corp.	15,077	852,001
Bar Harbor Bankshares	6,958	214,446
BCB Bancorp, Inc.	3,985	60,971
Beneficial Bancorp, Inc.	31,891	478,365
Boston Private Financial Holdings, Inc.	38,028	583,730
Bridge Bancorp, Inc.	8,652	288,112
Bryn Mawr Bank Corp.	7,696	327,080
C&F Financial Corp.	1,516	71,100
Cadence BanCorp (a)	3,998	87,476
Camden National Corp.	7,113	305,219
Capital City Bank Group, Inc.	4,620	94,340
Capitol Federal Financial, Inc.	59,143	840,422
Capstar Financial Holdings, Inc. (a)	3,575	63,420
Carolina Financial Corp.	6,641	214,637
Cathay General Bancorp	34,441	1,307,036
Centerstate Banks, Inc.	24,752	615,335
Central Pacific Financial Corp.	13,227	416,254
Central Valley Community Bancorp	4,209	93,271
Century Bancorp, Inc., Class A	1,368	87,005
Charter Financial Corp.	6,231	112,158
Chemical Financial Corp.	32,410	1,568,968
Chemung Financial Corp.	1,486	60,748
Citizens & Northern Corp.	5,294	123,138
City Holding Co.	7,073	465,899
Civista Bancshares, Inc.	4,240	88,531
CNB Financial Corp.	6,696	160,503
CoBiz Financial, Inc.	17,271	300,515
Codorus Valley Bancorp, Inc.	3,598	102,183
Columbia Banking System, Inc.	25,432	1,013,465
Commerce Union Bancshares, Inc.	2,748	65,595
Community Bank System, Inc.	22,495	1,254,546
Community Bankers Trust Corp. (a)	9,032	74,514
The Community Financial Corp.	1,662	63,987
Community Trust Bancorp, Inc.	7,110	311,062
ConnectOne Bancorp, Inc.	13,672	308,304
County Bancorp, Inc.	1,834	44,016

Common Stocks	Shares	Value
Banks: Diversified (continued)
CU Bancorp (a)	7,804	$282,115
Customers Bancorp, Inc. (a)	13,002	367,697
CVB Financial Corp.	47,163	1,057,866
DNB Financial Corp.	1,174	40,268
Eagle Bancorp, Inc. (a)	14,429	913,356
Enterprise Bancorp, Inc.	4,219	149,943
Enterprise Financial Services Corp.	10,352	422,362
Equity Bancshares, Inc., Class A (a)	4,741	145,264
Evans Bancorp, Inc.	1,923	76,824
Farmers & Merchants Bancorp Inc./Archbold	1,677	103,974
Farmers Capital Bank Corp.	3,472	133,846
Farmers National Banc Corp.	12,402	179,829
FB Financial Corp. (a)	3,166	114,578
Fidelity Southern Corp.	10,084	230,520
Financial Institutions, Inc.	6,818	203,176
First Bancorp, Inc.	4,867	131,701
First Bancorp, North Carolina	11,080	346,361
First BanCorp, Puerto Rico (a)	76,395	442,327
The First Bancshares, Inc.	3,611	99,664
First Busey Corp.	14,826	434,698
First Business Financial Services, Inc.	3,687	85,096
First Citizens BancShares, Inc., Class A	3,342	1,245,563
First Commonwealth Financial Corp.	44,260	561,217
First Community Bancshares, Inc.	7,537	206,137
First Community Financial Partners, Inc. (a)	7,301	94,183
First Connecticut Bancorp, Inc.	6,516	167,135
First Financial Bancorp	28,006	775,766
First Financial Bankshares, Inc.	28,936	1,278,971
First Financial Corp.	4,883	230,966
First Foundation, Inc. (a)	12,561	206,377
First Guaranty Bancshares, Inc.	1,454	39,607
First Internet Bancorp	2,992	83,926
First Interstate Bancsystem, Inc., Class A	11,773	437,956
First Merchants Corp.	18,774	753,588
First Mid-Illinois Bancshares, Inc.	4,503	154,183
First Midwest Bancorp, Inc.	46,695	1,088,460
First Northwest Bancorp (a)	5,013	79,055
First of Long Island Corp.	10,589	302,845
Flagstar Bancorp, Inc. (a)	9,849	303,546
FNB Bancorp.	2,107	57,858
Franklin Financial Network, Inc. (a)	5,268	217,305
Fulton Financial Corp.	78,315	1,487,985
German American Bancorp, Inc.	9,871	336,502
Glacier Bancorp, Inc.	35,092	1,284,718
Great Western Bancorp, Inc.	25,834	1,054,286
Guaranty Bancorp	10,669	290,197
Guaranty Bancshares, Inc.	840	26,838
Hancock Holding Co.	38,421	1,882,629
Hanmi Financial Corp.	14,600	415,370
HarborOne Bancorp, Inc. (a)	6,018	120,119
Heartland Financial USA, Inc.	11,235	529,168
Heritage Commerce Corp.	16,143	222,451
Home BancShares, Inc.	59,049	1,470,320
Hope Bancorp, Inc.	59,507	1,109,806
Horizon Bancorp	9,640	254,014
Howard Bancorp, Inc. (a)	3,573	68,780
Iberiabank Corp.	22,533	1,836,439
Independent Bank Corp.	21,073	1,004,861
Independent Bank Group, Inc.	8,068	480,046
International Bancshares Corp.	25,000	876,250
Investar Holding Corp.	3,441	78,799
Lakeland Bancorp, Inc.	20,438	385,256
Lakeland Financial Corp.	10,283	471,784
LCNB Corp.	3,955	79,100
Live Oak Bancshares, Inc.	8,993	217,631
Macatawa Bank Corp.	10,785	102,889
MainSource Financial Group, Inc.	11,260	377,323

See Notes to Financial Statements.

42	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Banks: Diversified (continued)
MB Financial, Inc.	37,072	$1,632,651
MBT Financial Corp.	8,241	79,938
Mercantile Bank Corp.	7,517	236,635
Middlefield Banc Corp.	1,102	55,541
Midland States Bancorp, Inc.	6,916	231,824
MidSouth Bancorp, Inc.	3,605	42,359
National Bank Holdings Corp., Class A	11,614	384,540
National Bankshares, Inc.	2,984	121,747
National Commerce Corp. (a)	4,783	189,168
NBT Bancorp, Inc.	19,339	714,576
Nicolet Bankshares, Inc. (a)	4,076	222,998
Northrim BanCorp, Inc.	3,151	95,790
Norwood Financial Corp.	1,549	65,445
OFG Bancorp	20,117	201,170
Ohio Valley Banc Corp.	1,627	58,653
Old Line Bancshares, Inc.	3,714	104,661
Old National Bancorp	61,596	1,062,531
Old Point Financial Corp.	1,405	46,196
Old Second Bancorp, Inc.	13,500	155,925
Opus Bank	9,331	225,810
Orrstown Financial Services, Inc.	3,196	73,029
Pacific Continental Corp.	9,920	253,456
Pacific Mercantile Bancorp (a)	5,653	49,746
Pacific Premier Bancorp, Inc. (a)	17,949	662,318
Paragon Commercial Corp. (a)	1,833	96,178
Park National Corp.	6,086	631,240
Park Sterling Corp.	24,684	293,246
Parke Bancorp, Inc.	2,446	54,790
PCSB Financial Corp. (a)	8,038	137,128
Peapack Gladstone Financial Corp.	7,593	237,585
Penns Woods Bancorp, Inc.	2,182	89,855
People’s Utah Bancorp	5,966	159,889
Peoples Bancorp of North Carolina, Inc.	1,726	54,542
Peoples Bancorp, Inc.	7,692	247,144
Peoples Financial Services Corp.	3,045	133,158
Preferred Bank	5,950	318,146
Premier Financial Bancorp, Inc.	4,311	88,850
Provident Financial Services, Inc.	26,681	677,164
QCR Holdings, Inc.	5,578	264,397
Renasant Corp.	19,781	865,221
Republic Bancorp, Inc., Class A	4,720	168,504
Republic First Bancorp, Inc. (a)	22,988	212,639
S&T Bancorp, Inc.	15,640	560,850
Sandy Spring Bancorp, Inc.	10,830	440,348
Seacoast Banking Corp. of Florida (a)	18,324	441,608
ServisFirst Bancshares, Inc.	21,283	785,130
Shore Bancshares, Inc.	5,985	98,453
Sierra Bancorp	5,686	139,591
Simmons First National Corp., Class A	13,830	731,607
SmartFinancial, Inc. (a)	2,969	70,900
South State Corp.	13,200	1,131,240
Southern First Bancshares, Inc. (a)	2,778	102,925
Southern National Bancorp of Virginia, Inc.	5,180	91,168
Southside Bancshares, Inc.	12,832	448,350
Southwest Bancorp, Inc.	8,082	206,495
State Bank Financial Corp.	17,008	461,257
Stock Yards Bancorp, Inc.	10,021	389,817
Stonegate Bank	6,401	295,598
Summit Financial Group, Inc.	4,907	107,954
Sunshine Bancorp, Inc. (a)	3,095	65,954
Texas Capital Bancshares, Inc. (a)	22,207	1,718,822
Tompkins Financial Corp.	6,669	524,984
TowneBank	25,866	796,673
Trico Bancshares	9,403	330,515
Tristate Capital Holdings, Inc. (a)	10,405	262,206
Triumph Bancorp, Inc. (a)	7,338	180,148
TrustCo Bank Corp. NY	42,781	331,553

Common Stocks	Shares	Value
Banks: Diversified (continued)
Trustmark Corp.	30,819	$991,139
Two River Bancorp	2,935	54,562
UMB Financial Corp.	20,638	1,544,961
Umpqua Holdings Corp.	97,864	1,796,783
Union Bankshares Corp.	19,803	671,322
Union Bankshares, Inc.	1,728	82,080
United Bankshares, Inc.	45,714	1,791,989
United Community Banks, Inc.	32,425	901,415
United Community Financial Corp.	23,037	191,437
United Security Bancshares	5,334	49,340
Unity Bancorp, Inc.	3,036	52,219
Univest Corp. of Pennsylvania	11,790	353,110
Valley National Bancorp	119,008	1,405,484
Veritex Holdings, Inc. (a)	6,470	170,355
Washington Trust Bancorp, Inc.	7,101	366,057
WashingtonFirst Bankshares, Inc.	4,436	153,175
WesBanco, Inc.	19,307	763,399
West BanCorp., Inc.	7,523	177,919
Westamerica BanCorp	11,661	653,482
Wintrust Financial Corp.	24,880	1,901,827
Xenith Bankshares, Inc. (a)	2,460	76,408

		86,137,674
Banks: Savings, Thrift & Mortgage Lending — 1.8%
Astoria Financial Corp.	42,727	860,949
Banc of California, Inc.	20,240	435,160
Bank Mutual Corp.	19,138	175,113
BankFinancial Corp.	6,891	102,814
Bear State Financial, Inc.	8,530	80,694
Berkshire Hills Bancorp, Inc.	16,433	577,620
BofI Holding, Inc. (a)(b)	26,399	626,184
Brookline Bancorp, Inc.	34,406	502,328
BSB Bancorp, Inc. (a)	3,778	110,506
Clifton Bancorp, Inc.	9,356	154,655
Dime Community Bancshares, Inc.	14,482	283,847
Entegra Financial Corp. (a)	2,913	66,271
ESSA Bancorp, Inc.	4,135	60,867
First Defiance Financial Corp.	4,509	237,534
First Financial Northwest, Inc.	3,551	57,278
Flushing Financial Corp.	13,120	369,853
Great Southern Bancorp, Inc.	5,057	270,549
Greene County Bancorp, Inc.	1,302	35,414
Heritage Financial Corp.	13,634	361,301
Hingham Institution for Savings	601	109,340
Home Bancorp, Inc.	2,699	114,761
HomeStreet, Inc. (a)	13,455	372,367
Investors Bancorp, Inc.	116,030	1,550,161
Kearny Financial Corp.	39,147	581,333
Ladder Capital Corp.	33,935	455,068
LegacyTexas Financial Group, Inc.	21,616	824,218
Malvern Bancorp, Inc. (a)	2,583	61,863
Meridian Bancorp, Inc.	21,274	359,531
MutualFirst Financial, Inc.	2,638	94,177
Northfield Bancorp, Inc.	19,255	330,223
Northwest Bancshares, Inc.	43,654	681,439
OceanFirst Financial Corp.	14,341	388,928
Oconee Federal Financial Corp.	624	17,341
Ocwen Financial Corp. (a)	46,324	124,611
Oritani Financial Corp.	18,341	312,714
Provident Bancorp, Inc. (a)	1,898	42,705
Provident Financial Holdings, Inc.	2,316	44,583
Prudential Bancorp, Inc.	3,095	56,205
Riverview Bancorp, Inc.	8,313	55,198
SI Financial Group, Inc.	6,255	100,705
Southern Missouri Bancorp, Inc.	2,731	88,102
Sterling Bancorp	60,467	1,405,858
Territorial Bancorp, Inc.	3,361	104,830

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	43

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Banks: Savings, Thrift & Mortgage Lending (continued)
Timberland Bancorp, Inc.	2,549	$64,413
United Financial Bancorp, Inc.	23,991	400,410
Washington Federal, Inc.	39,547	1,312,960
Waterstone Financial, Inc.	11,268	212,402
Western New England Bancorp, Inc.	12,151	123,333
WSFS Financial Corp.	13,982	634,084

		16,392,800
Beverage: Brewers & Distillers — 0.1%
Boston Beer Co., Inc., Class A (a)	4,133	546,176
Castle Brands, Inc. (a)	38,720	66,598
Craft Brew Alliance, Inc. (a)	6,276	105,751
Primo Water Corp. (a)	11,437	145,250

		863,775
Beverage: Soft Drinks — 0.1%
Coca-Cola Bottling Co. Consolidated	2,150	492,071
Farmer Bros Co. (a)	3,929	118,852
National Beverage Corp.	5,350	500,546

		1,111,469
Biotechnology — 5.1%
Acceleron Pharma, Inc. (a)	14,529	441,536
Acorda Therapeutics, Inc. (a)	19,646	387,026
Aduro Biotech, Inc. (a)	19,224	219,154
Advaxis, Inc. (a)(b)	17,587	114,140
Agenus, Inc. (a)	34,199	133,718
Aimmune Therapeutics, Inc. (a)	15,858	326,040
Akebia Therapeutics, Inc. (a)	16,909	242,982
Albany Molecular Research, Inc. (a)	11,835	256,820
Alder Biopharmaceuticals, Inc. (a)	21,446	245,557
AMAG Pharmaceuticals, Inc. (a)	16,156	297,270
Amicus Therapeutics, Inc. (a)	65,370	658,276
AnaptysBio, Inc. (a)	2,759	66,023
Anavex Life Sciences Corp. (a)	15,268	81,226
ANI Pharmaceuticals, Inc. (a)	3,583	167,684
Ardelyx, Inc. (a)	14,340	73,134
Arena Pharmaceuticals, Inc. (a)	14,167	238,997
Array BioPharma, Inc. (a)	78,845	659,933
Assembly Biosciences, Inc. (a)	6,046	124,850
Asterias Biotherapeutics, Inc. (a)	12,667	44,968
Atara Biotherapeutics, Inc. (a)	12,063	168,882
Athersys, Inc. (a)	48,375	73,046
Audentes Therapeutics, Inc. (a)	6,645	127,119
Avexis, Inc. (a)	11,193	919,617
Axovant Sciences Ltd. (a)	13,859	321,390
Bellicum Pharmaceuticals, Inc. (a)	11,797	137,789
BioCryst Pharmaceuticals, Inc. (a)	36,067	200,533
Biohaven Pharmaceutical Holding Co. Ltd. (a)	4,423	110,575
BioTelemetry, Inc. (a)	12,873	430,602
BioTime, Inc. (a)	32,329	101,836
Bluebird Bio, Inc. (a)	20,443	2,147,537
Blueprint Medicines Corp. (a)	17,713	897,518
Calithera Biosciences, Inc. (a)	13,886	206,207
Cascadian Therapeutics, Inc. (a)	13,367	49,658
Catalyst Pharmaceutical, Inc. (a)	31,949	88,179
Celldex Therapeutics, Inc. (a)	52,854	130,549
ChemoCentryx, Inc. (a)	10,688	100,040
Clearside Biomedical, Inc. (a)	8,668	78,965
Clovis Oncology, Inc. (a)	19,740	1,848,256
Codexis, Inc. (a)	17,029	92,808
Coherus Biosciences, Inc. (a)	17,377	249,360
Collegium Pharmaceutical, Inc. (a)	9,839	123,086
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	19,875	125,213
Corium International, Inc. (a)	8,363	62,388
Curis, Inc. (a)	55,167	104,266
Cytokinetics, Inc. (a)	18,875	228,388

Common Stocks	Shares	Value
Biotechnology (continued)
CytomX Therapeutics, Inc. (a)	13,035	$202,043
Dermira, Inc. (a)	17,210	501,499
Dynavax Technologies Corp. (a)	22,503	217,154
Edge Therapeutics, Inc. (a)	8,417	86,358
Editas Medicine, Inc. (a)	15,140	254,049
Emergent Biosolutions, Inc. (a)	15,527	526,521
Enzo Biochem, Inc. (a)	19,304	213,116
Epizyme, Inc. (a)	19,146	289,105
Exact Sciences Corp. (a)	49,221	1,740,947
Fate Therapeutics, Inc. (a)	16,014	51,885
FibroGen, Inc. (a)	27,328	882,694
Five Prime Therapeutics, Inc. (a)	12,352	371,919
Fortress Biotech, Inc. (a)	13,017	61,831
Foundation Medicine, Inc. (a)	6,627	263,423
GenMark Diagnostics, Inc. (a)	20,548	243,083
Genocea Biosciences, Inc. (a)	11,882	62,024
Genomic Health, Inc. (a)	8,939	290,964
Geron Corp. (a)	66,605	184,496
Global Blood Therapeutics, Inc. (a)	16,769	458,632
Halozyme Therapeutics, Inc. (a)	49,939	640,218
Heron Therapeutics, Inc. (a)	20,451	283,246
Idera Pharmaceuticals, Inc. (a)	44,386	76,344
Ignyta, Inc. (a)	22,407	231,912
ImmunoGen, Inc. (a)	39,510	280,916
Immunomedics, Inc. (a)	46,594	411,425
INC Research Holdings, Inc., Class A (a)	24,984	1,461,564
Inovio Pharmaceuticals, Inc. (a)	30,391	238,265
Insmed, Inc. (a)	28,349	486,469
Insys Therapeutics, Inc. (a)	11,479	145,209
Intellia Therapeutics, Inc. (a)	5,957	95,312
Invitae Corp. (a)	17,097	163,447
Iovance Biotherapeutics, Inc. (a)	23,790	174,857
Jounce Therapeutics, Inc. (a)	2,590	36,338
Karyopharm Therapeutics, Inc. (a)	14,884	134,700
Keryx Biopharmaceuticals, Inc. (a)	38,630	279,295
Kindred Biosciences, Inc. (a)	8,804	75,714
Kura Oncology, Inc. (a)(b)	5,690	52,917
Lexicon Pharmaceuticals, Inc. (a)	19,741	324,739
Ligand Pharmaceuticals, Inc. (a)	9,349	1,134,969
Loxo Oncology, Inc. (a)	9,128	731,974
MacroGenics, Inc. (a)	15,201	266,170
Madrigal Pharmaceuticals, Inc. (a)	1,336	21,723
Matinas BioPharma Holdings, Inc. (a)(b)	22,300	37,687
MediciNova, Inc. (a)(b)	13,638	71,736
Merrimack Pharmaceuticals, Inc.	57,049	70,741
Minerva Neurosciences, Inc. (a)	11,254	99,598
Miragen Therapeutics, Inc. (a)	4,653	60,163
Momenta Pharmaceuticals, Inc. (a)	33,412	564,663
Myriad Genetics, Inc. (a)	29,276	756,492
NantKwest, Inc. (a)(b)	13,165	99,922
Natera, Inc. (a)	13,807	149,944
Nektar Therapeutics (a)	67,483	1,319,293
Neos Therapeutics, Inc. (a)	8,739	63,795
NewLink Genetics Corp. (a)	8,881	65,275
Novavax, Inc. (a)	127,412	146,524
Novelion Therapeutics, Inc. (a)	6,031	55,666
Nymox Pharmaceutical Corp. (a)	11,855	52,162
Omeros Corp. (a)	18,987	377,936
Organovo Holdings, Inc. (a)	46,609	122,582
Ovid therapeutics, Inc. (a)	1,834	19,239
Pacific Biosciences of California, Inc. (a)	36,639	130,435
PDL BioPharma, Inc.	74,364	183,679
Penumbra, Inc. (a)	13,394	1,175,324
Pieris Pharmaceuticals, Inc. (a)	15,232	77,074
PRA Health Sciences, Inc. (a)	17,174	1,288,222
Progenics Pharmaceuticals, Inc. (a)	33,488	227,384
Protagonist Therapeutics, Inc. (a)	4,017	45,432

See Notes to Financial Statements.

44	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Biotechnology (continued)
Prothena Corp. PLC (a)	17,487	$946,396
PTC Therapeutics, Inc. (a)	15,019	275,298
Pulse Biosciences, Inc. (a)(b)	4,118	142,195
Puma Biotechnology, Inc. (a)	13,158	1,150,009
Ra Pharmaceuticals, Inc. (a)	5,166	96,811
RadNet, Inc. (a)	18,650	144,538
Recro Pharma, Inc. (a)	5,383	37,842
REGENXBIO, Inc. (a)	12,393	244,762
Repligen Corp. (a)	15,757	652,970
Retrophin, Inc. (a)	17,351	336,436
Rigel Pharmaceuticals, Inc. (a)	52,992	144,668
Rockwell Medical, Inc. (a)	21,574	171,082
RTI Surgical, Inc. (a)	24,621	144,033
Sage Therapeutics, Inc. (a)	15,778	1,256,560
Sangamo Therapeutics, Inc. (a)	32,964	290,083
Sarepta Therapeutics, Inc. (a)	23,761	800,983
Selecta Biosciences, Inc. (a)	5,048	100,253
Seres Therapeutics, Inc. (a)	9,103	102,864
Spark Therapeutics, Inc. (a)	10,574	631,691
Stemline Therapeutics, Inc. (a)	10,980	101,016
Strongbridge Biopharma PLC (a)	8,412	60,146
Sucampo Pharmaceuticals, Inc., Class A (a)	11,376	119,448
Synergy Pharmaceuticals, Inc. (a)	102,881	457,820
Syros Pharmaceuticals, Inc. (a)	5,357	86,194
Tocagen, Inc. (a)	3,626	43,621
Trevena, Inc. (a)	27,410	63,043
Vanda Pharmaceuticals, Inc. (a)	19,981	325,690
VBI Vaccines, Inc. (a)	7,930	34,496
Veracyte, Inc. (a)	9,948	82,867
Versartis, Inc. (a)	14,971	261,244
vTv Therapeutics, Inc., Class A (a)	1,667	8,285
XBiotech, Inc. (a)	9,268	43,560
Xencor, Inc. (a)	17,348	366,216
ZIOPHARM Oncology, Inc. (a)(b)	59,392	369,418

		45,906,113
Building Materials — 1.1%
Armstrong Flooring, Inc. (a)	10,593	190,356
Builders FirstSource, Inc. (a)	44,373	679,794
Caesarstone Ltd. (a)	10,375	363,644
Continental Building Products, Inc. (a)	18,103	421,800
Gibraltar Industries, Inc. (a)	14,403	513,467
Griffon Corp.	13,267	291,210
Huttig Building Products, Inc. (a)	10,383	72,785
Louisiana-Pacific Corp. (a)	66,307	1,598,662
LSI Industries, Inc.	9,955	90,093
Masonite International Corp. (a)	13,666	1,031,783
NCI Building Systems, Inc. (a)	18,181	303,623
Patrick Industries, Inc. (a)	7,381	537,706
PGT Innovations, Inc. (a)	21,410	274,048
Quanex Building Products Corp.	15,485	327,508
Simpson Manufacturing Co., Inc.	18,744	819,300
Summit Materials, Inc., Class A (a)	47,176	1,361,971
Trex Co., Inc. (a)	13,565	917,808

		9,795,558
Building: Climate Control — 0.1%
AAON, Inc.	18,785	692,227
Comfort Systems USA, Inc.	16,816	623,874

		1,316,101
Building: Roofing, Wallboard & Plumbing — 0.2%
Beacon Roofing Supply, Inc. (a)	27,612	1,352,988
Forterra, Inc. (a)	7,624	62,745
Foundation Building Materials, Inc. (a)	5,373	69,097
JELD-WEN Holding, Inc. (a)	10,698	347,257

		1,832,087

Common Stocks	Shares	Value
Casinos & Gambling — 0.4%
Boyd Gaming Corp.	38,602	$957,716
Caesars Acquisition Co., Class A (a)	22,329	425,368
Caesars Entertainment Corp. (a)(b)	26,015	312,180
Century Casinos, Inc. (a)	10,571	77,908
Eldorado Resorts, Inc. (a)	20,097	401,940
Inspired Entertainment, Inc. (a)	1,465	19,045
Monarch Casino & Resort, Inc. (a)	5,188	156,937
Penn National Gaming, Inc. (a)	29,616	633,782
Scientific Games Corp., Class A (a)	23,532	614,185

		3,599,061
Cement — 0.1%
US Concrete, Inc. (a)	7,013	550,871
Chemicals: Diversified — 0.9%
Aceto Corp.	13,266	204,960
AdvanSix, Inc. (a)	13,572	423,989
AgroFresh Solutions, Inc. (a)	10,625	76,287
American Vanguard Corp.	12,841	221,507
CSW Industrials, Inc. (a)	6,447	249,177
GCP Applied Technologies, Inc. (a)	32,754	998,997
Hawkins, Inc.	4,228	195,968
Ingevity Corp. (a)	19,477	1,117,980
Innophos Holdings, Inc.	8,875	389,080
KMG Chemicals, Inc.	4,288	208,697
Landec Corp. (a)	12,923	191,907
LSB Industries, Inc. (a)	10,895	112,545
Nexeo Solutions, Inc. (a)	11,203	92,985
OMNOVA Solutions, Inc. (a)	19,203	187,229
PolyOne Corp.	37,290	1,444,615
Rayonier Advanced Materials, Inc.	19,395	304,889
Sensient Technologies Corp.	19,778	1,592,722
Tronox Ltd., Class A	30,258	457,501

		8,471,035
Chemicals: Specialty — 0.5%
Balchem Corp.	14,454	1,123,220
Calgon Carbon Corp.	23,475	354,472
FutureFuel Corp.	11,896	179,511
Innospec, Inc.	11,016	722,099
Kraton Corp. (a)	13,661	470,485
Quaker Chemical Corp.	5,909	858,164
Stepan Co.	9,143	796,721
Valhi, Inc.	9,498	28,304

		4,532,976
Coal — 0.2%
Arch Coal, Inc.	9,233	630,614
Cloud Peak Energy, Inc. (a)	33,573	118,512
Hallador Energy Co.	6,490	50,427
Peabody Energy Corp. (a)	22,145	541,445
Ramaco Resources, Inc. (a)	4,174	25,253
Warrior Met Coal, Inc.	7,599	130,171
Westmoreland Coal Co. (a)	7,087	34,514

		1,530,936
Commercial Banks — 0.1%
Blue Hills Bancorp, Inc.	11,695	209,340
Green Bancorp, Inc. (a)	9,549	185,251
HomeTrust Bancshares, Inc. (a)	7,964	194,322
Sun Bancorp, Inc.	5,177	127,613

		716,526
Commercial Finance & Mortgage Companies — 0.3%
Capital Bank Financial Corp., Class A	13,333	507,987
Federal Agricultural Mortgage Corp., Class C	4,217	272,840
Impac Mortgage Holdings, Inc. (a)	5,306	80,280
Meta Financial Group, Inc.	4,131	367,659
Nationstar Mortgage Holdings, Inc. (a)	14,039	251,158

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	45

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Commercial Finance & Mortgage Companies (continued)
NewStar Financial, Inc.	13,972	$146,706
On Deck Capital, Inc. (a)	24,699	115,097
PennyMac Financial Services, Inc. (a)(c)	3,162	52,805
RE/MAX Holdings, Inc., Class A	8,236	461,628
Walker & Dunlop, Inc. (a)	12,887	629,272

		2,885,432
Commercial Services & Supplies — 0.1%
Aqua Metals, Inc. (a)(b)	7,409	92,983
ARC Document Solutions, Inc. (a)	21,353	88,828
Collectors Universe, Inc.	3,317	82,427
Hill International, Inc. (a)	16,495	85,774
Information Services Group, Inc. (a)	16,905	69,480
National Research Corp., Class A	4,614	124,117
Weight Watchers International, Inc. (a)	12,022	401,775

		945,384
Commercial Services: Rental & Leasing — 0.7%
Aircastle Ltd.	22,065	479,914
CAI International, Inc. (a)	6,781	160,032
GATX Corp.	17,230	1,107,372
GMS, Inc. (a)	10,796	303,368
H&E Equipment Services, Inc.	14,142	288,638
Herc Holdings, Inc. (a)	11,078	435,587
Marlin Business Services Corp.	3,929	98,814
McGrath RentCorp	10,509	363,927
Mobile Mini, Inc.	20,101	600,015
Neff Corp., Class A (a)	3,872	73,568
NOW, Inc. (a)	48,892	786,183
PHH Corp. (a)	24,085	331,650
Rush Enterprises, Inc., Class B (a)	2,370	86,292
SiteOne Landscape Supply, Inc. (a)	15,606	812,448
Triton International Ltd.	20,002	668,867
Willis Lease Finance Corp. (a)	1,613	43,115

		6,639,790
Commercial Vehicles & Parts — 0.4%
Blue Bird Corp. (a)	3,210	54,570
Commercial Vehicle Group, Inc. (a)	10,958	92,595
Cooper-Standard Holding, Inc. (a)	8,010	807,969
Miller Industries, Inc.	4,495	111,701
Modine Manufacturing Co. (a)	22,187	367,195
Motorcar Parts of America, Inc. (a)	8,719	246,224
Navistar International Corp. (a)	22,927	601,375
REV Group, Inc.	5,701	157,804
Rush Enterprises, Inc., Class A (a)	13,648	507,433
Spartan Motors, Inc.	15,552	137,635
Wabash National Corp.	27,126	596,229

		3,680,730
Communications Equipment — 0.0%
Aerohive Networks, Inc. (a)	14,230	71,150
Communications Technology — 1.7%
ADTRAN, Inc.	22,019	454,692
Anixter International, Inc. (a)	13,250	1,036,150
Bel Fuse, Inc., Class B	4,469	110,384
Calix, Inc. (a)	19,375	132,719
Ciena Corp. (a)	64,613	1,616,617
Comtech Telecommunications Corp.	10,425	197,762
Digi International, Inc. (a)	11,991	121,709
DigitalGlobe, Inc. (a)	28,439	947,019
Extreme Networks, Inc. (a)	49,817	459,313
Finisar Corp. (a)	50,965	1,324,071
General Cable Corp.	22,738	371,766
GSI Technology, Inc. (a)	5,872	46,154
Harmonic, Inc. (a)	34,832	182,868
Infinera Corp. (a)	66,263	707,026

Common Stocks	Shares	Value
Communications Technology (continued)
Intelsat SA (a)	19,547	$59,814
InterDigital, Inc.	15,558	1,202,633
KVH Industries, Inc. (a)	7,710	73,245
Loral Space & Communications, Inc. (a)	5,619	233,469
Lumentum Holdings, Inc. (a)	27,352	1,560,432
NeoPhotonics Corp. (a)	14,681	113,337
NETGEAR, Inc. (a)	14,739	635,251
Ooma, Inc. (a)	7,077	56,616
Plantronics, Inc.	15,329	801,860
Quantenna Communications, Inc. (a)	9,413	178,847
Rightside Group Ltd. (a)	5,368	57,008
RingCentral, Inc., Class A (a)	28,532	1,042,845
ShoreTel, Inc. (a)	30,689	177,996
Sonus Networks, Inc. (a)	21,032	156,478
TeleNav, Inc. (a)	13,470	109,107
ViaSat, Inc. (a)	24,318	1,609,852

		15,777,040
Computer Services Software & Systems — 5.5%
A10 Networks, Inc. (a)	22,891	193,200
ACI Worldwide, Inc. (a)	53,029	1,186,259
Acxiom Corp. (a)	36,057	936,761
Alarm.com Holdings, Inc. (a)	9,257	348,341
Alteryx, Inc., Class A (a)	3,952	77,143
American Software, Inc., Class A	11,102	114,240
Appfolio, Inc., Class A (a)	3,773	123,000
Aspen Technology, Inc. (a)	33,706	1,862,594
Avid Technology, Inc. (a)	14,722	77,438
Bankrate, Inc. (a)	22,290	286,426
Barracuda Networks, Inc. (a)	11,491	264,982
Bazaarvoice, Inc. (a)	37,713	186,679
Benefitfocus, Inc. (a)	7,191	261,393
Blackbaud, Inc.	21,328	1,828,876
Blackline, Inc. (a)	4,975	177,806
Blucora, Inc. (a)	18,969	402,143
Bottomline Technologies, Inc. (a)	18,205	467,686
Box, Inc., Class A (a)	35,841	653,740
Brightcove, Inc. (a)	15,598	96,708
BroadSoft, Inc. (a)	14,175	610,234
CACI International, Inc., Class A (a)	11,181	1,398,184
Callidus Software, Inc. (a)	29,371	710,778
Cloudera, Inc. (a)	6,659	106,677
CommerceHub, Inc., Series A (a)	6,179	107,638
CommerceHub, Inc., Series C (a)	12,991	226,563
CommVault Systems, Inc. (a)	17,584	992,617
Cornerstone OnDemand, Inc. (a)	23,778	850,063
Coupa Software, Inc. (a)	13,508	391,462
CSG Systems International, Inc.	15,417	625,622
Digimarc Corp. (a)	4,503	180,795
Ebix, Inc.	11,012	593,547
Endurance International Group Holdings, Inc. (a)	27,345	228,331
Envestnet, Inc. (a)	19,760	782,496
EPAM Systems, Inc. (a)	22,051	1,854,269
ePlus, Inc. (a)	6,021	446,156
Everbridge, Inc. (a)	7,588	184,844
Evolent Health, Inc., Class A (a)	17,804	451,331
Exa Corp. (a)	6,593	90,983
Groupon, Inc. (a)	153,913	591,026
Guidance Software, Inc. (a)	9,276	61,314
Hortonworks, Inc. (a)	21,454	276,328
HubSpot, Inc. (a)	15,377	1,011,038
Imperva, Inc. (a)	15,280	731,148
Inovalon Holdings, Inc., Class A (a)	28,117	369,739
Internap Corp. (a)	35,191	129,151
KEYW Holding Corp. (a)	21,240	198,594
Leaf Group Ltd. (a)	4,456	34,757
LendingClub Corp. (a)	146,060	804,791

See Notes to Financial Statements.

46	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Computer Services Software & Systems (continued)
Limelight Networks, Inc. (a)	30,403	$87,865
LivePerson, Inc. (a)	25,292	278,212
Majesco (a)	1,856	9,150
Mantech International Corp., Class A	11,761	486,670
The Meet Group, Inc. (a)	30,596	154,510
Mercury Systems, Inc. (a)	21,407	901,021
MicroStrategy, Inc., Class A (a)	4,154	796,197
MINDBODY, Inc., Class A (a)	16,837	457,966
Mitek Systems, Inc. (a)	13,308	111,787
Monotype Imaging Holdings, Inc.	18,834	344,662
MuleSoft, Inc., Class A (a)	6,873	171,413
NCI, Inc., Class A (a)	3,466	73,133
Netscout Systems, Inc. (a)	39,397	1,355,257
New Relic, Inc. (a)	13,381	575,517
NIC, Inc.	29,285	554,951
Nutanix, Inc., Class A (a)	15,921	320,808
Okta, Inc. (a)	4,936	112,541
Ominto, Inc. (a)(b)	5,558	84,759
PDF Solutions, Inc. (a)	13,044	214,574
Pegasystems, Inc.	16,331	952,914
Pendrell Corp. (a)	3,961	28,638
Perficient, Inc. (a)	16,277	303,403
Presidio, Inc. (a)	8,616	123,295
Progress Software Corp.	21,817	673,927
Proofpoint, Inc. (a)	19,162	1,663,836
PROS Holdings, Inc. (a)	12,012	329,009
Q2 Holdings, Inc. (a)	14,291	528,052
QAD, Inc., Class A	4,438	142,238
Rapid7, Inc. (a)	9,649	162,393
RealNetworks, Inc. (a)	11,384	49,293
RealPage, Inc. (a)	26,800	963,460
Reis, Inc.	4,357	92,586
Rocket Fuel, Inc. (a)	15,256	41,954
Science Applications International Corp.	19,445	1,349,872
SecureWorks Corp., Class A (a)	3,584	33,295
Shutterstock, Inc. (a)	8,397	370,140
Simulations Plus, Inc.	4,390	54,216
SPS Commerce, Inc. (a)	7,695	490,633
Synchronoss Technologies, Inc. (a)	20,194	332,191
SYNNEX Corp.	12,927	1,550,723
Syntel, Inc.	15,980	271,021
TechTarget, Inc. (a)	8,161	84,630
TiVo Corp.	53,315	994,325
Tucows, Inc., Class A (a)	4,097	219,189
Twilio, Inc. (a)(b)	28,358	825,501
Unisys Corp. (a)	23,197	296,922
Upland Software, Inc. (a)	3,254	71,555
Varonis Systems, Inc. (a)	8,686	323,119
VASCO Data Security International, Inc. (a)	13,596	195,103
VeriFone Systems, Inc. (a)	50,927	921,779
Verint Systems, Inc. (a)	28,585	1,163,409
Veritone, Inc. (a)	1,357	15,890
VirnetX Holding Corp. (a)(b)	24,055	109,450
Virtusa Corp. (a)	12,742	374,615
Web.com Group, Inc. (a)	17,658	446,747
Workiva, Inc. (a)	11,265	214,598
Xactly Corp. (a)	11,984	187,550
Yelp, Inc. (a)	35,498	1,065,650
Yext, Inc. (a)	5,857	78,074
Zix Corp. (a)	25,086	142,739

		49,914,818
Computer Technology — 0.7%
3D Systems Corp. (a)	50,079	936,478
Cray, Inc. (a)	17,983	330,887
Diebold Nixdorf, Inc.	34,564	967,792

Common Stocks	Shares	Value
Computer Technology (continued)
Immersion Corp. (a)	13,714	$124,523
Impinj, Inc. (a)(b)	8,203	399,076
Insight Enterprises, Inc. (a)	16,180	647,038
PC Connection, Inc.	5,054	136,761
PCM, Inc. (a)	4,439	83,231
Pure Storage, Inc., Class A (a)	42,362	542,657
Quantum Corp. (a)	12,341	96,383
Radisys Corp. (a)	16,945	63,713
Safeguard Scientifics, Inc. (a)	10,392	123,665
Stratasys Ltd. (a)	23,099	538,438
Super Micro Computer, Inc. (a)	17,866	440,397
Synaptics, Inc. (a)	14,700	760,137
USA Technologies, Inc. (a)	17,943	93,304

		6,284,480
Construction — 0.6%
Aegion Corp. (a)	15,375	336,405
Chicago Bridge & Iron Co. NV	45,929	906,179
EMCOR Group, Inc.	26,340	1,722,109
Granite Construction, Inc.	18,013	868,947
Great Lakes Dredge & Dock Corp. (a)	26,564	114,225
Orion Group Holdings, Inc. (a)	13,476	100,666
Primoris Services Corp.	17,742	442,486
Sterling Construction Co., Inc. (a)	11,158	145,835
Tutor Perini Corp. (a)	17,484	502,665

		5,139,517
Consumer Electronics — 0.1%
Fitbit, Inc., Series A (a)	79,107	420,058
Universal Electronics, Inc. (a)	6,434	430,113
VOXX International Corp. (a)	8,438	69,192
XO Group, Inc. (a)	11,412	201,079
ZAGG, Inc. (a)	11,494	99,423

		1,219,865
Consumer Lending — 0.7%
Elevate Credit, Inc. (a)	6,511	51,567
Encore Capital Group, Inc. (a)	8,178	328,347
Enova International, Inc. (a)	15,193	225,616
Ezcorp, Inc., Class A (a)	22,509	173,319
FirstCash, Inc.	21,809	1,271,465
LendingTree, Inc. (a)	2,838	488,704
Marcus & Millichap, Inc. (a)	7,626	201,021
MGIC Investment Corp. (a)	166,510	1,864,912
MoneyGram International, Inc. (a)	13,597	234,548
Nelnet, Inc., Class A	9,337	438,932
PRA Group, Inc. (a)	21,065	798,364
Regional Management Corp. (a)	4,575	108,107
World Acceptance Corp. (a)	2,825	211,621

		6,396,523
Consumer Services: Miscellaneous — 0.4%
Cars.com, Inc. (a)	30,569	814,053
Chuy’s Holdings, Inc. (a)	7,349	171,967
Core-Mark Holding Co., Inc.	20,837	688,871
CPI Card Group, Inc.	14,546	41,456
Del Frisco’s Restaurant Group, Inc. (a)	9,422	151,694
Nutrisystem, Inc.	13,405	697,730
Sotheby’s (a)	16,878	905,842

		3,471,613
Containers & Packaging — 0.2%
Greif, Inc., Class A	11,660	650,395
Greif, Inc., Class B	2,565	154,926
Myers Industries, Inc.	11,111	199,442
UFP Technologies, Inc. (a)	2,859	80,910
Veritiv Corp. (a)	5,232	235,440

		1,321,113

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	47

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Cosmetics — 0.1%
elf Beauty, Inc. (a)	9,238	$251,366
Inter Parfums, Inc.	7,870	288,435
Revlon, Inc., Class A (a)	5,487	130,042

		669,843
Diversified Financial Services — 1.0%
Altisource Portfolio Solutions SA (a)	5,002	109,144
Associated Capital Group, Inc., Class A	2,342	79,628
Blackhawk Network Holdings, Inc. (a)	24,370	1,062,532
California First National Bancorp	691	13,025
Evercore Partners, Inc., Class A	18,236	1,285,638
FCB Financial Holdings, Inc., Class A (a)	16,185	772,834
FNFV Group (a)	29,669	468,770
Greenhill & Co., Inc.	12,960	260,496
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	23,078	527,794
Houlihan Lokey, Inc.	9,463	330,259
HRG Group, Inc. (a)	54,474	964,734
Liberty Tax, Inc.	4,135	53,548
MBIA, Inc. (a)	58,212	548,939
MidWestOne Financial Group, Inc.	4,937	167,315
Moelis & Co., Class A	11,449	444,794
Piper Jaffray Cos.	6,774	406,101
Planet Payment, Inc. (a)	20,443	67,462
Stifel Financial Corp. (a)	30,739	1,413,379
Tiptree, Inc., Class A	11,921	84,043

		9,060,435
Diversified Manufacturing Operations — 0.5%
Barnes Group, Inc.	22,899	1,340,279
Federal Signal Corp.	27,390	475,490
Harsco Corp. (a)	36,619	589,566
Lydall, Inc. (a)	7,705	398,349
OSI Systems, Inc. (a)	7,935	596,315
Raven Industries, Inc.	16,497	549,350
Standex International Corp.	5,792	525,334
TriMas Corp. (a)	20,534	428,134

		4,902,817
Diversified Materials & Processing — 0.4%
Belden, Inc.	18,495	1,395,078
Cabot Microelectronics Corp.	11,379	840,111
Encore Wire Corp.	9,322	398,049
Energous Corp. (a)	8,372	136,129
Insteel Industries, Inc.	8,199	270,321
Koppers Holdings, Inc. (a)	9,747	352,354
NL Industries, Inc. (a)	4,662	32,867
Tredegar Corp.	11,311	172,493
Uranium Energy Corp. (a)	58,896	93,645

		3,691,047
Diversified Media — 0.1%
EW Scripps Co., Class A (a)	26,538	472,642
Hemisphere Media Group, Inc. (a)	6,788	80,438

		553,080
Diversified Retail — 0.6%
Big Lots, Inc.	20,542	992,179
Dillard’s, Inc., Class A	6,978	402,561
Duluth Holdings, Inc., Class B (a)(b)	4,036	73,495
Etsy, Inc. (a)	52,761	791,415
Fred’s, Inc., Class A (b)	16,633	153,523
Gaia, Inc. (a)	3,712	41,574
HSN, Inc.	14,847	473,619
JC Penney Co., Inc. (a)(b)	141,735	659,068
Ollie’s Bargain Outlet Holdings, Inc. (a)	21,235	904,611
Overstock.com, Inc. (a)	7,432	121,142
PriceSmart, Inc.	10,019	877,664

Common Stocks	Shares	Value
Diversified Retail (continued)
Sears Holdings Corp. (a)(b)	6,444	$57,094
Winmark Corp.	1,103	142,232

		5,690,177
Drug & Grocery Store Chains — 0.2%
Diplomat Pharmacy, Inc. (a)	21,769	322,181
Ingles Markets, Inc., Class A	6,270	208,791
PetMed Express, Inc.	9,017	366,090
Smart & Final Stores, Inc. (a)	11,756	106,980
Supervalu, Inc. (a)	123,880	407,565
Village Super Market, Inc., Class A	3,793	98,314
Weis Markets, Inc.	4,526	220,507

		1,730,428
Education Services — 0.8%
2U, Inc. (a)	19,989	937,884
Adtalem Global Education, Inc.	27,653	1,049,431
American Public Education, Inc. (a)	6,974	164,935
Bridgepoint Education, Inc. (a)	8,622	127,261
Cambium Learning Group, Inc. (a)	3,388	17,177
Capella Education Co.	5,261	450,342
Career Education Corp. (a)	30,802	295,699
Chegg, Inc. (a)	38,751	476,250
Franklin Covey Co. (a)	4,207	81,195
Grand Canyon Education, Inc. (a)	21,173	1,660,175
HealthStream, Inc. (a)	11,964	314,892
Houghton Mifflin Harcourt Co. (a)	47,093	579,244
K12, Inc. (a)	15,439	276,667
Laureate Education, Inc., Class A (a)	16,596	290,928
Rosetta Stone, Inc. (a)	7,335	79,071
Strayer Education, Inc.	4,867	453,702

		7,254,853
Electronic Components — 0.8%
Acacia Research Corp. (a)	15,133	62,045
AVX Corp.	21,092	344,643
Babcock & Wilcox Enterprises, Inc. (a)	22,643	266,282
Kemet Corp. (a)	20,810	266,368
Methode Electronics, Inc.	16,440	677,328
Microvision, Inc. (a)(b)	29,260	62,031
Novanta, Inc. (a)	13,734	494,424
NVE Corp.	2,222	171,094
Park Electrochemical Corp.	8,755	161,267
Revolution Lighting Technologies, Inc. (a)	5,077	33,458
Rogers Corp. (a)	7,839	851,472
Sanmina Corp. (a)	33,763	1,286,370
ScanSource, Inc. (a)	11,370	458,211
Sparton Corp. (a)	4,243	93,304
Tech Data Corp. (a)	15,557	1,571,257
TTM Technologies, Inc. (a)	42,242	733,321

		7,532,875
Electronic Entertainment — 0.0%
Glu Mobile, Inc. (a)	46,916	117,290
Electronics — 0.3%
Agilysys, Inc. (a)	6,900	69,828
Control4 Corp. (a)	11,117	218,004
Daktronics, Inc.	17,612	169,604
II-VI, Inc. (a)	27,691	949,801
Integer Holdings Corp. (a)	14,350	620,637
iRobot Corp. (a)	12,047	1,013,635
Iteris, Inc. (a)	9,871	61,398

		3,102,907
Energy Equipment — 0.2%
Dynegy, Inc. (a)	50,367	416,535
Matador Resources Co. (a)	41,279	882,132
Silver Spring Networks, Inc. (a)	18,763	211,647

See Notes to Financial Statements.

48	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Energy Equipment (continued)
SunPower Corp. (a)(b)	26,647	$248,883
Sunrun, Inc. (a)	39,358	280,229
TPI Composites, Inc. (a)	4,788	88,482

		2,127,908
Energy Equipment & Services — 0.0%
Geospace Technologies Corp. (a)	5,394	74,599
Pioneer Energy Services Corp. (a)	36,991	75,832

		150,431
Engineering & Contracting Services — 0.8%
Argan, Inc.	6,679	400,740
Dycom Industries, Inc. (a)	13,511	1,209,505
Engility Holdings, Inc. (a)	8,555	242,962
Exponent, Inc.	11,957	697,093
HC2 Holdings, Inc. (a)	18,363	107,974
IES Holdings, Inc. (a)	3,832	69,551
KBR, Inc.	65,574	998,036
Layne Christensen Co. (a)	8,287	72,843
MasTec, Inc. (a)	30,389	1,372,063
Mistras Group, Inc. (a)	8,258	181,428
MYR Group, Inc. (a)	7,250	224,895
Tetra Tech, Inc.	25,793	1,180,030
VSE Corp.	4,110	184,868
Willdan Group, Inc. (a)	3,529	107,811

		7,049,799
Entertainment — 0.3%
AMC Entertainment Holdings, Inc., Class A	25,726	585,266
Ascent Capital Group, Inc., Class A (a)	5,025	77,184
Empire Resorts, Inc. (a)(b)	1,861	44,478
Golden Entertainment, Inc. (a)	5,155	106,760
IMAX Corp. (a)	26,096	574,112
Pinnacle Entertainment, Inc. (a)	24,927	492,558
Reading International, Inc., Class A (a)	7,585	122,346
World Wrestling Entertainment, Inc., Class A	17,436	355,171

		2,357,875
Environmental, Maintenance, & Security Service — 0.7%
ABM Industries, Inc.	25,337	1,051,992
Brink’s Co.	20,666	1,384,622
Healthcare Services Group, Inc.	32,523	1,523,052
MSA Safety, Inc.	15,211	1,234,677
SP Plus Corp. (a)	8,208	250,754
UniFirst Corp.	6,708	943,816

		6,388,913
Fertilizers — 0.0%
Intrepid Potash, Inc. (a)	40,923	92,486
Financial Data & Systems — 0.5%
CardConnect Corp. (a)	7,177	108,014
Cardtronics PLC, Class A (a)	21,080	692,689
Cass Information Systems, Inc.	5,002	328,331
Donnelley Financial Solutions, Inc. (a)	12,265	281,604
Everi Holdings, Inc. (a)	28,931	210,618
EVERTEC, Inc.	28,353	490,507
Fair Isaac Corp.	14,007	1,952,716
Green Dot Corp., Class A (a)	20,998	809,053

		4,873,532
Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc. (a)	3,384	27,986
Foods — 1.1%
Amplify Snack Brands, Inc. (a)(b)	14,626	140,995
B&G Foods, Inc.	30,277	1,077,861
Chefs’ Warehouse, Inc. (a)	8,831	114,803
Dean Foods Co.	42,199	717,383

Common Stocks	Shares	Value
Foods (continued)
Freshpet, Inc. (a)	11,482	$190,601
Hostess Brands, Inc. (a)	36,477	587,280
J&J Snack Foods Corp.	6,830	902,038
John B Sanfilippo & Son, Inc.	3,871	244,299
Lancaster Colony Corp.	8,562	1,049,872
Lifeway Foods, Inc. (a)	1,252	11,694
Medifast, Inc.	4,684	194,245
Natural Health Trends Corp.	3,081	85,806
Nature’s Sunshine Products, Inc.	4,205	55,716
Nutraceutical International Corp.	3,880	161,602
Omega Protein Corp.	9,988	178,785
Performance Food Group Co. (a)	32,530	891,322
Seneca Foods Corp., Class A (a)	3,384	105,073
Snyders-Lance, Inc.	39,282	1,359,943
SpartanNash Co.	17,235	447,421
Tootsie Roll Industries, Inc.	7,835	273,050
United Natural Foods, Inc. (a)	23,317	855,734

		9,645,523
Forest Products — 0.2%
Boise Cascade Co. (a)	17,965	546,136
Deltic Timber Corp.	4,925	367,700
Universal Forest Products, Inc.	9,134	797,490

		1,711,326
Forms & Bulk Printing Services — 0.4%
Deluxe Corp.	21,639	1,497,852
Ennis, Inc.	11,805	225,475
InnerWorkings, Inc. (a)	20,577	238,693
LSC Communications, Inc.	15,315	327,741
Multi-Color Corp.	6,339	517,262
Quad/Graphics, Inc.	14,551	333,509
RR Donnelley & Sons Co.	30,183	378,495

		3,519,027
Fruit & Grain Processing — 0.0%
MGP Ingredients, Inc.	5,882	300,982
Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	6,759	182,223
Hillenbrand, Inc.	28,966	1,045,672
Matthews International Corp., Class A	14,221	871,036

		2,098,931
Gas Pipeline — 0.1%
SemGroup Corp., Class A	30,223	816,021
Glass — 0.1%
Apogee Enterprises, Inc.	12,807	727,950
Gold — 0.1%
Coeur Mining, Inc. (a)	82,033	703,843
Gold Resource Corp.	24,728	100,890
Klondex Mines Ltd. (a)	79,092	266,540

		1,071,273
Health Care Equipment & Supplies — 0.1%
Inogen, Inc. (a)	7,783	742,654
Health Care Facilities — 0.6%
AAC Holdings, Inc. (a)	5,937	41,143
Capital Senior Living Corp. (a)	11,486	174,702
Ensign Group, Inc.	21,743	473,345
Genesis Healthcare, Inc. (a)	12,972	22,571
HealthSouth Corp.	40,997	1,984,255
Kindred Healthcare, Inc.	37,828	440,696
National Healthcare Corp.	5,012	351,542
Select Medical Holdings Corp. (a)	48,887	750,416
Tenet Healthcare Corp. (a)	37,321	721,788
U.S. Physical Therapy, Inc.	5,603	338,421

		5,298,879

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	49

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Health Care Management Services — 0.3%
BioScrip, Inc. (a)	35,967	$97,650
Computer Programs & Systems, Inc.	5,046	165,509
Magellan Health, Inc. (a)	11,036	804,524
Molina Healthcare, Inc. (a)	19,517	1,350,186
Triple-S Management Corp., Class B (a)	10,937	184,945

		2,602,814
Health Care Services — 2.3%
Accelerate Diagnostics, Inc. (a)	11,837	323,742
Addus HomeCare Corp. (a)	3,529	131,279
Allscripts Healthcare Solutions, Inc. (a)	82,693	1,055,163
Almost Family, Inc. (a)	5,852	360,776
Amedisys, Inc. (a)	13,011	817,221
AMN Healthcare Services, Inc. (a)	20,796	812,084
Cara Therapeutics, Inc. (a)(b)	12,241	188,389
Care.com, Inc. (a)	5,881	88,803
Catalent, Inc. (a)	57,423	2,015,547
Chemed Corp.	7,114	1,455,026
Civitas Solutions, Inc. (a)	6,967	121,922
Corvel Corp. (a)	4,533	215,091
Cross Country Healthcare, Inc. (a)	15,432	199,227
Flexion Therapeutics, Inc. (a)	12,744	257,684
Globus Medical, Inc., Class A (a)	32,182	1,066,833
HealthEquity, Inc. (a)	22,742	1,133,234
HMS Holdings Corp. (a)	38,646	714,951
LHC Group, Inc. (a)	7,204	489,079
Medidata Solutions, Inc. (a)	25,308	1,979,085
MiMedx Group, Inc. (a)	47,639	713,156
NantHealth, Inc. (a)(b)	6,474	27,385
NeoGenomics, Inc. (a)	25,398	227,566
Omnicell, Inc. (a)	16,786	723,477
PharMerica Corp. (a)	13,488	354,060
Phibro Animal Health Corp., Class A	8,463	313,554
Quality Systems, Inc. (a)	24,124	415,174
R1 RCM, Inc. (a)	46,212	173,295
Ryman Hospitality Properties, Inc.	20,174	1,291,338
Surgery Partners, Inc. (a)	8,681	197,493
Tabula Rasa HealthCare, Inc. (a)	3,901	58,710
Teladoc, Inc. (a)	24,564	852,371
Tetraphase Pharmaceuticals, Inc. (a)	17,237	122,900
Tivity Health, Inc. (a)	16,775	668,484
WebMD Health Corp. (a)	16,939	993,472

		20,557,571
Health Care: Miscellaneous — 0.0%
Medpace Holdings, Inc. (a)	3,341	96,889
Providence Service Corp. (a)	5,284	267,423

		364,312
Home Building — 0.8%
Beazer Homes USA, Inc. (a)	14,704	201,739
Century Communities, Inc. (a)	8,032	199,194
Hovnanian Enterprises, Inc., Class A (a)	56,207	157,380
Installed Building Products, Inc. (a)	9,910	524,734
KB Home	38,818	930,467
LGI Homes, Inc. (a)	8,048	323,369
M/I Homes, Inc. (a)	11,238	320,845
MDC Holdings, Inc.	18,963	669,963
Meritage Homes Corp. (a)	17,496	738,331
New Home Co., Inc. (a)	5,740	65,838
Taylor Morrison Home Corp., Class A (a)	28,193	676,914
Tile Shop Holdings, Inc.	15,313	316,213
TopBuild Corp. (a)	16,297	864,882
TRI Pointe Group, Inc. (a)	72,239	952,832
UCP, Inc., Class A (a)	4,384	48,005
William Lyon Homes, Class A (a)	10,987	265,226

		7,255,932

Common Stocks	Shares	Value
Hotel/Motel — 0.3%
Belmond Ltd., Class A (a)	41,132	$547,056
Intrawest Resorts Holdings, Inc. (a)	6,237	148,066
La Quinta Holdings, Inc. (a)	37,818	558,572
Marcus Corp.	8,595	259,569
Red Lion Hotels Corp. (a)	8,711	64,026
Red Rock Resorts, Inc., Class A	31,617	744,580

		2,321,869
Household Appliances — 0.0%
National Presto Industries, Inc.	2,276	251,498
Household Equipment & Products — 0.3%
Central Garden & Pet Co. (a)	5,258	167,152
Central Garden & Pet Co., Class A (a)	16,037	481,430
CSS Industries, Inc.	3,802	99,460
Helen of Troy Ltd. (a)	12,458	1,172,298
Libbey, Inc.	10,881	87,701
Novocure Ltd. (a)	26,116	451,807

		2,459,848
Household Furnishings — 0.4%
American Woodmark Corp. (a)	6,414	612,858
Bassett Furniture Industries, Inc.	4,231	160,566
Ethan Allen Interiors, Inc.	11,234	362,858
Flexsteel Industries, Inc.	3,250	175,858
Hooker Furniture Corp.	4,986	205,174
Kirkland’s, Inc. (a)	6,748	69,369
La-Z-Boy, Inc.	20,464	665,080
Lifetime Brands, Inc.	4,990	90,569
RH (a)(b)	15,123	975,736
Select Comfort Corp. (a)	18,763	665,899

		3,983,967
Insurance: Life — 0.6%
American Equity Investment Life Holding Co.	28,408	746,562
Citizens, Inc. (a)(b)	26,238	193,637
CNO Financial Group, Inc.	60,134	1,255,598
FBL Financial Group, Inc., Class A	5,858	360,267
Fidelity & Guaranty Life	7,445	231,167
Health Insurance Innovations, Inc., Class A (a)	5,151	121,049
Independence Holding Co.	4,805	98,262
National Western Life Group, Inc., Class A	1,248	398,886
Primerica, Inc.	18,272	1,384,104
Third Point Reinsurance Ltd. (a)	35,797	497,578
Trupanion, Inc. (a)	11,071	247,769

		5,534,879
Insurance: Multi-Line — 0.3%
Atlas Financial Holdings, Inc. (a)	4,915	73,234
Crawford & Co., Class B	5,981	55,623
eHealth, Inc. (a)	6,980	131,224
Horace Mann Educators Corp.	19,809	748,780
James River Group Holdings Ltd.	8,627	342,751
Kemper Corp.	19,367	747,566
Maiden Holdings Ltd.	25,079	278,377
PICO Holdings, Inc. (a)	10,254	179,445

		2,557,000
Insurance: Property-Casualty — 1.8%
AMERISAFE, Inc.	8,607	490,169
AmTrust Financial Services, Inc.	39,210	593,639
Argo Group International Holdings Ltd.	13,555	821,433
Baldwin & Lyons, Inc., Class B	5,002	122,549
Blue Capital Reinsurance Holdings Ltd.	3,407	62,348
Donegal Group, Inc., Class A	4,957	78,816
EMC Insurance Group, Inc.	4,636	128,788
Employers Holdings, Inc.	14,879	629,382
Enstar Group Ltd. (a)	5,201	1,033,179
Essent Group Ltd. (a)	35,035	1,301,200

See Notes to Financial Statements.

50	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Insurance: Property-Casualty (continued)
Federated National Holding Co.	5,828	$93,248
Genworth Financial, Inc., Class A (a)	187,776	707,916
Global Indemnity Ltd. (a)	4,138	160,430
Greenlight Capital Re Ltd., Class A (a)	14,134	295,401
Hallmark Financial Services, Inc. (a)	7,258	81,798
HCI Group, Inc.	3,838	180,309
Heritage Insurance Holdings, Inc.	13,099	170,549
Hilltop Holdings, Inc.	34,353	900,392
Infinity Property & Casualty Corp.	5,133	482,502
Investors Title Co.	722	139,664
Kingstone Cos., Inc.	4,257	65,132
Kinsale Capital Group, Inc.	6,695	249,790
National General Holdings Corp.	23,175	488,993
Navigators Group, Inc.	9,749	535,220
NI Holdings, Inc. (a)	4,743	84,805
NMI Holdings, Inc., Class A (a)	26,366	301,891
OneBeacon Insurance Group Ltd., Class A	10,541	192,162
Radian Group, Inc.	99,045	1,619,386
RLI Corp.	17,752	969,614
Safety Insurance Group, Inc.	4,808	328,386
Selective Insurance Group, Inc.	26,194	1,311,010
State Auto Financial Corp.	7,939	204,270
State National Cos., Inc.	14,158	260,224
Stewart Information Services Corp.	10,030	455,161
United Fire Group, Inc.	7,192	316,880
United Insurance Holdings Corp.	8,529	134,161
Universal Insurance Holdings, Inc.	14,275	359,730
WMIH Corp. (a)	88,609	110,761

		16,461,288
International Trade & Diversified Logistic — 0.0%
Global Sources Ltd. (a)	3,838	76,760
Radiant Logistics, Inc. (a)	15,690	84,412
Vectrus, Inc. (a)	5,118	165,414

		326,586
Internet Software & Services — 0.5%
Amber Road, Inc. (a)	9,054	77,593
ChannelAdvisor Corp. (a)	11,200	129,360
Global Eagle Entertainment, Inc. (a)	24,018	85,504
Gogo, Inc. (a)	26,115	301,106
GrubHub, Inc. (a)	38,291	1,669,488
Quotient Technology, Inc. (a)	33,367	383,720
TrueCar, Inc. (a)	28,587	569,739
Zendesk, Inc. (a)	44,342	1,231,821

		4,448,331
Leisure Time — 1.1%
Acushnet Holdings Corp.	10,223	202,824
American Outdoor Brands Corp. (a)	25,917	574,321
Black Diamond, Inc. (a)	8,257	54,909
Callaway Golf Co.	42,857	547,713
Churchill Downs, Inc.	6,196	1,135,727
ClubCorp Holdings, Inc.	29,937	392,175
Drive Shack, Inc.	19,316	60,845
Escalade, Inc.	4,967	65,068
ILG, Inc.	47,573	1,307,782
International Speedway Corp., Class A	8,613	323,418
Johnson Outdoors, Inc., Class A	2,210	106,544
Liberty TripAdvisor Holdings, Inc., Series A (a)	33,073	383,647
Lindblad Expeditions Holdings, Inc. (a)	9,318	97,839
Marriott Vacations Worldwide Corp.	9,875	1,162,781
Nautilus, Inc. (a)	14,103	270,073
Planet Fitness, Inc., Class A	38,842	906,572
RCI Hospitality Holdings, Inc.	4,009	95,575
SeaWorld Entertainment, Inc.	31,253	508,486
Speedway Motorsports, Inc.	5,820	106,331
Sturm Ruger & Co., Inc.	7,907	491,420

Common Stocks	Shares	Value
Leisure Time (continued)
Travelport Worldwide Ltd.	56,856	$782,339
Vista Outdoor, Inc. (a)	25,989	585,012
West Marine, Inc.	8,598	110,484

		10,271,885
Life Sciences Tools & Services — 0.0%
WaVe Life Sciences Ltd. (a)(b)	5,192	96,571
Luxury Items — 0.0%
Movado Group, Inc.	7,041	177,785
Machinery: Agricultural — 0.1%
Alamo Group, Inc.	4,284	389,030
Lindsay Corp.	4,852	433,041
Titan International, Inc.	22,688	272,483
Titan Machinery, Inc. (a)	8,411	151,230

		1,245,784
Machinery: Construction & Handling — 0.1%
Astec Industries, Inc.	9,699	538,392
Douglas Dynamics, Inc.	10,257	337,455
NACCO Industries, Inc., Class A	1,941	137,520

		1,013,367
Machinery: Engines — 0.1%
Briggs & Stratton Corp.	19,185	462,358
Machinery: Industrial — 1.5%
Actuant Corp., Class A	27,025	664,815
Altra Industrial Motion Corp.	13,067	520,067
Applied Industrial Technologies, Inc.	17,430	1,029,241
Chart Industries, Inc. (a)	14,057	488,200
Columbus McKinnon Corp.	8,556	217,494
DXP Enterprises, Inc. (a)	7,424	256,128
EnPro Industries, Inc.	9,666	689,862
EnviroStar, Inc.	1,495	40,440
ExOne Co. (a)	5,823	66,673
Gencor Industries, Inc. (a)	3,605	58,401
Graham Corp.	4,176	82,100
Hardinge, Inc.	5,644	70,098
Hyster-Yale Materials Handling, Inc.	4,725	331,931
Intevac, Inc. (a)	8,430	93,573
John Bean Technologies Corp.	14,302	1,401,596
Kadant, Inc.	4,889	367,653
Kennametal, Inc.	36,778	1,376,233
Manitowoc Co., Inc. (a)	59,021	354,716
Milacron Holdings Corp. (a)	20,495	360,507
MTS Systems Corp.	7,656	396,581
Omega Flex, Inc.	1,376	88,614
Proto Labs, Inc. (a)	11,414	767,592
SPX Corp. (a)	19,713	495,979
SPX FLOW, Inc. (a)	18,766	692,090
Supreme Industries, Inc., Class A	6,596	108,504
Tennant Co.	7,907	583,537
Twin Disc, Inc. (a)	3,350	54,069
Woodward, Inc.	24,246	1,638,545

		13,295,239
Machinery: Specialty — 0.1%
Albany International Corp., Class A	13,023	695,428
Hurco Cos., Inc.	2,963	102,964

		798,392
Manufactured Housing — 0.1%
Cavco Industries, Inc. (a)	3,947	511,729
Medical & Dental Instruments & Supplies — 2.4%
American Renal Associates Holdings, Inc. (a)	4,371	81,082
AngioDynamics, Inc. (a)	16,286	263,996
Anika Therapeutics, Inc. (a)	6,666	328,901
Antares Pharma, Inc. (a)	63,952	205,925

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	51

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Medical & Dental Instruments & Supplies (continued)
AtriCure, Inc. (a)	14,228	$345,029
Atrion Corp.	624	401,419
AxoGen, Inc. (a)	12,010	201,168
Cantel Medical Corp.	16,187	1,261,129
Cardiovascular Systems, Inc. (a)	14,547	468,850
Cerus Corp. (a)	48,362	121,389
Community Health Systems, Inc. (a)	43,638	434,635
CONMED Corp.	12,482	635,833
Cotiviti Holdings, Inc. (a)	12,394	460,313
CryoLife, Inc. (a)	14,810	295,460
Cutera, Inc. (a)	5,909	153,043
Endologix, Inc. (a)	36,686	178,294
Entellus Medical, Inc. (a)	5,039	83,446
Exactech, Inc. (a)	4,863	144,917
Halyard Health, Inc. (a)	21,567	847,152
ICU Medical, Inc. (a)	6,744	1,163,340
Insulet Corp. (a)	25,635	1,315,332
Integra LifeSciences Holdings Corp. (a)	27,661	1,507,801
Intersect ENT, Inc. (a)	11,894	332,437
Invacare Corp.	15,395	203,214
K2M Group Holdings, Inc. (a)	18,324	446,373
Landauer, Inc.	4,168	217,986
LeMaitre Vascular, Inc.	6,924	216,167
LivaNova PLC (a)	22,130	1,354,577
Meridian Bioscience, Inc.	18,923	298,037
Merit Medical Systems, Inc. (a)	22,307	851,012
NanoString Technologies, Inc. (a)	7,823	129,392
Neogen Corp. (a)	16,430	1,135,477
NuVasive, Inc. (a)	22,765	1,751,084
Ocular Therapeutix, Inc. (a)(b)	10,651	98,735
OraSure Technologies, Inc. (a)	25,769	444,773
Orthofix International NV (a)	7,991	371,422
Owens & Minor, Inc.	27,897	898,004
Quidel Corp. (a)	12,823	348,016
Sientra, Inc. (a)	5,511	53,567
Staar Surgical Co. (a)	18,254	197,143
SurModics, Inc. (a)	6,031	169,773
Utah Medical Products, Inc.	1,547	112,003
ViewRay, Inc. (a)(b)	12,853	83,159
Wright Medical Group NV (a)	47,572	1,307,754

		21,918,559
Medical Equipment — 1.1%
Abaxis, Inc.	9,950	527,549
Accuray, Inc. (a)	36,365	172,734
Analogic Corp.	5,680	412,652
ConforMIS, Inc. (a)	17,499	75,071
Corindus Vascular Robotics, Inc. (a)(b)	34,963	65,031
Fluidigm Corp. (a)	12,155	49,106
FONAR Corp. (a)	2,704	75,036
Glaukos Corp. (a)	13,078	542,345
Haemonetics Corp. (a)	24,069	950,485
iRhythm Technologies, Inc. (a)	6,214	264,033
Lantheus Holdings, Inc. (a)	12,000	211,800
Luminex Corp.	18,303	386,559
Masimo Corp. (a)	20,220	1,843,659
Natus Medical, Inc. (a)	14,843	553,644
Nevro Corp. (a)	12,675	943,400
NxStage Medical, Inc. (a)	29,860	748,590
Obalon Therapeutics, Inc. (a)	3,687	36,538
Oxford Immunotec Global PLC (a)	10,346	174,020
Quotient Ltd. (a)	11,099	81,689
Spectranetics Corp. (a)	19,595	752,448
Tactile Systems Technology, Inc. (a)	4,004	114,434
Varex Imaging Corp. (a)	17,054	576,425
Viveve Medical, Inc. (a)	6,359	45,658

		9,602,906

Common Stocks	Shares	Value
Medical Services — 0.2%
PAREXEL International Corp. (a)	22,641	$1,967,729
Metal Fabricating — 0.8%
Advanced Drainage Systems, Inc.	16,165	324,917
Ampco-Pittsburgh Corp.	4,162	61,390
DMC Global, Inc.	6,241	81,757
The Eastern Co.	2,289	68,784
Global Brass & Copper Holdings, Inc.	10,064	307,455
Haynes International, Inc.	5,488	199,269
Lawson Products, Inc. (a)	2,971	65,808
LB Foster Co., Class A	3,296	70,699
MRC Global, Inc. (a)	40,976	676,924
Mueller Industries, Inc.	25,834	786,645
Mueller Water Products, Inc., Series A	70,828	827,271
NN, Inc.	12,578	345,266
Northwest Pipe Co. (a)	3,866	62,861
RBC Bearings, Inc. (a)	10,578	1,076,417
Rexnord Corp. (a)	47,568	1,105,956
Worthington Industries, Inc.	19,367	972,611

		7,034,030
Metals & Minerals: Diversified — 0.8%
Cliffs Natural Resources, Inc. (a)	136,752	946,324
Commercial Metals Co.	52,862	1,027,109
Compass Minerals International, Inc.	15,486	1,011,236
Ferroglobe PLC (d)	23,038	—
Hecla Mining Co.	174,492	889,909
Materion Corp.	8,848	330,915
Minerals Technologies, Inc.	15,985	1,170,102
Oil-Dri Corp. of America	2,244	94,270
Ring Energy, Inc. (a)	21,227	275,951
SunCoke Energy, Inc. (a)	29,149	317,724
U.S. Silica Holdings, Inc.	37,363	1,326,013
United States Lime & Minerals, Inc.	648	50,849

		7,440,402
Office Supplies & Equipment — 0.5%
ACCO Brands Corp. (a)	49,270	573,996
Eastman Kodak Co. (a)	7,224	65,738
Electronics for Imaging, Inc. (a)	21,020	995,928
Essendant, Inc.	17,306	256,648
Herman Miller, Inc.	27,220	827,488
HNI Corp.	20,137	802,862
Kimball International, Inc., Class B	16,355	272,965
Knoll, Inc.	22,061	442,323
Steelcase, Inc., Class A	39,240	549,360

		4,787,308
Offshore Drilling & Other Services — 0.1%
Atwood Oceanics, Inc. (a)	34,935	284,720
Diamond Offshore Drilling, Inc. (a)(b)	29,316	317,493
Noble Corp. PLC	110,313	399,333
SEACOR Marine Holdings, Inc. (a)	7,045	143,436
Seadrill Ltd. (a)	1,755	633

		1,145,615
Oil Well Equipment & Services — 1.0%
Basic Energy Services, Inc. (a)	7,712	192,029
C&J Energy Services, Inc. (a)	21,093	722,857
Dril-Quip, Inc. (a)	17,263	842,434
Ensco PLC, Class A	139,804	721,389
Fairmount Santrol Holdings, Inc. (a)(b)	70,572	275,231
Flotek Industries, Inc. (a)	26,281	234,952
Forum Energy Technologies, Inc. (a)	31,675	494,130
Frank’s International NV	21,672	179,661
Gulf Island Fabrication, Inc.	5,546	64,334
Helix Energy Solutions Group, Inc. (a)	65,361	368,636
Independence Contract Drilling, Inc. (a)	15,362	59,758

See Notes to Financial Statements.

52	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Oil Well Equipment & Services (continued)
Keane Group, Inc. (a)	13,601	$217,616
Key Energy Services, Inc. (a)	4,387	84,406
Mammoth Energy Services, Inc. (a)	3,974	73,916
Matrix Service Co. (a)	12,124	113,359
McDermott International, Inc. (a)	129,367	927,561
Natural Gas Services Group, Inc. (a)	5,591	138,936
NCS Multistage Holdings, Inc. (a)	4,964	124,994
Newpark Resources, Inc. (a)	39,856	292,942
Oil States International, Inc. (a)	23,544	639,220
Parker Drilling Co. (a)	60,231	81,312
ProPetro Holding Corp. (a)	11,373	158,767
RigNet, Inc. (a)	6,327	101,548
Rowan Cos. PLC, Class A (a)	53,507	547,912
SEACOR Holdings, Inc. (a)	7,528	258,210
Select Energy Services, Inc. (a)	1,629	19,792
Smart Sand, Inc. (a)	9,473	84,404
Solaris Oilfield Infrastructure, Inc., Class A (a)	4,282	49,372
Superior Energy Services, Inc. (a)	68,928	718,919
Tesco Corp. (a)	18,800	83,660
TETRA Technologies, Inc. (a)	52,521	146,534
Willbros Group, Inc. (a)	16,055	39,656

		9,058,447
Oil, Gas & Consumable Fuels — 0.2%
Archrock, Inc.	32,290	368,106
Ardmore Shipping Corp.	12,229	99,666
CARBO Ceramics, Inc. (a)	9,379	64,246
DHT Holdings, Inc.	36,206	150,255
Dorian LPG Ltd. (a)	9,832	80,426
Exterran Corp. (a)	14,377	383,866
Frontline Ltd.	34,658	198,590
Gastar Exploration, Inc. (a)	79,081	73,229
Navios Maritime Acquisition Corp.	49,984	73,476
Pacific Ethanol, Inc. (a)	18,342	114,638
Plug Power, Inc. (a)	101,213	206,475

		1,812,973
Oil: Crude Producers — 1.3%
Abraxas Petroleum Corp. (a)	69,562	112,690
Approach Resources, Inc. (a)	18,085	60,947
Bill Barrett Corp. (a)	35,262	108,254
Bonanza Creek Energy, Inc. (a)	9,092	288,307
California Resources Corp. (a)	19,674	168,213
Callon Petroleum Co. (a)	92,418	980,555
Carrizo Oil & Gas, Inc. (a)	28,764	501,069
Contango Oil & Gas Co. (a)	12,085	80,244
CVR Energy, Inc.	7,450	162,112
Denbury Resources, Inc. (a)	186,898	285,954
Earthstone Energy, Inc. (a)	3,908	39,119
Eclipse Resources Corp. (a)	38,479	110,050
Energy XXI Gulf Coast, Inc. (a)	13,671	253,871
Evolution Petroleum Corp.	12,964	105,008
Halcon Resources Corp. (a)	26,982	122,498
Isramco, Inc. (a)	229	26,198
Jagged Peak Energy, Inc. (a)	15,456	206,338
Jones Energy, Inc., Class A (a)(b)	26,962	43,139
Lilis Energy, Inc. (a)(b)	18,959	92,899
Midstates Petroleum Co., Inc. (a)	5,546	70,268
Oasis Petroleum, Inc. (a)	108,924	876,838
ONE Gas, Inc.	23,594	1,647,097
Overseas Shipholding Group, Inc., Class A (a)	20,180	53,679
Panhandle Oil and Gas, Inc., Class A	7,713	178,170
PDC Energy, Inc. (a)	30,234	1,303,388
Penn Virginia Corp. (a)	6,579	241,778
Resolute Energy Corp. (a)	9,998	297,641
Rosehill Resources, Inc. (a)	2,024	16,880
Sanchez Energy Corp. (a)(b)	21,518	154,499

Common Stocks	Shares	Value
Oil: Crude Producers (continued)
SandRidge Energy, Inc. (a)	15,782	$271,608
SilverBow Resources, Inc. (a)	3,374	88,264
SRC Energy, Inc. (a)	91,936	618,729
Stone Energy Corp. (a)	8,687	159,667
Tellurian, Inc. (a)(b)	25,303	253,789
Ultra Petroleum Corp. (a)	89,015	965,813
Unit Corp. (a)	24,233	453,884
W&T Offshore, Inc. (a)	42,258	82,826
WildHorse Resource Development Corp. (a)	8,862	109,623

		11,591,906
Oil: Refining & Marketing — 0.2%
Adams Resources & Energy, Inc.	973	39,971
Alon USA Energy, Inc.	14,818	197,376
Clean Energy Fuels Corp. (a)	60,456	153,558
Delek U.S. Holdings, Inc.	27,984	739,897
Par Pacific Holdings, Inc. (a)	14,701	265,206
Renewable Energy Group, Inc. (a)	17,194	222,662
Trecora Resources (a)	9,061	101,936

		1,720,606
Paints & Coatings — 0.3%
Chase Corp.	3,199	341,333
Ferro Corp. (a)	38,817	709,963
HB Fuller Co.	23,185	1,184,986
Kronos Worldwide, Inc.	10,124	184,459

		2,420,741
Paper — 0.3%
Clearwater Paper Corp. (a)	7,432	347,446
KapStone Paper and Packaging Corp.	39,888	822,889
Neenah Paper, Inc.	7,530	604,282
PH Glatfelter Co.	20,438	399,359
Schweitzer-Mauduit International, Inc.	14,201	528,703
Verso Corp., Class A (a)	15,879	74,473

		2,777,152
Personal Care — 0.1%
Orchids Paper Products Co.	3,837	49,689
USANA Health Sciences, Inc. (a)	5,267	337,615
WD-40 Co.	6,246	689,246

		1,076,550
Pharmaceuticals — 2.5%
Abeona Therapeutics, Inc. (a)(b)	9,793	62,675
Achaogen, Inc. (a)	13,169	286,162
Achillion Pharmaceuticals, Inc. (a)	54,156	248,576
Aclaris Therapeutics, Inc. (a)	9,047	245,355
Adamas Pharmaceuticals, Inc. (a)	6,938	121,346
Aerie Pharmaceuticals, Inc. (a)	13,899	730,392
Amphastar Pharmaceuticals, Inc. (a)	16,947	302,673
Aratana Therapeutics, Inc. (a)	17,810	128,766
Biospecifics Technologies Corp. (a)	2,573	127,389
Cambrex Corp. (a)	14,814	885,137
Cempra, Inc. (a)	22,239	102,299
Chimerix, Inc. (a)	21,430	116,794
Conatus Pharmaceuticals, Inc. (a)	11,640	67,046
Concert Pharmaceuticals, Inc. (a)	8,801	122,774
Corcept Therapeutics, Inc. (a)	41,479	489,452
Corvus Pharmaceuticals, Inc. (a)	3,295	39,870
Depomed, Inc. (a)	26,182	281,195
Durect Corp. (a)	64,677	100,896
Eagle Pharmaceuticals, Inc. (a)	3,797	299,545
Enanta Pharmaceuticals, Inc. (a)	7,082	254,810
Esperion Therapeutics, Inc. (a)	7,045	326,043
Heska Corp. (a)	2,971	303,250
Horizon Pharma PLC (a)	74,534	884,719
Immune Design Corp. (a)	7,129	69,508

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	53

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Impax Laboratories, Inc. (a)	33,984	$547,142
Innoviva, Inc. (a)	34,790	445,312
Intra-Cellular Therapies, Inc. (a)	15,775	195,926
Ironwood Pharmaceuticals, Inc. (a)	61,309	1,157,514
Kite Pharma, Inc. (a)	21,808	2,260,835
La Jolla Pharmaceutical Co. (a)	8,097	241,048
Lannett Co., Inc. (a)	13,223	269,749
Medicines Co. (a)	31,599	1,201,078
MyoKardia, Inc. (a)	7,514	98,433
Otonomy, Inc. (a)	12,475	235,154
Pacira Pharmaceuticals, Inc. (a)	17,884	853,067
Paratek Pharmaceuticals, Inc. (a)	10,602	255,508
Portola Pharmaceuticals, Inc. (a)	22,647	1,272,082
Prestige Brands Holdings, Inc. (a)	23,393	1,235,384
Radius Health, Inc. (a)	16,981	768,051
Reata Pharmaceuticals, Inc., Class A (a)	3,786	119,789
Revance Therapeutics, Inc. (a)	10,538	278,203
Sciclone Pharmaceuticals, Inc. (a)	24,340	267,740
Spectrum Pharmaceuticals, Inc. (a)	33,557	250,000
Supernus Pharmaceuticals, Inc. (a)	21,612	931,477
Syndax Pharmaceuticals, Inc. (a)	3,693	51,591
Teligent, Inc. (a)	18,403	168,387
TG Therapeutics, Inc. (a)	21,932	220,417
TherapeuticsMD, Inc. (a)(b)	70,628	372,210
Theravance Biopharma, Inc. (a)	19,014	757,518
Ultragenyx Pharmaceutical, Inc. (a)	18,102	1,124,315
Voyager Therapeutics, Inc. (a)	5,909	52,945
Zogenix, Inc. (a)	11,452	166,054
Zynerba Pharmaceuticals, Inc. (a)	5,006	84,952

		22,478,553
Photography — 0.0%
GoPro, Inc., Class A (a)(b)	49,202	400,012
Plastics — 0.2%
A. Schulman, Inc.	12,763	408,416
Core Molding Technologies, Inc. (a)	3,068	66,299
Ply Gem Holdings, Inc. (a)	9,966	178,890
Trinseo SA	19,621	1,347,963

		2,001,568
Power Transmission Equipment — 0.3%
Advanced Energy Industries, Inc. (a)	18,008	1,164,938
Generac Holdings, Inc. (a)	28,027	1,012,615
Maxwell Technologies, Inc. (a)	14,846	88,928
Powell Industries, Inc.	4,127	132,023
Vicor Corp. (a)	7,166	128,271

		2,526,775
Printing & Copying Services — 0.2%
Casella Waste Systems, Inc., Class A (a)	18,077	296,643
Cimpress NV (a)	11,437	1,081,140

		1,377,783
Producer Durables: Miscellaneous — 0.0%
Advanced Disposal Services, Inc. (a)	11,510	261,623
Park-Ohio Holdings Corp.	3,973	151,371

		412,994
Production Technology Equipment — 0.8%
Axcelis Technologies, Inc. (a)	13,668	286,345
Brooks Automation, Inc.	31,185	676,403
Cohu, Inc.	11,983	188,612
CyberOptics Corp. (a)	3,022	62,404
Electro Scientific Industries, Inc. (a)	14,907	122,834
Entegris, Inc. (a)	64,515	1,416,104
Ichor Holdings Ltd. (a)	5,179	104,409
MKS Instruments, Inc.	24,217	1,629,804
Nanometrics, Inc. (a)	11,041	279,227

Common Stocks	Shares	Value
Production Technology Equipment (continued)
Photronics, Inc. (a)	30,775	$289,285
Rudolph Technologies, Inc. (a)	14,375	328,469
Ultra Clean Holdings, Inc. (a)	14,970	280,687
Veeco Instruments, Inc. (a)	21,782	606,629
Xperi Corp.	22,414	667,937

		6,939,149
Publishing — 0.4%
Daily Journal Corp. (a)	491	101,283
Eros International PLC (a)	12,300	140,835
Meredith Corp.	18,055	1,073,370
New Media Investment Group, Inc.	23,762	320,312
New York Times Co., Class A	57,289	1,014,015
Scholastic Corp.	12,914	562,921
Time, Inc.	45,993	660,000

		3,872,736
Radio & TV Broadcasters — 0.6%
Beasley Broadcasting Group, Inc., Class A	2,179	21,354
Central European Media Enterprises Ltd., Class A (a)	37,368	149,472
Entercom Communications Corp., Class A (b)	13,781	142,633
Entravision Communications Corp., Class A	29,432	194,251
Gannett Co., Inc.	52,805	460,460
Gray Television, Inc. (a)	29,310	401,547
Liberty Braves Group, Class A (a)	4,386	104,782
Liberty Braves Group, Class C (a)	15,977	382,969
MSG Networks, Inc., Class A (a)	27,505	617,487
Nexstar Media Group, Inc., Class A	20,032	1,197,914
Saga Communications, Inc., Class A	1,726	78,964
Salem Media Group, Inc., Class A	6,171	43,814
Sinclair Broadcast Group, Inc., Class A	33,058	1,087,608
Townsquare Media, Inc. (a)	4,998	51,180
TRONC, Inc. (a)	9,300	119,877

		5,054,312
Railroad Equipment — 0.1%
American Railcar Industries, Inc.	3,634	139,182
FreightCar America, Inc.	5,947	103,418
Greenbrier Cos., Inc.	12,762	590,243

		832,843
Real Estate — 0.3%
AV Homes, Inc. (a)	5,723	114,746
Consolidated-Tomoka Land Co.	1,862	106,041
Forestar Group, Inc. (a)	11,262	193,143
HFF, Inc., Class A	17,040	592,481
Kennedy-Wilson Holdings, Inc.	38,879	740,645
RMR Group, Inc., Class A	3,275	159,329
St. Joe Co. (a)	21,237	398,194
Stratus Properties, Inc.	3,011	88,523
Tejon Ranch Co. (a)	6,703	138,350
Trinity Place Holdings, Inc. (a)	8,745	62,177

		2,593,629
Real Estate Investment Trusts (REITs) — 7.4%
Acadia Realty Trust	38,325	1,065,435
AG Mortgage Investment Trust, Inc.	10,816	197,933
Agree Realty Corp.	11,504	527,688
Alexander & Baldwin, Inc.	21,228	878,415
Alexander’s, Inc.	958	403,759
Altisource Residential Corp.	23,553	304,776
American Assets Trust, Inc.	18,615	733,245
Anworth Mortgage Asset Corp.	35,109	211,005
Apollo Commercial Real Estate Finance, Inc.	41,006	760,661
Ares Commercial Real Estate Corp.	14,378	188,208
Armada Hoffler Properties, Inc.	20,969	271,549
ARMOUR Residential REIT, Inc.	15,608	390,200
Ashford Hospitality Prime, Inc.	14,359	147,754

See Notes to Financial Statements.

54	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Ashford Hospitality Trust, Inc.	36,726	$223,294
Bluerock Residential Growth REIT, Inc.	12,503	161,164
Capstead Mortgage Corp.	43,648	455,249
Care Capital Properties, Inc.	25,076	669,529
CareTrust REIT, Inc.	33,146	614,527
Catchmark Timber Trust, Inc., Class A	17,593	200,032
CBL & Associates Properties, Inc.	77,139	650,282
Cedar Realty Trust, Inc.	40,214	195,038
Chatham Lodging Trust	16,250	326,462
Cherry Hill Mortgage Investment Corp.	6,910	127,628
Chesapeake Lodging Trust	26,757	654,744
City Office REIT, Inc.	14,332	182,016
Clipper Realty, Inc.	7,417	91,526
Colony Starwood Homes	45,588	1,564,124
Community Healthcare Trust, Inc.	6,408	163,981
CorEnergy Infrastructure Trust, Inc.	6,000	201,540
Cousins Properties, Inc.	192,041	1,688,040
CYS Investments, Inc.	71,626	602,375
DiamondRock Hospitality Co.	92,635	1,014,353
Dynex Capital, Inc.	23,654	167,943
Easterly Government Properties, Inc.	17,380	364,111
EastGroup Properties, Inc.	15,123	1,267,307
Education Realty Trust, Inc.	33,113	1,283,129
Ellington Residential Mortgage REIT	4,505	66,043
Farmland Partners, Inc.	14,877	133,000
FelCor Lodging Trust, Inc.	60,841	438,664
First Industrial Realty Trust, Inc.	53,265	1,524,444
First Potomac Realty Trust	28,218	313,502
Four Corners Property Trust, Inc.	28,346	711,768
Franklin Street Properties Corp.	49,173	544,837
Geo Group, Inc.	55,927	1,653,761
Getty Realty Corp.	12,617	316,687
Gladstone Commercial Corp.	11,756	256,163
Global Medical REIT, Inc.	7,449	66,594
Global Net Lease, Inc.	31,793	707,076
Government Properties Income Trust	17,876	327,310
Gramercy Property Trust	68,236	2,027,292
Great Ajax Corp.	8,971	125,415
Healthcare Realty Trust, Inc.	52,491	1,792,568
Hersha Hospitality Trust	19,133	354,152
Independence Realty Trust, Inc.	24,819	244,964
InfraREIT, Inc.	20,301	388,764
Invesco Mortgage Capital, Inc.	50,643	846,245
Investors Real Estate Trust	57,418	356,566
iStar, Inc. (a)	33,025	397,621
Jernigan Capital, Inc.	4,667	102,674
Kite Realty Group Trust	37,222	704,612
KKR Real Estate Finance Trust, Inc.	4,706	101,179
LaSalle Hotel Properties	51,064	1,521,707
Lexington Realty Trust	95,704	948,427
LTC Properties, Inc.	17,842	916,900
Mack-Cali Realty Corp.	39,570	1,073,930
MedEquities Realty Trust, Inc.	12,813	161,700
Monmouth Real Estate Investment Corp.	32,988	496,469
Monogram Residential Trust, Inc.	79,189	768,925
MTGE Investment Corp.	22,042	414,390
National Health Investors, Inc.	18,140	1,436,688
National Storage Affiliates Trust	20,805	480,804
New Senior Investment Group, Inc.	34,807	349,810
New York Mortgage Trust, Inc.	47,648	296,371
NexPoint Residential Trust, Inc.	8,343	207,657
NorthStar Realty Europe Corp.	25,248	320,145
One Liberty Properties, Inc.	7,460	174,788
Orchid Island Capital, Inc. (b)	14,507	143,039
Owens Realty Mortgage, Inc.	4,942	83,816
Parkway, Inc.	19,906	455,648
Pebblebrook Hotel Trust	30,327	977,742

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Pennsylvania Real Estate Investment Trust	33,137	$375,111
PennyMac Mortgage Investment Trust (c)	24,352	445,398
Physicians Realty Trust	69,164	1,392,963
Potlatch Corp.	18,686	853,950
Preferred Apartment Communities, Inc., Class A	15,006	236,344
PS Business Parks, Inc.	8,965	1,186,876
QTS Realty Trust, Inc., Class A	21,609	1,130,799
Quality Care Properties, Inc. (a)	43,128	789,674
RAIT Financial Trust	22,437	49,137
Ramco-Gershenson Properties Trust	34,888	450,055
Redwood Trust, Inc.	36,261	617,887
Resource Capital Corp.	13,115	133,380
Retail Opportunity Investments Corp.	50,190	963,146
Rexford Industrial Realty, Inc.	30,592	839,444
RLJ Lodging Trust	56,712	1,126,867
Sabra Health Care REIT, Inc.	29,996	722,904
Saul Centers, Inc.	5,220	302,656
Select Income REIT	27,953	671,711
Seritage Growth Properties, Class A (b)	11,789	494,549
STAG Industrial, Inc.	41,354	1,141,370
Summit Hotel Properties, Inc.	47,300	882,145
Sunstone Hotel Investors, Inc.	99,583	1,605,278
Sutherland Asset Management Corp.	8,859	131,556
Terreno Realty Corp.	22,580	760,043
Tier REIT, Inc.	22,171	409,720
UMH Properties, Inc.	13,014	221,889
Universal Health Realty Income Trust	5,544	440,970
Urban Edge Properties	44,895	1,065,358
Urstadt Biddle Properties, Inc., Class A	7,066	139,907
Washington Prime Group, Inc.	87,817	735,028
Washington Real Estate Investment Trust	35,626	1,136,469
Western Asset Mortgage Capital Corp.	16,160	166,448
Whitestone REIT	16,836	206,241
Xenia Hotels & Resorts, Inc.	49,108	951,222

		67,456,374
Real Estate Management & Development — 0.0%
Maui Land & Pineapple Co., Inc. (a)	3,014	61,184
Transcontinental Realty Investors, Inc. (a)(b)	670	18,016

		79,200
Recreational Vehicles & Boats — 0.2%
Camping World Holdings, Inc., Class A	5,671	174,950
LCI Industries	10,597	1,085,133
Malibu Boats, Inc. (a)	8,424	217,929
Marine Products Corp.	3,962	61,847
MCBC Holdings, Inc. (a)	8,537	166,898
Winnebago Industries, Inc.	14,267	499,345

		2,206,102
Rental & Leasing Services: Consumer — 0.2%
Avis Budget Group, Inc. (a)	34,368	937,215
Hertz Global Holdings, Inc. (a)	24,893	286,270
Rent-A-Center, Inc.	19,928	233,556

		1,457,041
Restaurants — 1.9%
Biglari Holdings, Inc. (a)	468	187,078
BJ’s Restaurants, Inc. (a)	9,545	355,551
Bloomin’ Brands, Inc.	45,657	969,298
Bob Evans Farms, Inc.	8,967	644,100
Bojangles’, Inc. (a)	7,670	124,638
Brinker International, Inc.	22,686	864,337
Buffalo Wild Wings, Inc. (a)	6,758	856,239
Carrols Restaurant Group, Inc. (a)	15,198	186,175
Cheesecake Factory, Inc.	20,489	1,030,597
Cracker Barrel Old Country Store, Inc.	8,704	1,455,744
Dave & Buster’s Entertainment, Inc. (a)	18,963	1,261,229

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	55

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Restaurants (continued)
Del Taco Restaurants, Inc. (a)	14,886	$204,682
Denny’s Corp. (a)	32,342	380,665
DineEquity, Inc.	8,117	357,554
El Pollo Loco Holdings, Inc. (a)	9,108	126,146
Ellie Mae, Inc. (a)	15,232	1,674,149
Fiesta Restaurant Group, Inc. (a)	11,798	243,629
Fogo De Chao, Inc. (a)	3,947	54,863
Habit Restaurants, Inc., Class A (a)	8,931	141,110
J Alexander’s Holdings, Inc. (a)	5,966	73,084
Jack in the Box, Inc.	14,326	1,411,111
Nathan’s Famous, Inc. (a)	1,435	90,405
Noodles & Co. (a)	3,790	14,781
Papa John’s International, Inc.	12,490	896,282
Potbelly Corp. (a)	10,230	117,645
Red Robin Gourmet Burgers, Inc. (a)	6,017	392,609
Ruby Tuesday, Inc. (a)	30,437	61,178
Ruth’s Hospitality Group, Inc.	13,963	303,695
Shake Shack, Inc., Class A (a)	10,060	350,893
Sonic Corp.	19,295	511,125
Texas Roadhouse, Inc.	30,204	1,538,894
Wingstop, Inc.	13,547	418,602
Zoe’s Kitchen, Inc. (a)	8,985	107,011

		17,405,099
Scientific Instruments: Control & Filter — 0.4%
Brady Corp., Class A	21,399	725,426
CIRCOR International, Inc.	7,711	457,879
Energy Recovery, Inc. (a)	16,214	134,414
ESCO Technologies, Inc.	11,465	683,887
Gorman-Rupp Co.	8,242	209,924
NAPCO Security Technologies, Inc. (a)	4,663	43,832
Sun Hydraulics Corp.	10,811	461,305
Thermon Group Holdings, Inc. (a)	14,428	276,585
Watts Water Technologies, Inc., Class A	11,764	743,485

		3,736,737
Scientific Instruments: Electrical — 0.6%
Allied Motion Technologies, Inc.	3,032	82,531
Atkore International Group, Inc. (a)	15,029	338,904
AZZ, Inc.	11,830	660,114
EnerSys	19,192	1,390,460
Franklin Electric Co., Inc.	19,764	818,230
Littelfuse, Inc.	10,041	1,656,765
Preformed Line Products Co.	1,268	58,861

		5,005,865
Scientific Instruments: Gauges & Meters — 0.2%
Badger Meter, Inc.	12,860	512,471
FARO Technologies, Inc. (a)	7,397	279,607
Itron, Inc. (a)	15,589	1,056,155
Mesa Laboratories, Inc.	1,487	213,102
Vishay Precision Group, Inc. (a)	4,664	80,687

		2,142,022
Scientific Instruments: Pollution Control — 0.3%
Ceco Environmental Corp.	13,666	125,454
Covanta Holding Corp.	53,639	708,035
Darling Ingredients, Inc. (a)	74,699	1,175,762
Heritage-Crystal Clean, Inc. (a)	5,913	94,017
Hudson Technologies, Inc. (a)	16,395	138,538
Team, Inc. (a)	13,253	310,783
U.S. Ecology, Inc.	9,929	501,414

		3,054,003
Securities Brokerage & Services — 0.1%
Gain Capital Holdings, Inc.	17,050	106,222
INTL. FCStone, Inc. (a)	7,346	277,385
Investment Technology Group, Inc.	10,047	213,398

Common Stocks	Shares	Value
Securities Brokerage & Services (continued)
Ladenburg Thalmann Financial Services, Inc. (a)	53,201	$129,810
Virtu Financial, Inc., Class A	12,017	212,100

		938,915
Semiconductors & Components — 1.9%
Acacia Communications, Inc. (a)	8,435	349,799
Alpha & Omega Semiconductor Ltd. (a)	8,579	143,012
Amkor Technology, Inc. (a)	47,287	461,994
AXT, Inc. (a)	16,406	104,178
CEVA, Inc. (a)	9,894	449,682
Cirrus Logic, Inc. (a)	28,950	1,815,744
Cree, Inc. (a)	44,338	1,092,932
Diodes, Inc. (a)	17,413	418,434
DSP Group, Inc. (a)	9,612	111,499
Emcore Corp.	8,298	88,374
FormFactor, Inc. (a)	32,704	405,530
Inphi Corp. (a)	19,296	661,853
Integrated Device Technology, Inc. (a)	60,928	1,571,333
IXYS Corp.	11,133	183,138
Kopin Corp. (a)	30,444	112,947
Lattice Semiconductor Corp. (a)	55,830	371,828
MACOM Technology Solutions Holdings, Inc. (a)	18,508	1,032,191
MaxLinear, Inc., Class A (a)	27,600	769,764
Monolithic Power Systems, Inc.	17,775	1,713,510
Pixelworks, Inc. (a)	12,700	58,293
Power Integrations, Inc.	13,003	947,919
Rambus, Inc. (a)	50,483	577,021
Semtech Corp. (a)	29,687	1,061,310
Sigma Designs, Inc. (a)	16,298	95,343
Silicon Laboratories, Inc. (a)	19,133	1,307,741
Vishay Intertechnology, Inc.	61,873	1,027,092

		16,932,461
Semiconductors & Semiconductor Equipment — 0.1%
Ambarella, Inc. (a)	14,731	715,190
Xcerra Corp. (a)	23,827	232,790

		947,980
Shipping — 0.4%
Eagle Bulk Shipping, Inc. (a)(b)	15,653	74,039
GasLog Ltd.	19,016	289,994
Genco Shipping & Trading Ltd. (a)	2,797	26,487
Gener8 Maritime, Inc. (a)	21,215	120,713
Golar LNG Ltd.	43,829	975,195
International Seaways, Inc. (a)	13,191	285,849
Matson, Inc.	19,801	594,822
Navios Maritime Holdings, Inc. (a)	36,460	49,950
Nordic American Tankers Ltd. (b)	45,920	291,133
Safe Bulkers, Inc. (a)	20,392	46,698
Scorpio Tankers, Inc.	76,802	304,904
Ship Finance International Ltd.	27,612	375,523
Teekay Corp. (b)	24,888	166,003
Teekay Tankers Ltd., Class A	59,270	111,428

		3,712,738
Software — 0.5%
Actua Corp. (a)	13,922	195,604
Castlight Health, Inc., Class B (a)	27,805	115,391
Five9, Inc. (a)	23,785	511,853
Gigamon, Inc. (a)	16,550	651,242
Instructure, Inc. (a)	9,579	282,581
MobileIron, Inc. (a)	24,436	147,838
Model N, Inc. (a)	10,306	137,070
Park City Group, Inc. (a)	6,159	74,832
Paycom Software, Inc. (a)	22,157	1,515,760
pdvWireless, Inc. (a)	4,592	106,994
Qualys, Inc. (a)	14,334	584,827

See Notes to Financial Statements.

56	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Software (continued)
Rubicon Project, Inc. (a)	19,606	$100,775

		4,424,767
Specialty Retail — 2.1%
1-800-Flowers.com, Inc., Class A (a)	12,727	124,088
Aaron’s, Inc.	28,253	1,099,042
Abercrombie & Fitch Co., Class A	31,993	397,993
America’s Car-Mart, Inc. (a)	3,312	128,837
American Eagle Outfitters, Inc.	74,026	892,013
Asbury Automotive Group, Inc. (a)	8,663	489,893
Ascena Retail Group, Inc. (a)	77,572	166,780
At Home Group, Inc. (a)	2,393	55,733
Barnes & Noble Education, Inc. (a)	18,259	194,093
Barnes & Noble, Inc.	28,903	219,663
Big 5 Sporting Goods Corp.	8,219	107,258
BMC Stock Holdings, Inc. (a)	29,779	650,671
Boot Barn Holdings, Inc. (a)(b)	6,587	46,636
Buckle, Inc.	12,854	228,801
Build-A-Bear Workshop, Inc. (a)	7,020	73,359
Caleres, Inc.	19,040	528,931
Carvana Co. (a)(b)	6,816	139,524
Cato Corp., Class A	11,435	201,142
Chico’s FAS, Inc.	59,678	562,167
Children’s Place, Inc.	7,847	801,179
Citi Trends, Inc.	5,932	125,877
Conn’s, Inc. (a)(b)	8,819	168,443
Container Store Group, Inc. (a)	8,931	52,872
DSW, Inc., Class A	29,950	530,115
Express, Inc. (a)	36,190	244,282
Finish Line, Inc., Class A	18,553	262,896
Five Below, Inc. (a)	24,543	1,211,688
Francesca’s Holdings Corp. (a)	16,380	179,197
FTD Cos., Inc. (a)	7,600	152,000
Genesco, Inc. (a)	8,639	292,862
GNC Holdings, Inc., Class A (b)	31,240	263,353
Group 1 Automotive, Inc.	9,291	588,306
Guess?, Inc.	27,096	346,287
Haverty Furniture Cos., Inc.	8,172	205,117
Hibbett Sports, Inc. (a)	9,643	200,092
J. Jill, Inc. (a)	4,905	60,282
Lands’ End, Inc. (a)(b)	6,127	91,292
Lithia Motors, Inc., Class A	10,626	1,001,288
Lumber Liquidators Holdings, Inc. (a)	12,931	324,051
MarineMax, Inc. (a)	11,927	233,173
Monro Muffler Brake, Inc.	14,402	601,283
Office Depot, Inc.	234,523	1,322,710
Party City Holdco, Inc. (a)	12,129	189,819
Pier 1 Imports, Inc.	36,822	191,106
Regis Corp. (a)	16,841	172,957
Shoe Carnival, Inc.	5,513	115,111
Shutterfly, Inc. (a)	15,694	745,465
Sonic Automotive, Inc., Class A	12,524	243,592
Sportsman’s Warehouse Holdings, Inc. (a)	17,734	95,764
Stamps.com, Inc. (a)	7,028	1,088,461
Systemax, Inc.	5,623	105,712
Tailored Brands, Inc.	22,372	249,672
Tilly’s, Inc., Class A	5,935	60,240
Vitamin Shoppe, Inc. (a)	9,461	110,221
Zumiez, Inc. (a)	8,868	109,520

		19,042,909
Steel — 0.4%
AK Steel Holding Corp. (a)	144,352	948,393
Allegheny Technologies, Inc.	49,549	842,829
Carbonite, Inc. (a)	11,411	248,760
Carpenter Technology Corp.	21,065	788,463
Handy & Harman Ltd. (a)	1,051	33,001

Common Stocks	Shares	Value
Steel (continued)
Olympic Steel, Inc.	3,934	$76,634
Ryerson Holding Corp. (a)	7,824	77,458
Schnitzer Steel Industries, Inc., Class A	12,017	302,828
Shiloh Industries, Inc. (a)	3,648	42,828
TimkenSteel Corp. (a)	18,358	282,162

		3,643,356
Technology: Miscellaneous — 0.3%
Apptio Inc., Class A (a)	8,031	139,338
Benchmark Electronics, Inc. (a)	22,935	740,801
CTS Corp.	15,070	325,512
Fabrinet (a)	16,631	709,478
Kimball Electronics, Inc. (a)	12,426	224,289
Plexus Corp. (a)	15,464	812,943

		2,952,361
Telecommunications Equipment — 0.5%
Akoustis Technologies, Inc. (a)(b)	3,421	29,899
Applied Optoelectronics, Inc. (a)(b)	8,465	523,052
CalAmp Corp. (a)	16,070	326,703
Clearfield, Inc. (a)	5,134	67,769
Knowles Corp. (a)	40,439	684,228
Oclaro, Inc. (a)	75,620	706,291
Ubiquiti Networks, Inc. (a)	10,611	551,454
Viavi Solutions, Inc. (a)	104,824	1,103,797
Vocera Communications, Inc. (a)	12,709	335,772

		4,328,965
Textile Products — 0.1%
Culp, Inc.	4,889	158,893
Interface, Inc.	28,216	554,444
Unifi, Inc. (a)	6,889	212,181

		925,518
Textiles Apparel & Shoes — 0.7%
Columbia Sportswear Co.	13,160	764,070
Crocs, Inc. (a)	33,191	255,903
Deckers Outdoor Corp. (a)	14,459	986,971
Delta Apparel, Inc. (a)	3,161	70,111
Fossil Group, Inc. (a)	20,824	215,528
G-III Apparel Group Ltd. (a)	20,062	500,547
Iconix Brand Group, Inc. (a)	23,088	159,538
Oxford Industries, Inc.	7,511	469,362
Perry Ellis International, Inc. (a)	6,177	120,204
Sequential Brands Group, Inc. (a)	20,385	81,336
Steven Madden Ltd. (a)	26,891	1,074,296
Superior Uniform Group, Inc.	3,754	83,902
Vera Bradley, Inc. (a)	8,681	84,900
Weyco Group, Inc.	2,961	82,553
Wolverine World Wide, Inc.	43,094	1,207,063

		6,156,284
Tobacco — 0.2%
Turning Point Brands, Inc. (a)	2,100	32,214
Universal Corp.	11,248	727,746
Vector Group Ltd.	42,897	914,564

		1,674,524
Transportation Miscellaneous — 0.2%
Costamare, Inc.	17,430	127,413
Echo Global Logistics, Inc. (a)	13,329	265,247
Hub Group, Inc., Class A (a)	14,860	569,881
Scorpio Bulkers, Inc. (a)	27,837	197,643
Textainer Group Holdings Ltd.	12,314	178,553
Wesco Aircraft Holdings, Inc. (a)	26,455	287,037

		1,625,774

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	57

Schedule of Investments (continued)	Master Small Cap Index Series

Common Stocks	Shares	Value
Truckers — 0.7%
ArcBest Corp.	11,700	$241,020
Covenant Transportation Group, Inc., Class A (a)	5,010	87,825
Daseke, Inc. (a)	8,532	94,961
Forward Air Corp.	13,680	728,871
FRP Holdings, Inc. (a)	3,064	141,404
Heartland Express, Inc.	21,494	447,505
Knight Transportation, Inc.	32,281	1,196,011
Marten Transport Ltd.	10,353	283,672
Roadrunner Transportation Systems, Inc. (a)	15,900	115,593
Saia, Inc. (a)	11,038	566,249
Schneider National, Inc., Class B	14,797	331,009
Swift Transportation Co. (a)	33,514	888,121
Universal Logistics Holdings, Inc.	4,040	60,600
Werner Enterprises, Inc.	21,604	634,077
YRC Worldwide, Inc. (a)	14,772	164,265

		5,981,183
Utilities: Electrical — 1.8%
ALLETE, Inc.	23,161	1,660,181
Atlantic Power Corp. (a)	55,048	132,115
Avista Corp.	29,529	1,253,801
Black Hills Corp.	24,595	1,659,425
El Paso Electric Co.	18,252	943,628
Genie Energy Ltd., Class B	7,011	53,424
IDACORP, Inc.	22,967	1,960,233
MGE Energy, Inc.	15,817	1,017,824
NorthWestern Corp.	22,370	1,365,017
NRG Yield, Inc., Class A	17,360	296,162
NRG Yield, Inc., Class C	28,290	497,904
Otter Tail Corp.	18,093	716,483
Pattern Energy Group, Inc.	32,163	766,766
PNM Resources, Inc.	36,210	1,385,033
Portland General Electric Co.	40,489	1,849,942
Spark Energy, Inc., Class A	5,319	99,997
Unitil Corp.	6,367	307,590

		15,965,525
Utilities: Gas Distributors — 1.0%
Chesapeake Utilities Corp.	7,194	539,190
Delta Natural Gas Co., Inc.	2,895	88,211
New Jersey Resources Corp.	38,880	1,543,536
Northwest Natural Gas Co.	12,948	774,938
RGC Resources, Inc.	2,365	67,000
South Jersey Industries, Inc.	35,997	1,230,017
Southwest Gas Holdings, Inc.	21,592	1,577,512
Spire, Inc.	21,717	1,514,761
WGL Holdings, Inc.	23,266	1,941,082

		9,276,247
Utilities: Miscellaneous — 0.1%
Ormat Technologies, Inc.	18,148	1,064,925
Utilities: Telecommunications — 1.2%
8x8, Inc. (a)	39,995	581,927
ATN International, Inc.	4,867	333,097
Boingo Wireless, Inc. (a)	15,988	239,180
Cincinnati Bell, Inc. (a)	19,778	386,660
Cogent Communications Holdings, Inc.	18,294	733,589
Consolidated Communications Holdings, Inc.	22,549	484,127
Fairpoint Communications, Inc. (a)	9,717	152,071
Frontier Communications Corp. (b)	537,020	622,943
General Communication, Inc., Class A (a)	12,042	441,219
Globalstar, Inc. (a)(b)	202,101	430,475
GTT Communications, Inc. (a)	14,192	449,177
Hawaiian Telcom Holdco, Inc. (a)	2,837	70,897
IDT Corp., Class B	8,131	116,842
Iridium Communications, Inc. (a)	39,094	431,989
j2 Global, Inc.	20,774	1,767,660

Common Stocks	Shares	Value
Utilities: Telecommunications (continued)
Lumos Networks Corp. (a)	10,046	$179,522
NeuStar, Inc., Class A (a)	5,171	172,453
ORBCOMM, Inc. (a)	30,383	343,328
Shenandoah Telecommunications Co.	21,100	647,770
Spok Holdings, Inc.	9,576	169,495
Straight Path Communications, Inc., Class B (a)	3,952	709,977
Vonage Holdings Corp. (a)	91,631	599,267
West Corp.	20,408	475,915
Windstream Holdings, Inc.	86,441	335,391

		10,874,971
Utilities: Water — 0.3%
American States Water Co.	16,416	778,283
AquaVenture Holdings Ltd. (a)	4,892	74,505
Artesian Resources Corp., Class A	3,330	125,341
California Water Service Group	21,522	792,010
Connecticut Water Service, Inc.	4,978	276,329
Consolidated Water Co. Ltd.	6,961	86,316
Global Water Resources, Inc.	3,965	39,253
Middlesex Water Co.	7,141	282,784
Pure Cycle Corp. (a)	6,131	47,515
SJW Corp.	7,448	366,293
York Water Co.	6,001	209,135

		3,077,764
Total Common Stocks — 96.9%		878,372,550

Investment Companies — 0.4%
iShares Russell 2000 ETF (c)	25,061	3,531,596

Other Interests — 0.0%	Investment Value (000)
Gerber Scientific, Inc. (d)	$13	129

Rights — 0.0%	Shares
Biotechnology — 0.0%
Dyax Corp., CVR (expires 12/31/19) (a)(d)	39,009	89,331
Total Long-Term Investments (Cost — $715,431,426) — 97.3%		881,993,606

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (c)(e)	10,483,769	10,483,769
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.29% (c)(e)(f)	11,407,711	11,411,133
Total Short-Term Securities (Cost — $21,895,529) — 2.4%		21,894,902
Total Investments (Cost — $737,326,955) — 99.7%		903,888,508
Other Assets Less Liabilities — 0.3%		2,820,813

Net Assets — 100.0%		$906,709,321

See Notes to Financial Statements.

58	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Schedule of Investments (continued)	Master Small Cap Index Series

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	During the period ended June 30, 2017, investments in issuers considered to be affiliates of the Series for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Investment Value Held at December 31, 2016	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	$11,407,711	[1]	—	$11,407,711	$11,411,133	$471,624	[2]	—	$(627)
BlackRock Liquidity Funds, T-Fund, Institutional Class	37,279,916	—		(26,796,147)[3]	10,483,769	10,483,769	48,146		—	—
PennyMac Financial Services, Inc.	3,162	—		—	3,162	52,805	—		—	158
PennyMac Mortgage Investment Trust	22,641	1,711		—	24,352	445,398	11,445		—	45,930
SL Liquidity Series, LLC, Money Market Series	$8,714,553	—		$(8,714,553)[3]	—	—	—		$1,735	(580)
iShares Russell 2000 ETF	—	337,962		(312,901)	25,061	3,531,596	2,110		(249,566)	88,382
Total						$25,924,701	$533,325		$(247,831)	$133,263

[1] Represents net shares/investment purchased.

[2]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[3] Represents net shares/investment value sold.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	Current yield as of period end.

(f)	All or a portion of security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
40	Russell 2000 E-Mini Index	September 2017	$2,828,600	$8,009

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$8,009	—	—	—	$8,009

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:
Futures contracts		—	—	$745,896	—	—	—	$745,896
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	$74,240	—	—	—	$74,240

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,875,300

For more information about the Series’ investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	59

Schedule of Investments (concluded)	Master Small Cap Index Series

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:[1]
Common Stocks	$878,170,965	$201,585	—	$878,372,550
Investment Companies	3,531,596	—	—	3,531,596
Other Interests	—	—	$129	129
Rights	—	—	89,331	89,331
Short-Term Securities	21,894,902	—	—	21,894,902

Total	$903,597,463	$201,585	$89,460	$903,888,508

Derivative Financial Instruments[2]
Assets:
Equity contracts	$8,009	—	—	$8,009
[1] See above Schedule of Investments for values in each industry.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

60	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Statement of Assets and Liabilities	Master Small Cap Index Series

June 30, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $10,960,195) (cost — $711,454,767)	$877,963,807
Investments at value — affiliated (cost — $25,872,188)	25,924,701
Cash	203,775
Cash pledged for futures contracts	224,000
Receivables:
Contributions from investors	9,574,301
Investments sold	9,443,751
Dividends — unaffiliated	961,560
Securities lending income — affiliated	19,465
Dividends — affiliated	7,512
Prepaid expenses	894

Total assets	924,323,766

Liabilities
Cash collateral on securities loaned at value	11,411,760
Payables:
Investments purchased	5,949,767
Variation margin on futures contracts	6,895
Investment advisory fees	6,499
Other affiliates	5,300
Directors’ fees	4,251
Other accrued expenses	229,973

Total liabilities	17,614,445

Net Assets	$906,709,321

Net Assets Consist of
Investors’ capital	$740,139,759
Net unrealized appreciation (depreciation)	166,569,562

Net Assets	$906,709,321

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	61

Statements of Operations	Master Small Cap Index Series

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends — unaffiliated	$4,200,293
Securities lending income — affiliated — net	471,624
Dividends — affiliated	61,701
Interest — unaffiliated	370
Foreign taxes withheld	(620)

Total investment income	4,733,368

Expenses
Accounting services	53,891
Custodian	49,520
Investment advisory	39,054
Professional	32,270
Directors	11,454
Printing	8,733
Miscellaneous	3,535

Total expenses	198,457
Less fees waived by the Manager	(6,760)

Total expenses after fees waived and/or reimbursed	191,697

Net investment income	4,541,671

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	21,848,544
Investments — affiliated	(247,831)
Futures contracts	745,896

22,346,609

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	11,844,462
Investments — affiliated	133,263
Futures contracts	74,240

12,051,965

Net realized and unrealized gain	34,398,574

Net Increase in Net Assets Resulting from Operations	$38,940,245

See Notes to Financial Statements.

62	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Statements of Changes in Net Assets	Master Small Cap Index Series

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$4,541,671	$8,078,099
Net realized gain	22,346,609	2,722,256
Net change in unrealized appreciation (depreciation)	12,051,965	108,591,011

Net increase in net assets resulting from operations	38,940,245	119,391,366

Capital Transactions
Proceeds from contributions	414,028,543	368,640,654
Value of withdrawals	(212,949,474)	(286,783,928)

Net increase in net assets derived from capital transactions	201,079,069	81,856,726

Net Assets
Total increase in net assets	240,019,314	201,248,092
Beginning of period	666,690,007	465,441,915

End of period	$906,709,321	$666,690,007

Financial Highlights

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012

Total Return
Total return	4.99%	[1]	21.49%		(4.33)%	5.05%	39.11%	16.52%

Ratios to Average Net Assets
Total expenses	0.05%	[2]	0.07%	[3]	0.08%	0.09%	0.07%	0.14%

Total expenses after fees waived and paid indirectly	0.05%	[2]	0.06%	[3]	0.07%	0.08%	0.06%	0.08%

Net investment income	1.16%	[2]	1.49%	[3]	1.39%	1.45%	1.46%	2.13%

Supplemental Data
Net assets, end of period (000)	$906,709		$666,690		$465,442	$700,935	$859,398	$581,771

Portfolio turnover rate	21%		39%		37%	21%	22%	68%

[1]	Aggregate total return.

[2]	Annualized.

[3]	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	63

Notes to Financial Statements (Unaudited)	Master Small Cap Index Series

1. Organization:

Master Small Cap Index Series (“Master Small Cap Index” or the “Series”) is a series of Quantitative Master Series LLC (the “Master LLC”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is classified as diversified. The Series Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Series’ books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Series does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Series reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Series enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Series had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Series no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Series would

64	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	Master Small Cap Index Series

receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Series’ net assets. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Series values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	65

Notes to Financial Statements (continued)	Master Small Cap Index Series

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Series’ Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose

66	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	Master Small Cap Index Series

restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$7,410,378	$(7,410,378)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,549,817	(3,549,817)	—

Total	$10,960,195	$(10,960,195)	—

[1]

Cash collateral with a value of $11,411,760 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

With respect to the Series, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market

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Notes to Financial Statements (continued)	Master Small Cap Index Series

fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $6,615.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective April 28, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Series or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, there were $145 fees waived by the Manager.

For the six months ended June 30, 2017, the Series reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursement was $2,856.

With respect to the Series, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Series, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Series.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Series is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BTC has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Series. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Series retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

Prior to June 12, 2017, BlackRock Investment Management, LLC (“BIM”) was the Series’ securities lending agent.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2017, the Series paid BIM $113,280 and BTC $7,376 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Series did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

68	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)	Master Small Cap Index Series

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$19,340,437	$31,959,749	$9,080,191

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities were $363,175,049 and $159,004,803, respectively.

8. Income Tax Information:

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$741,936,824

Gross unrealized appreciation	$194,677,628
Gross unrealized depreciation	(32,725,944)

Net unrealized appreciation	$161,951,684

9. Bank Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Series did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers of securities owned by the Series. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments and may experience difficulty in selling those investments in a timely

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Notes to Financial Statements (concluded)	Master Small Cap Index Series

manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

As of period end, the Series’ investments had the following industry classifications:

Industry	Percent of Net Assets
Banks	10%
Equity Real Estate Investment Trusts (REITs)	7
Biotechnology	5
Other[1]	78

[1]	All other industries held was less than 5% of net assets.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

70	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Disclosure of Investment Advisory Agreements

The Board of Directors of Quantitative Master Series LLC (the “Master LLC”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Master LLC Agreement”) between the Master LLC, on behalf of Master Small Cap Index Series (the “Master Portfolio”), a series of the Master LLC, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor. iShares Russell 2000 Small-Cap Index Fund (“Small-Cap Index Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Master LLC Agreement.

The Board of Directors of the Corporation also met in person at the April Meeting and the May Meeting to consider the approval of the investment advisory agreement (the “Corporation Agreement”) between the Corporation, on behalf of iShares MSCI EAFE International Index Fund (“International Index Fund”), a series of the Corporation, and the Manager, the Corporation’s investment advisor.

The Master Portfolio, Small-Cap Index Fund and International Index Fund are referred to herein, as pertinent, individually as a “Fund” or collectively as the “Funds.” The Master LLC Agreement and the Corporation Agreement are referred to herein as the “Agreements.” For simplicity: (a) the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards,” and the members are referred to as “Board Members;” and (b) the shareholders of each of Small-Cap Index Fund and International Index Fund and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the pertinent Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the pertinent Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master LLC’s and/or the Corporation’s adherence to its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the pertinent Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

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Disclosure of Investment Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on fees and expenses of each Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each of Small-Cap Index Fund and International Index Fund as compared with a peer group of funds as determined by Broadridge1, as well as the performance of each of these Funds as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding the shares of Small-Cap Index Fund and International Index Fund, as applicable.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master LLC, including the Independent Board Members, approved the continuation of the Master LLC Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2018. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Master LLC Agreement with respect to the Master Portfolio and found the Master LLC Agreement to be satisfactory. At the May Meeting, the Board of the Corporation, including the Independent Board Members, also approved the continuation of the Corporation Agreement between the Manager and the Corporation with respect to International Index Fund for a one-year term ending June 30, 2018. In approving the continuation of the pertinent Agreement, each Board considered, with respect to the applicable Fund: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the costs of Small-Cap Index Fund and International Index Fund, as applicable, to investors compared to the costs of the relevant Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the applicable Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing;

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

72	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Disclosure of Investment Advisory Agreements (continued)

(iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio/Small-Cap Index Fund and International Index Fund, as applicable. The Boards noted that Small-Cap Index Fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the performance of Small-Cap Index Fund and International Index Fund, as applicable. The Boards also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with their review, the Boards received and reviewed information regarding the investment performance of Small-Cap Index Fund and International Index Fund as compared to other funds in the Fund’s applicable Broadridge category and the performance of each of these Funds as compared with its benchmark. The Boards were provided with a description of the methodology used by Broadridge to select peer funds and periodically meet with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund, throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Boards noted that for the past five one-year periods reported, Small-Cap Index Fund’s net performance was within the tolerance range of its benchmark for four of the five periods. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund.

The Board of the Corporation noted that for the past five one-year periods reported, International Index Fund’s net performance was within the tolerance range of its benchmark for three of the five periods. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Boards, including the Independent Board Members, reviewed, as pertinent, the contractual management fee rate of the Master Portfolio/Small-Cap Index Fund and International Index Fund compared with the other funds in the applicable Fund’s Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Boards also compared, as pertinent, the total expense ratio of Small-Cap Index Fund and International Index Fund, as well as the actual management fee rate of the Master Portfolio/Small-Cap Index Fund and International Index Fund, to those of other funds in the applicable Fund’s Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	73

Disclosure of Investment Advisory Agreements (concluded)

In addition, each Board considered the cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to the applicable Fund. The Boards may receive and review information from independent third parties as part of their annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement and to continue to provide the high quality of services that is expected by that Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Boards noted that the Master Portfolio’s/Small-Cap Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Small-Cap Index Fund’s total expense ratio each ranked in the first quartile, relative to Small-Cap Index Fund’s Expense Peers. The Boards also noted that BlackRock has contractually agreed to a cap on the Master Portfolio’s total expenses as a percentage of the Master Portfolio’s average daily net assets and has contractually agreed to a cap on Small-Cap Index Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Boards noted that BlackRock proposed, and the Boards agreed to, a lower contractual expense cap on Small-Cap Index Fund on a class-by-class basis. This expense cap reduction was implemented on October 5, 2016.

The Board of the Corporation noted that International Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to International Index Fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on International Index Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, as well as the existence of expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, approved the continuation of the Master LLC Agreement between the Manager and the Master LLC, with respect to the Master Portfolio, for a one-year term ending June 30, 2018. The Board of the Corporation, including the Independent Board Members, approved the continuation of the Corporation Agreement between the Manager and the Corporation, with respect to International Index Fund, for a one-year term ending June 30, 2018.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each of the Board of the Master LLC and the Board of the Corporation, including the Independent Board Members, was satisfied that the terms of the pertinent Agreement were fair and reasonable and in the best interest of the applicable Fund and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Master LLC Agreement with respect to the Master Portfolio and found the Master LLC Agreement to be satisfactory. In arriving at its decision to approve the applicable Agreement, the Board of the Master LLC and the Board of the Corporation did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master LLC and the Corporation reflect the results of several years of review by the respective Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

74	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Disclosure of Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Index Funds, Inc. (the “Corporation”) met in person on November 16-18, 2016 (the “November 2016 Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Corporation’s investment advisor, and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to iShares MSCI EAFE International Index Fund (the “Fund”), a series of the Corporation. The Board was informed that the Sub-Advisory Agreement was substantially the same as sub-advisory agreements previously approved with respect to certain other funds advised by the Manager.

On the date of the November 2016 Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

The Board previously met in person on May 18-20, 2016 (the “May 2016 Meeting”) to consider the initial approval of the investment advisory agreement between the Corporation, on behalf of the Fund, and the Manager (the “Advisory Agreement”). At the May 2016 Meeting, the Board, including the Independent Board Members, approved the Advisory Agreement for a two-year term beginning on the effective date of the Advisory Agreement. A discussion of the basis for the Board’s approval of the Advisory Agreement at the May 2016 Meeting is included in the annual shareholder report of the Fund for the period ended December 31, 2016.

At the November 2016 Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement. The factors considered by the Board at the November 2016 Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May 2016 Meeting with respect to approval of the Advisory Agreement. Following discussion, all the Board Members present at the November 2016 Meeting, including all the Independent Board Members present at the Meeting, approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	75

Disclosure of Sub-Advisory Agreement

The Board of Directors of Quantitative Master Series LLC (the “Master LLC”) met in person on November 16-18, 2016 (the “November 2016 Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to Master Small Cap Index Series (the “Master Portfolio”), a series of the Master LLC. iShares Russell 2000 Small-Cap Index Fund (the “Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Sub-Advisory Agreement. For simplicity, the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.” The Board was informed that the Sub-Advisory Agreement was substantially the same as sub-advisory agreements previously approved with respect to certain other funds advised by the Manager.

On the date of the November 2016 Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

The Board of the Master LLC previously met in person on April 21, 2016 (the “April 2016 Meeting”) and on May 18-20, 2016 (the “May 2016 Meeting”) to consider the approval of the investment advisory agreement between the Master LLC, on behalf of the Master Portfolio, and the Manager (the “Advisory Agreement”). The Board of the Corporation also considered the approval of the Advisory Agreement. At the May 2016 Meeting, the Board of the Master LLC, including the Independent Board Members, approved the continuation of the Advisory Agreement for a one-year term ending June 30, 2017. A discussion of the basis for the Board of the Master LLC’s approval of the Advisory Agreement at the May 2016 Meeting is included in the semi-annual shareholder report of the Fund for the period ended June 30, 2016.

At the November 2016 Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement. The factors considered by the Board at the November 2016 Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the April 2016 Meeting and the May 2016 Meeting with respect to approval of the Advisory Agreement.

Following discussion, all the Board Members of the Master LLC present at the November 2016 Meeting, including all the Independent Board Members present at the November 2016 Meeting, approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Master Portfolio and its interest holders. The Board of the Corporation, including the Independent Board Members, also considered the approval of the Sub-Advisory Agreement and found the Sub-Advisory Agreement to be satisfactory. In arriving at its decision to approve the Sub-Advisory Agreement, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

76	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Officers and Directors

Rodney D. Johnson, Chair of the Board and Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Mark Stalnecker, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator[1] BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock Fund Advisors San Francisco, CA 94105	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809		Legal Counsel Sidley Austin LLP New York, NY 10019

[1]	iShares Russell 2000 Small-Cap Index Fund.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	77

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Series use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Series voted proxies relating to securities held in the Funds’/Series’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

78	BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK INDEX FUNDS, INC.	JUNE 30, 2017	79

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Index2-6/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form. (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Funds, Inc. and Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date:	September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date:	September 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date:	September 5, 2017

3